    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 5, 1997
                                              SECURITIES ACT FILE NO. 333-
                                       INVESTMENT COMPANY ACT FILE NO. 811-6499

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                --------------

PRE-EFFECTIVE AMENDMENT NO. [_]                POST-EFFECTIVE AMENDMENT NO. [_]
                       (CHECK APPROPRIATE BOX OR BOXES)

                                --------------

                        MUNIYIELD CALIFORNIA FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                --------------

                                (609) 282-2800
                       (AREA CODE AND TELEPHONE NUMBER)

                                --------------

                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                --------------

                                 ARTHUR ZEIKEL
                        MUNIYIELD CALIFORNIA FUND, INC.
             800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                --------------

                                  COPIES TO:
         FRANK P. BRUNO, ESQ.                       PHILIP L. KIRSTEIN, ESQ.
           BROWN & WOOD LLP                     MERRILL LYNCH ASSET MANAGEMENT
        ONE WORLD TRADE CENTER                       800 SCUDDERS MILL ROAD
     NEW YORK, NEW YORK 10048-0557               PLAINSBORO, NEW JERSEY 08536

                                --------------

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                                --------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                        PROPOSED
                                           PROPOSED      MAXIMUM
                             AMOUNT        MAXIMUM      AGGREGATE   AMOUNT OF
    TITLE OF SECURITIES       BEING     OFFERING PRICE  OFFERING   REGISTRATION
BEING REGISTERED          REGISTERED(1)  PER UNIT(1)    PRICE(1)      FEE(3)
-------------------------------------------------------------------------------
Common Stock ($.10 par
 value)                    $4,056,171       $15.97     $64,777,051  $19,629.41
-------------------------------------------------------------------------------
Auction Market Preferred
 Stock, Series C               800        $25,000(2)   $20,000,000  $6,060.61

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee.
(2) Represents the liquidation preference of a share of preferred stock after the reorganization.
(3) Paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

                                --------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                        MUNIYIELD CALIFORNIA FUND, INC.

                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

                                                  PROXY STATEMENT AND
                FORM N-14 ITEM NO.                PROSPECTUS CAPTION
                ------------------                -------------------
 PART A
 Item  1.Beginning of Registration Statement and
         Outside Front Cover Page of Prospectus.. Registration Statement Cover
                                                  Page; Prospectus Cover Page
 Item  2.Beginning and Outside Back Cover Page of
         Prospectus.............................. Table of Contents
 Item  3.Fee Table, Synopsis Information and Risk
         Factors................................. The Reorganization--Summary;
                                                  The Reorganization--Risk
                                                  Factors and Special
                                                  Considerations
 Item  4.Information about the Transaction....... The Reorganization--Summary;
                                                  The Reorganization--Agreement
                                                  and Plan of Reorganization
 Item  5.Information about the Registrant........ Prospectus Cover Page; The
                                                  Reorganization--Summary; The
                                                  Reorganization--Comparison of
                                                  the Funds; Additional
                                                  Information
 Item  6.Information about the Company Being
         Acquired................................ Prospectus Cover Page; The
                                                  Reorganization--Summary; The
                                                  Reorganization--Comparison of
                                                  the Funds; Additional
                                                  Information
 Item  7.Voting Information...................... The Reorganization--Summary;
                                                  The Reorganization--
                                                  Comparison of the Funds;
                                                  Information Concerning the
                                                  Meetings; Additional
                                                  Information
 Item  8.Interest of Certain Persons and Experts. Not Applicable
 Item  9.Additional Information Required for
         Reoffering by Persons Deemed to be
         Underwriters............................ Not Applicable
 PART B
 Item 10.Cover Page.............................. Not Applicable
 Item 11.Table of Contents....................... Not Applicable
 Item 12.Additional Information about the         The Reorganization--
         Registrant.............................. Comparison of the Funds
 Item 13.Additional Information about the Company The Reorganization--
         Being Acquired.......................... Comparison of the Funds
 Item 14.Financial Statements.................... Financial Statements
 PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                        MUNIYIELD CALIFORNIA FUND, INC.
                     TAURUS MUNICALIFORNIA HOLDINGS, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

 NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS OF MUNIYIELD CALIFORNIA FUND, INC.
                                      AND
    SPECIAL MEETING OF STOCKHOLDERS OF TAURUS MUNICALIFORNIA HOLDINGS, INC.

                               ----------------

                        TO BE HELD ON OCTOBER 20, 1997

TO THE STOCKHOLDERS OF
  MUNIYIELD CALIFORNIA FUND, INC.
  TAURUS MUNICALIFORNIA HOLDINGS, INC.:

  NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of MuniYield California Fund, Inc. ("MuniYield") and a special meeting of stockholders of Taurus MuniCalifornia Holdings, Inc. ("Taurus") (collectively, the "Meetings") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Thursday, October 20, 1997 at 9:00 a.m., New York time (for MuniYield) and 9:30 a.m., New York time (for Taurus) for the following purposes:

    (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") contemplating the acquisition of all of the assets of Taurus by MuniYield, and the assumption of all of the liabilities of Taurus by MuniYield, in exchange solely for an equal aggregate value of newly-issued shares of Common Stock of MuniYield ("MuniYield Common Stock") and shares of one newly-created series of Auction Market Preferred Stock ("AMPS") of MuniYield to be designated Series C ("MuniYield Series C AMPS") and the distribution of such MuniYield Common Stock to the holders of Common Stock of Taurus and such MuniYield Series C AMPS to the holders of AMPS of Taurus. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of Taurus and the termination of its registration under the Investment Company Act of 1940;

    (2) For the stockholders of MuniYield only:

      (a) To elect a Board of Directors of MuniYield to serve for the ensuing year;

      (b) To consider and act upon a proposal to ratify the selection of Deloitte & Touche llp to serve as independent auditors of MuniYield for its current fiscal year ending October 31, 1997;

    (3) To transact such other business as properly may come before the Meetings or any adjournment thereof.

  The Boards of Directors of MuniYield and Taurus have fixed the close of business on August 25, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

  A complete list of the stockholders of each of MuniYield and Taurus entitled to vote at the Meetings will be available and open to the examination of any stockholder of MuniYield or Taurus, respectively, for any purpose germane to the Meetings during ordinary business hours from and after October 6, 1997, at the offices of MuniYield, 800 Scudders Mill Road, Plainsboro, New Jersey.

  You are cordially invited to attend the Meetings. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY APPLICABLE TO THEIR FUND AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of MuniYield or Taurus, as applicable.

                                          By Order of the Boards of Directors

                                          Philip M. Mandel
                                          Secretary Of MuniYield California
                                           Fund, Inc.

                                          Patrick D. Sweeney
                                          Secretary of Taurus MuniCalifornia
                                           Holdings, Inc.

Plainsboro, New Jersey
Dated: September   , 1997

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                             SUBJECT TO COMPLETION

        PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED AUGUST 5, 1997
                        MUNIYIELD CALIFORNIA FUND, INC.
                      TAURUS MUNICALIFORNIA HOLDINGS, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                                 ------------

       ANNUAL MEETING OF STOCKHOLDERS OF MUNIYIELD CALIFORNIA FUND, INC.
                                      AND
    SPECIAL MEETING OF STOCKHOLDERS OF TAURUS MUNICALIFORNIA HOLDINGS, INC.

                                 ------------

                                OCTOBER 20, 1997

  This Joint Proxy Statement and Prospectus (the "Proxy Statement and Prospectus") is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of MuniYield California Fund, Inc., a Maryland corporation ("MuniYield"), and Taurus MuniCalifornia Holdings, Inc., a Maryland corporation ("Taurus"), for use at the annual meeting of stockholders of MuniYield ("MuniYield Annual Meeting") and a special meeting of stockholders of Taurus (the "Taurus Special Meeting" and collectively with the MuniYield Annual Meeting, the "Meetings") called to approve or disapprove the proposed reorganization whereby (i) MuniYield will acquire all of the assets, and will assume all of the liabilities, of Taurus, in exchange solely for an equal aggregate value of newly-issued shares of Common Stock, par value $.10 per share, of MuniYield ("MuniYield Common Stock") and shares of a newly-created series of Auction Market Preferred Stock ("AMPS") of MuniYield, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series C ("MuniYield Series C AMPS") to be issued by MuniYield; and
(ii) Taurus will be deregistered and dissolved (collectively, the "Reorganization"). MuniYield and Taurus sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," each as applicable and each as the context requires. This Proxy Statement and Prospectus also is being furnished to stockholders of MuniYield in connection with the election of the Board of Directors of MuniYield and the ratification of the selection of independent auditors for MuniYield.
                                                        (continued on next page)

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION  NOR HAS  THE  COMMISSION PASSED  UPON THE  ACCURACY OR
   ADEQUACY OF  THIS PROXY STATEMENT  AND PROSPECTUS. ANY  REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

  This Proxy Statement and Prospectus serves as a prospectus of MuniYield under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of MuniYield Common Stock and MuniYield Series C AMPS in the Reorganization.

  This Proxy Statement and Prospectus sets forth concisely the information about MuniYield and Taurus that stockholders of MuniYield and Taurus should know before considering the Reorganization and should be retained for future reference. MuniYield and Taurus have authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

  The address of the principal executive offices of both MuniYield and Taurus is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

        The date of this Proxy Statement and Prospectus is      , 1997.

  The aggregate net asset value of the MuniYield Common Stock to be issued to Taurus and thereafter distributed to the holders of shares of Common Stock, par value $.10 per share, of Taurus ("Taurus Common Stock") will equal the aggregate net asset value of the shares of Taurus Common Stock on the date of the Reorganization. Similarly, it is intended that the aggregate liquidation preference and value of the MuniYield Series C AMPS to be issued to Taurus and thereafter distributed to the holders of shares of AMPS of Taurus (the "Taurus AMPS"), with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), will equal the aggregate liquidation preference and value of the Taurus AMPS on the date of the Reorganization. As soon as practicable after the receipt by MuniYield of all of Taurus' assets and the assumption by MuniYield of all of Taurus' liabilities, Taurus will distribute the MuniYield Common Stock and the MuniYield Series C AMPS to Taurus' stockholders as described under "The Reorganization." Thereafter, Taurus will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will liquidate and dissolve in accordance with the laws of the State of Maryland.

  Both MuniYield and Taurus are non-diversified, leveraged, closed-end management investment companies with virtually identical investment objectives. Both MuniYield and Taurus seek to provide stockholders with as high a level of current income exempt from Federal and California income taxes as is consistent with their respective investment policies and prudent investment management. MuniYield and Taurus seek to achieve their respective investment objectives by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes ("California Municipal Bonds"). Under normal circumstances, at least 65% of each Fund's total assets will be invested in California Municipal Bonds and at least 80% of each Fund's total assets will be invested in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from California income taxes. There can be no assurance that after the Reorganization the surviving fund will achieve the investment objective of either MuniYield or Taurus.

  MuniYield Common Stock and Taurus Common Stock are listed on the New York Stock Exchange (the "NYSE") under the symbols "MYC" and "MCF," respectively. Subsequent to the Reorganization, shares of MuniYield Common Stock will continue to be listed on the NYSE under the symbol "MYC." Reports, proxy materials and other information concerning either Fund may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
INTRODUCTION..............................................................   5
THE REORGANIZATION........................................................   6
  SUMMARY.................................................................   6
  RISK FACTORS AND SPECIAL CONSIDERATIONS.................................  13
    Effects of Leverage...................................................  13
    Portfolio Management..................................................  15
    Ratings Considerations................................................  15
  COMPARISON OF THE FUNDS.................................................  16
    Financial Highlights..................................................  16
    Investment Objective and Policies.....................................  21
    Description of Municipal Bonds........................................  22
    Other Investment Policies.............................................  23
    Information Regarding Options and Futures Transactions................  24
    Investment Restrictions...............................................  27
    Rating Agency Guidelines..............................................  28
    Portfolio Composition.................................................  28
    Special Considerations Relating to California Municipal Bonds.........  29
    Portfolio Transactions................................................  30
    Portfolio Turnover....................................................  30
    Net Asset Value.......................................................  31
    Capital Stock.........................................................  31
    Management of the Funds...............................................  33
    Voting Rights.........................................................  34
    Stockholder Inquiries.................................................  35
    Dividends and Distributions...........................................  35
    Automatic Dividend Reinvestment Plan..................................  36
    Liquidation Rights of Holders of AMPS.................................  38
    Tax Rules Applicable to MuniYield, Taurus and Their Stockholders......  38
  AGREEMENT AND PLAN OF REORGANIZATION....................................  41
    General...............................................................  41
    Procedure.............................................................  42
    Terms of the Agreement and Plan of Reorganization.....................  43
    Potential Benefits to MuniYield Common Stockholders and Taurus Common
     Stockholders as a Result of the Reorganization.......................  44
    Surrender and Exchange of Taurus Stock Certificates...................  45
    Tax Consequences of the Reorganization................................  46
    Capitalization........................................................  47
ELECTION OF DIRECTORS.....................................................  48
    Committee and Board Meetings..........................................  50
    Compliance with Section 16(a) of the Securities Exchange Act of 1934..  50
    Interested Persons....................................................  50
    Compensation of Directors.............................................  50
    Officers of the Funds.................................................  51
SELECTION OF INDEPENDENT AUDITORS.........................................  52
INFORMATION CONCERNING THE MEETINGS.......................................  52
    Date, Time and Place of Meetings......................................  52
    Solicitation, Revocation and Use of Proxies...........................  53
    Record Date and Outstanding Shares....................................  53
    Security Ownership of Certain Beneficial Owners and Management of
     MuniYield and Taurus.................................................  53
    Voting Rights and Required Vote.......................................  53

                                                                           PAGE
                                                                           -----
ADDITIONAL INFORMATION....................................................    55
CUSTODIAN.................................................................    56
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR...................    56
LEGAL PROCEEDINGS.........................................................    56
LEGAL OPINIONS............................................................    56
EXPERTS...................................................................    56
STOCKHOLDER PROPOSALS.....................................................    57
INDEX TO FINANCIAL STATEMENTS.............................................   F-1
EXHIBIT I--AGREEMENT AND PLAN OF REORGANIZATION...........................   I-1
EXHIBIT II--RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER...............  II-1
EXHIBIT III--ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA.................. III-1

                                 INTRODUCTION

  This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of MuniYield and Taurus for use at the Meetings to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on October 20, 1997, at 9:00 a.m., New York time (for MuniYield) and 9:30 a.m., New York time (for Taurus). The mailing address for both MuniYield and Taurus is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate
mailing date of this Proxy Statement and Prospectus is September   , 1997.

  Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of MuniYield or Taurus, as applicable, at the address indicated above or by voting in person at the appropriate Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, (a) all proxies will be voted "FOR" proposal (1) to approve the Agreement and Plan of Reorganization between MuniYield and Taurus (the "Agreement and Plan of Reorganization"); and (b) for the stockholders of MuniYield only, all proxies submitted by MuniYield stockholders will be voted "FOR" proposal (2)(a) to elect a Board of Directors of MuniYield to serve for the ensuing year; and "FOR" proposal (2)(b) to consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of MuniYield for the current fiscal year ending October 31, 1997.

  With respect to proposal (1), approval of the Agreement and Plan of Reorganization will require the affirmative vote of stockholders representing
(i) a majority of the outstanding shares of MuniYield Common Stock and the outstanding shares of AMPS of MuniYield, designated Series A and Series B, each with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) (collectively, the "MuniYield AMPS"), voting together as a single class; (ii) a majority of the outstanding shares of MuniYield AMPS, voting separately as a class; (iii) a majority of the outstanding shares of Taurus Common Stock and Taurus AMPS, voting together as a single class; (iv) and a majority of the outstanding shares of Taurus AMPS, voting separately as a class.

  With respect to proposal (2)(a), holders of shares of MuniYield AMPS are entitled to elect two Directors of MuniYield and holders of shares of MuniYield Common Stock and MuniYield AMPS, voting together as a single class, are entitled to elect the remaining Directors of MuniYield. Assuming a quorum is present, (x) election of the two Directors of MuniYield to be elected by the holders of MuniYield AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of the MuniYield AMPS, represented at the MuniYield Annual Meeting and entitled to vote; and (y) election of the remaining Directors of MuniYield will require the affirmative vote of a majority of the votes cast by the holders of shares of MuniYield Common Stock and MuniYield AMPS, represented at the MuniYield Annual Meeting and entitled to vote, voting together as a single class.

  With respect to proposal (2)(b), approval of the ratification of the selection of Deloitte & Touche LLP as the independent auditors of MuniYield will require the affirmative vote of a majority of the votes cast by the holders of shares of MuniYield Common Stock and MuniYield AMPS, represented at the MuniYield Annual Meeting and entitled to vote, voting together as a single class.

  The Boards of Directors of MuniYield and Taurus have fixed the close of business on August 25, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, there were issued and outstanding 16,781,559 shares of MuniYield Common Stock, 4,800 shares of MuniYield AMPS in two series, 5,175,539 shares of Taurus Common Stock and 800 shares of Taurus AMPS in one series. To the knowledge of the management of each of MuniYield and Taurus, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital stock of MuniYield or Taurus at the Record Date.

  The Boards of Directors of MuniYield and Taurus know of no business other than that discussed in proposals 1 and 2 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                              THE REORGANIZATION

SUMMARY

  The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained herein and in the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

  In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of all of the assets and the assumption of all of the liabilities of Taurus by MuniYield and the subsequent distribution of MuniYield Common Stock and MuniYield Series C AMPS to the holders of Taurus Common Stock and Taurus AMPS, respectively, and (ii) the subsequent deregistration and dissolution of Taurus.

  At a meeting of the Board of Directors of MuniYield held on June 20, 1997, and at a meeting of the Board of Directors of Taurus held on July 7, 1997, the Boards of Directors of MuniYield and Taurus unanimously approved a proposal that MuniYield acquire all of the assets, and assume all of the liabilities, of Taurus in exchange solely for MuniYield Common Stock and MuniYield Series C AMPS to be issued to Taurus and thereafter distributed to the stockholders of Taurus. Subject to obtaining the necessary approvals from the MuniYield and Taurus stockholders, the Board of Directors of Taurus deemed advisable the deregistration of Taurus under the Investment Company Act and its dissolution under the laws of the State of Maryland.

  If the MuniYield and Taurus stockholders approve the Reorganization, MuniYield Common Stock and MuniYield Series C AMPS will be issued to Taurus in exchange for the assets of Taurus and, thereafter, Taurus will distribute these shares to its stockholders as provided in the Agreement and Plan of Reorganization. After the Reorganization, Taurus will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

  MuniYield and Taurus are both non-diversified, leveraged, closed-end management investment companies registered under the Investment Company Act. Both MuniYield and Taurus seek to provide stockholders with as high a level of current income exempt from Federal and California income taxes as is consistent with their respective investment policies and prudent investment management. Both MuniYield and Taurus seek to achieve their investment objectives by investing primarily in a portfolio of California Municipal Bonds. Under normal circumstances, at least 65% of each Fund's total assets will be invested in California Municipal Bonds and at least 80% of each Fund's assets will be invested in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from California income taxes.

  Based upon their evaluation of all relevant information, the Directors of MuniYield and Taurus have determined that the Reorganization will potentially benefit the holders of Common Stock of both MuniYield and Taurus. Specifically, after the Reorganization, Taurus stockholders will remain invested in a closed-end fund that has an investment objective and policies virtually identical to those of Taurus and that utilizes essentially the same management personnel. In addition, it is anticipated that both MuniYield and Taurus common stockholders will be subject to a reduced overall operating expense ratio based on the combined assets of the surviving fund after the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of shares of MuniYield AMPS or Taurus AMPS; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

  In deciding to recommend the Reorganization, the Boards of Directors of MuniYield and Taurus took into account the investment objective and policies of both MuniYield and Taurus, the expenses incurred both due to the Reorganization and on an ongoing basis by the new and existing stockholders of MuniYield and the potential benefits, including economies of scale, to the holders of Common Stock and AMPS of MuniYield and Taurus as a result of the Reorganization. The Boards of Directors of MuniYield and Taurus, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, of MuniYield or Taurus, have determined that the Reorganization is in the best interests of each of the Funds and of the holders of Common Stock and AMPS of MuniYield and Taurus and that the interests of such stockholders will not be diluted as a result of effecting the Reorganization.

  If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, however, the Board of Directors of either MuniYield or Taurus may cause the Reorganization to be postponed or abandoned should either Board determine that it is in the best interests of the stockholders of either MuniYield or Taurus, respectively, to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of MuniYield and Taurus; (ii) by the Board of Directors of MuniYield if any condition to MuniYield's obligations has not been fulfilled or waived by such Board; or
(iii) by the Board of Directors of Taurus if any condition to Taurus' obligations has not been fulfilled or waived by such Board.

       PRO FORMA FEE TABLE FOR COMMON STOCKHOLDERS OF MUNIYIELD, TAURUS
          AND THE COMBINED FUND AS OF APRIL 30, 1997 (UNAUDITED) (A)

                                                       ACTUAL             PRO
                                                  ------------------     FORMA
                                                  MUNIYIELD   TAURUS    COMBINED
                                                  ---------   ------    --------
COMMON STOCKHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load (as a percentage of the
   offering price) imposed on purchases of Common
   Stock.........................................   5.50%(b)   5.50%(b)   (c)
  Dividend Reinvestment and Cash Purchase Plan
   Fees..........................................   None       None       None
ANNUAL FUND OPERATING EXPENSES (as a percentage
 of average net assets attributable to Common
 Stock; annualized)(d):
  Investment Advisory Fees.......................   0.73%      0.67%      0.71%
  Other Expenses
    Transfer Agent Fees..........................   0.02%      0.06%      0.02%
    Custodian Fee................................   0.01%      0.01%      0.01%
    Miscellaneous................................   0.22%      0.46%      0.20%
                                                    ----       ----       ----
      Total Other Expenses.......................   0.25%      0.53%      0.23%
                                                    ----       ----       ----
      Total Annual Operating Expenses............   0.98%      1.20%      0.94%
                                                    ====       ====       ====

--------
(a) No information is presented with respect to AMPS because neither Fund's expenses nor the expenses of the Reorganization will be borne by the holders of AMPS of either Fund. Generally AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.
(b) Sales load charged in the Fund's initial offering, subject to reductions for bulk purchases. Shares of Common Stock purchased on the secondary market are not subject to sales loads, but may be subject to brokerage commissions or other charges.
(c) No sales load will be charged on the issuance of shares in the Reorganization. Shares of Common Stock are not available for purchase directly from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.
(d) The actual annual fund operating expenses were derived from each Fund's stockholder report dated as of April 30, 1997. The pro forma annual operating expenses for the combined fund are projections for a 12-month period.

EXAMPLE:

              CUMULATIVE EXPENSES PAID ON SHARES OF COMMON STOCK
                          FOR THE PERIODS INDICATED:

                                                        1     3     5    10
                                                       YEAR YEARS YEARS YEARS
                                                       ---- ----- ----- -----
   An investor would pay the following expenses on a
    $1,000 investment, including the maximum sales
    load of $55 and assuming (1) an operating expense
    ratio of 0.98% for MuniYield Common Stock, 1.20%
    for Taurus Common Stock and 0.94% for shares of
    the combined fund and (2) a 5% annual return
    throughout the period:
     MuniYield........................................ $64   $85  $106  $169
     Taurus........................................... $67   $91  $117  $192
     Combined Fund*................................... $64   $83  $104  $164

--------
* Assumes that the Reorganization had taken place on April 30, 1997.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a MuniYield or Taurus common stockholder will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Example set forth above assumes that shares of Common Stock were purchased in the initial offerings and the reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. See "The Reorganization--Comparison of the Funds" and "Agreement and Plan of Reorganization--Potential Benefits to MuniYield Common Stockholders and Taurus Common Stockholders as a Result of the Reorganization."

BUSINESS OF MUNIYIELD..........  MuniYield was incorporated under the laws of the State of Maryland on December 17, 1991 and commenced operations on February 28, 1992. Like Taurus, MuniYield is a non-diver-sified, leveraged, closed-end management in-vestment company whose investment objective is to provide stockholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent in-vestment management. Furthermore, like Tau-rus, MuniYield seeks to achieve its invest-ment objective by investing primarily in a portfolio of California Municipal Bonds. See "The Reorganization--Comparison of the Funds--Investment Objective and Policies."

                                 Like Taurus, MuniYield has outstanding both
                                 Common Stock and AMPS. As of June 30, 1997,
                                 MuniYield had net assets of $381,613,283.

BUSINESS OF TAURUS.............  Taurus was incorporated under the laws of the
                                 State of Maryland on October 26, 1989 and commenced operations on February 1, 1990. Like MuniYield, Taurus is a non-diversified, leveraged, closed-end management investment company whose investment objective is to pro-vide stockholders with as high a level of current income exempt from Federal and Cali-fornia income taxes as is consistent with its investment policies and prudent investment management. Furthermore, like MuniYield, Tau-rus seeks to achieve its investment objective by investing primarily in a portfolio of Cal-ifornia Municipal Bonds.

                                 Like MuniYield, Taurus has outstanding both
                                 Common Stock and AMPS. As of June 30, 1997,
                                 Taurus had net assets of $80,314,157.

COMPARISON OF THE FUNDS........  Investment Objective and Policies. MuniYield
                                 and Taurus have virtually identical invest-ment objectives and policies. Each Fund seeks to pay interest exempt from Federal and Cali-fornia income taxes and to maintain at least 65% of its total assets invested in Califor-nia Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from Cali-fornia income taxes. See "The Reorganiza-tion--Comparison of the Funds--Investment Ob-jective and Policies."

                                 Capital Stock. MuniYield and Taurus each has outstanding both Common Stock and AMPS. Like Taurus Common Stock, MuniYield Common Stock is traded on the NYSE. As of June 30, 1997, the net asset value per share of MuniYield Common Stock was $15.59 and the market price per share was $15.125, and as of the same date, the net asset value per share of the Taurus Common Stock was $11.65 and the market price per share was $11.375. MuniYield AMPS and Taurus AMPS each have a liquidation pref-erence of $25,000 per share and are sold principally at auctions. See "The Reorganiza-tion--Comparison of the Funds--Capital Stock."

                                 Auctions generally have been held and will be held every 28 days in the case of the MuniYield Series A AMPS and every seven days in the case of the MuniYield Series B AMPS unless MuniYield elects, subject to certain limitations, to have a special dividend peri-od. As of the auction held on June 25, 1997, the dividend rate on the MuniYield Series A AMPS was 3.696%; as of the auction held on June 25, 1997, the dividend rate on the MuniYield Series B AMPS was 3.7%. Auctions generally have been held and will be held ev-ery 28 days in the case of the Taurus AMPS unless Taurus elects, subject to certain lim-itations, to have a special dividend period. As of the auction held on June 18, 1997, the dividend rate on the Taurus AMPS was 3.5%.

                                 Advisory Fees. The investment adviser for both MuniYield and Taurus is Fund Asset Man-agement, L.P. ("FAM"). FAM is an affiliate of MLAM, and both FAM and MLAM are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. MLAM or FAM acts as the in-vestment adviser for more than 140 registered investment companies. FAM also offers portfo-lio management and portfolio analysis serv-ices to individuals and institutions.

                                 FAM is responsible for the management of each Fund's investment portfolio and for providing administrative services to each Fund. Similar personnel manage the portfolios of both MuniYield and Taurus. Walter C. O'Connor and Robert Roffo serve as the portfolio managers for MuniYield and Taurus, respectively.

                                 Pursuant to separate investment advisory agreements between each Fund and FAM, each Fund pays FAM a monthly fee at the annual rate of 0.50% of such Fund's average weekly net assets, including proceeds from the issu-ance of AMPS. Subsequent to the Reorganiza-tion, FAM will continue to receive compensa-tion at the rate of 0.50% of the average weekly net assets of the surviving Fund. See "The Reorganization--Comparison of the Funds--Management of the Funds."

                                 Other Significant Fees. The Bank of New York is the transfer agent, dividend disbursing agent and registrar for both MuniYield and Taurus in connection with their respective Common Stock.

                                 The Bank of New York is also the custodian for the assets of MuniYield and Taurus. IBJ Schroder Bank and Trust Company is the trans-fer agent, registrar and auction agent for both MuniYield and Taurus in connection with their respective AMPS. The principal business addresses are as follows: The Bank of New York (in its capacity as custodian), 90 Wash-ington Street, New York, New York 10286; The Bank of New York (in its capacity as transfer agent, dividend disbursing agent and regis-
                                 trar), 101 Barclay Street, New York, New York 10286; and IBJ Schroder Bank and Trust Compa-ny, One State Street, New York, New York 10004. See "The Reorganization--Comparison of the Funds--Management of the Funds."

                                 Overall Expense Ratio. As of April 30, 1997, the total operating expense ratio for MuniYield was 0.67%, based on average net as-sets of approximately $378.9 million includ-ing proceeds from the issuance of AMPS, and 0.98%, based on average net assets of approx-imately $258.9 million excluding proceeds from the issuance of AMPS, and the total op-erating expense ratio for Taurus was 0.90% based on average net assets of approximately $79.7 million including proceeds from the is-suance of AMPS, and 1.20%, based on average net assets of approximately $59.7 million ex-cluding proceeds from the issuance of AMPS. If the Reorganization had taken place on April 30, 1997, the total operating expense ratio for the combined fund on a pro forma basis would have been 0.65%, based on average net assets of approximately $458.7 million including proceeds from the issuance of AMPS, and 0.94%, based on average net assets of ap-proximately $318.7 million excluding proceeds from the issuance of AMPS.

                                 Purchases and Sales of Common Stock and
                                 AMPS. Purchase and sale procedures for both
                                 MuniYield Common Stock and Taurus Common
                                 Stock are identical, and investors typically purchase and sell shares of Common Stock of such Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alterna-tively, investors may purchase or sell shares of Common Stock of such Funds through pri-vately negotiated transactions with existing stockholders.

                                 Purchase and sale procedures for MuniYield
                                 AMPS and Taurus AMPS also are identical. Such AMPS generally are purchased and sold at sep-arate auctions conducted on a regular basis by IBJ Schroder Bank and Trust Company, as the auction agent for each Fund's AMPS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of AMPS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective custom-ers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each div-idend period), each holder may submit orders to buy, sell or hold AMPS to its broker-deal-er.

                                 Outside of these auctions, shares of
                                 MuniYield AMPS or Taurus AMPS may be pur-chased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market actually will be developed and maintained by the bro-ker-dealers for the AMPS of either Fund.

                                 Ratings of AMPS. The MuniYield AMPS and the
                                 Taurus AMPS have each been assigned a rating of AAA from Standard & Poor's Ratings Serv-ices ("S&P") and "Aaa" from Moody's Investors Service, Inc. ("Moody's"). See "The Reorgani-zation--Comparison of the Funds--Rating Agency Guidelines."

                                 Portfolio Transactions. The portfolio trans-actions in which MuniYield and Taurus may en-gage are identical, as are the procedures for such transactions. See "Comparison of the Funds--Portfolio Transactions."

                                 Dividends and Distributions. The methods of dividend payment and distributions are iden-tical for MuniYield and Taurus, both with re-spect to the Common Stock and the AMPS of each Fund. See "The Reorganization--Compari-son of the Funds--Dividends and Distribu-tions."

                                 Net Asset Value. The net asset value per share of Common Stock of each Fund is deter-mined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet re-ceived) minus all liabilities (including ac-crued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstand-ing at such time. Expenses, including the fees payable to FAM, are accrued daily. See "The Reorganization--Comparison of the Funds--Net Asset Value."

                                 Voting Rights. The corresponding voting
                                 rights of the holders of shares of MuniYield
                                 Common Stock and Taurus Common Stock are identical. Similarly, the corresponding vot-ing rights of the holders of shares of MuniYield AMPS and Taurus AMPS are identical. See "The Reorganization--Comparison of the Funds--Capital Stock."

                                 Stockholder Services. An automatic dividend reinvestment plan is available both to the holders of shares of MuniYield Common Stock and the holders of shares of Taurus Common Stock. The plans are identical for the two Funds. See "The Reorganization--Comparison of the Funds--Automatic Dividend Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual re-ports, are the same for the two Funds.

                OUTSTANDING SECURITIES OF MUNIYIELD AND TAURUS
                             AS OF APRIL 30, 1997

                                                             AMOUNT OUTSTANDING
                                              AMOUNT HELD BY EXCLUSIVE OF AMOUNT
                                    AMOUNT     FUND FOR ITS       SHOWN IN
           TITLE OF CLASS         AUTHORIZED   OWN ACCOUNT     PREVIOUS COLUMN
           --------------         ----------- -------------- -------------------
   MUNIYIELD
     Common Stock................ 199,995,200      -0-           16,781,559
     Series A AMPS...............       2,400      -0-                2,400
     Series B AMPS...............       2,400      -0-                2,400
   TAURUS
     Common Stock................ 199,999,200      -0-            5,175,539
     AMPS........................         800      -0-                  800

TAX CONSIDERATIONS.............  MuniYield and Taurus have jointly requested a private letter ruling from the IRS with re-spect to the Reorganization to the effect that, among other things, neither MuniYield nor Taurus will recognize gain or loss on the transaction, and Taurus stockholders will not recognize gain or loss on the exchange of their Taurus shares for shares of MuniYield Common Stock (except to the extent that a Taurus Common Stockholder receives cash rep-resenting an interest in less than a full share of MuniYield Common Stock in the Reor-ganization) or MuniYield Series C AMPS. The consummation of the Reorganization is subject to the receipt of such ruling. The Reorgani-zation will not affect the status of MuniYield as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Taurus will liquidate pursuant to the Reorganization. See "Agreement and Plan of Reorganization--Tax Consequences of the Reorganization."

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because both MuniYield and Taurus invest primarily in a portfolio of California Municipal Bonds and Municipal Bonds, any risks inherent in such investments are equally applicable to both Funds and will be similarly pertinent to the combined fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or AMPS of either Fund or create additional risks.

EFFECTS OF LEVERAGE

  Utilization of leverage, through the issuance of AMPS, involves certain risks to holders of MuniYield Common Stock and Taurus Common Stock. For example, each Fund's issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, fluctuations in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS affect the yield to holders of Common Stock. So long as each Fund, taking into account the costs associated with its AMPS and the Fund's operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate on the AMPS, the effect of leverage is to cause holders of the Fund's Common Stock to realize a higher current rate of return than if the Fund were not leveraged. Similarly, because a pro rata portion of each Fund's net realized capital gains on its investment assets generally is payable to holders of the Fund's Common Stock, if increased net capital gains are realized by the Fund because of increased capital for investment, the effect of leverage will be to increase the amount of such gains distributed to holders of the Fund's Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may increase substantially relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate on the AMPS approaches the net return on a Fund's investment portfolio, the benefit of leverage to holders of Common Stock is reduced, and if the current dividend rate on the AMPS were to exceed the net return on a Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Similarly, because both the costs associated with the issuance of AMPS and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any AMPS offering) are borne entirely by holders of the Fund's Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. Such decrease in net asset value likely would be reflected in a greater decline in the market price for shares of Common Stock.

  In an extreme case, a decline in net asset value could affect each Fund's ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect the Fund's qualification for the special tax treatment afforded RICs under the Code. See "Agreement and Plan of Reorganization--Tax Consequences of the Reorganization." Each Fund intends, however, to take all measures necessary to continue to make Common Stock dividend payments. If a Fund's current investment income were not sufficient to meet dividend requirements on either the Common Stock or the AMPS, it could be necessary for the Fund to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS if (i) the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than that obtainable if the Common Stock were unleveraged or (ii) the asset coverage (as defined in the Investment Company Act) for the AMPS declines below 200% or the Fund fails to satisfy the guidelines specified by Moody's and S&P in connection with their respective ratings of the AMPS. Redemption of the AMPS or insufficient investment income to make dividend payments may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous, in the absence of such extraordinary circumstances, to do so.

  The dividend rates on the outstanding AMPS are established through an auction process. The dividend rates on the MuniYield Series A and Series B AMPS are set every 28 and seven days, respectively. The dividend rates on Taurus AMPS are set every 28 days. The dividend rate has fluctuated at small premiums over and discounts to the 30 day commercial paper rate. At June 30, 1997, the annual dividend rates on the MuniYield Series A and Series B AMPS were 3.696% and 3.7%, respectively, and the annual dividend rate on the Taurus AMPS was 3.5%. At such rates, the annual return each Fund's portfolio must experience (net of expenses) in order to cover dividend payments on its AMPS is 0.90% and 0.70%, respectively.

  The following table is designed to illustrate the effect on return to a holder of Common Stock of each of the Funds and of the Combined Fund of the leverage obtained by the issuance of the AMPS, assuming hypothetical annual returns on the Fund's portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the return to common stockholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

   HYPOTHETICAL ANNUAL RETURN MUNIYIELD
     Assumed Portfolio Return (net of expenses)......... (10)% (5)%   0%  5% 10%
     Corresponding Common Share Return(1)............... (14)% (8)% (1)% 5%  12%
   TAURUS
     Assumed Portfolio Return (net of expenses)......... (10)% (5)%   0%  5% 10%
     Corresponding Common Share Return(1)............... (13)% (7)% (1)% 5%  12%
   PRO FORMA FOR COMBINED FUND
     Assumed Portfolio Return (net of expenses)......... (10)% (5)%   0%  5% 10%
     Corresponding Common Share Return(1)............... (14)% (8)% (1)% 5%  12%

--------
(1) In order to compute "Corresponding Common Share Return" the "Assumed Portfolio Return" is multiplied by the total value of the Fund assets as of the beginning of the fiscal year (November 1, 1995) to obtain an assumed return to the Fund. This return is then reduced by the value of the AMPS dividends that would be paid during the year based on the dividend rates in effect at the beginning of the fiscal year in order to determine the return available to holders of the Funds' Common Stock. Return available to holders of the Funds' Common Stock is then divided by the total value of the relevant Fund's assets as of the beginning of the fiscal year to determine "Corresponding Common Share Return."

PORTFOLIO MANAGEMENT

  The portfolio management strategies of MuniYield and Taurus are substantially the same. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund's Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

RATINGS CONSIDERATIONS

  MuniYield and Taurus have received ratings of their AMPS of AAA from S&P and "Aaa" from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

  As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. Neither the MuniYield Common Stock nor the Taurus Common Stock has been rated by a nationally recognized statistical rating organization.

  The Board of Directors of each of MuniYield and Taurus, as the case may be, without stockholder approval, may amend, alter or repeal certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

 MuniYield

  The financial information in the table below, except for the six-month period ended April 30, 1997 which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.

                          FOR THE SIX                                      FOR THE
                            MONTHS                                          PERIOD
                             ENDED                                         FEB. 28,
                           APRIL 30,  FOR THE YEAR ENDED OCTOBER 31,       1992+ TO
                             1997     -----------------------------------  OCT. 31,
                          (UNAUDITED)  1996     1995     1994      1993      1992
                          ----------- -------  -------  -------   -------  --------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....    $15.44    $ 15.18  $ 13.91  $ 16.60   $ 14.03   $14.18
                            ------    -------  -------  -------   -------   ------
Investment income--net..       .58       1.16     1.18     1.23      1.22      .77
Realized and unrealized
 gain (loss) on
 investments--net.......      (.23)       .28     1.53    (2.65)     2.62     (.07)
                            ------    -------  -------  -------   -------   ------
Total from investment
 operations.............       .35       1.44     2.71    (1.42)     3.84      .70
                            ------    -------  -------  -------   -------   ------
Less dividends and
 distributions to Common
 Stock shareholders:
 Investment income--net.      (.47)      (.93)    (.90)   (1.00)     (.99)    (.55)
 Realized gain on
  investments--net......       --         --      (.25)    (.07)     (.08)     --
                            ------    -------  -------  -------   -------   ------
Total dividends and
 distributions to Common
 Stock shareholders.....      (.47)      (.93)   (1.15)   (1.07)    (1.07)    (.55)
                            ------    -------  -------  -------   -------   ------
Capital charge resulting
 from issuance of Common
 Stock..................       --         --       --       --        --      (.02)
                            ------    -------  -------  -------   -------   ------
Effect of Preferred
 Stock activity:++
 Dividends and
  distributions to
  Preferred Stock
  shareholders:
 Investment income--net.      (.13)      (.25)    (.25)    (.19)     (.18)    (.14)
 Realized gain on
  investments--net......       --         --      (.04)    (.01)     (.02)     --
 Capital charge
  resulting from
  issuance of Preferred
  Stock.................       --         --       --       --        --      (.14)
                            ------    -------  -------  -------   -------   ------
Total effect of
 Preferred Stock
 activity...............      (.13)      (.25)    (.29)    (.20)     (.20)    (.28)
                            ------    -------  -------  -------   -------   ------
Net asset value, end of
 period.................    $15.19    $ 15.44  $ 15.18  $ 13.91   $ 16.60   $14.03
                            ======    =======  =======  =======   =======   ======
Market price per share,
 end of period..........    $14.75    $14.875  $13.375  $12.125   $15.625   $14.50
                            ======    =======  =======  =======   =======   ======
TOTAL INVESTMENT RETURN
 **
Based on market price
 per share..............      2.31%#    18.68%   20.62%  (16.36)%   15.56%     .43%#
                            ======    =======  =======  =======   =======   ======
Based on net asset value
 per share..............      1.51%#     8.54%   19.33%   (9.69)%   26.88%    2.79%#
                            ======    =======  =======  =======   =======   ======
RATIOS TO AVERAGE NET
 ASSETS:***
Expenses, net of
 reimbursement..........       .67%*      .67%     .69%     .66%      .69%     .54%*++++
                            ======    =======  =======  =======   =======   ======
Expenses................       .67%*      .67%     .69%     .66%      .69%     .71%*
                            ======    =======  =======  =======   =======   ======
Investment income--net..      5.19%*     5.16%    5.48%    5.44%     5.35%    5.65%*
                            ======    =======  =======  =======   =======   ======

                          FOR THE SIX                                         FOR THE
                            MONTHS                                             PERIOD
                             ENDED                                            FEB. 28,
                           APRIL 30,    FOR THE YEAR ENDED OCTOBER 31,        1992+ TO
                             1997     --------------------------------------  OCT. 31,
                          (UNAUDITED)   1996      1995      1994      1993      1992
                          ----------- --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, net of
 Preferred Stock, end of
 period (in thousands)..   $254,928   $259,082  $254,742  $233,425  $278,522  $233,502
                           ========   ========  ========  ========  ========  ========
Preferred Stock
 outstanding, end of
 period (in thousands)..   $120,000   $120,000  $120,000  $120,000  $120,000  $120,000
                           ========   ========  ========  ========  ========  ========
Portfolio turnover......      43.33%     67.48%    69.59%    78.89%    21.68%    28.75%
                           ========   ========  ========  ========  ========  ========
DIVIDENDS PER SHARE ON
 PREFERRED STOCK
 OUTSTANDING:+++
Series A--Investment
 income--net............   $    449   $    875  $    882  $    694  $    547  $    449
                           ========   ========  ========  ========  ========  ========
Series B--Investment
 income--net............   $    429   $    860  $    864  $    615  $    688  $    481
                           ========   ========  ========  ========  ========  ========
LEVERAGE:
Asset coverage per
 $1,000.................   $  3,124   $  3,159  $  3,123  $  2,945  $  3,321  $  2,946
                           ========   ========  ========  ========  ========  ========

--------
   * Annualized.
  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
 *** Do not reflect the effect of dividends to Preferred Stock shareholders.
   + Commencement of operations.
  ++ The Fund's Preferred Stock was issued on April 10, 1992.
 +++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
++++ For the period February 28, 1992 (commencement of operations) to October
     31, 1992, FAM earned fees of $1,137,921 of which $373,960 was voluntarily waived.
   # Aggregate total investment return.

 Taurus

  The financial information in the table below, except for the six-month period ended April 30, 1997, which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Ernst & Young LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.

                          FOR THE SIX                                                   FOR THE
                            MONTHS                                                      PERIOD
                             ENDED                                                    FEBRUARY 1,
                           APRIL 30,       FOR THE YEAR ENDED OCTOBER 31,              1990++ TO
                             1997     ----------------------------------------------  OCTOBER 31,
                          (UNAUDITED)  1996    1995    1994    1993    1992    1991      1990
                          ----------- ------  ------  ------  ------  ------  ------  -----------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period.........    $11.59    $11.39  $10.25  $12.51  $11.53  $11.66  $11.05    $ 11.16
                            -------   ------  ------  ------  ------  ------  ------    -------
Investment income--net..       .40       .80     .81     .84     .91     .99    1.01        .67
Realized and unrealized
 gain (loss) on invest-
 ments--net.............      (.17)      .20    1.14   (2.08)   1.13    (.05)    .62        --
                            -------   ------  ------  ------  ------  ------  ------    -------
Total from investment
 operations.............       .23      1.00    1.95   (1.24)   2.04     .94    1.63        .67
                            -------   ------  ------  ------  ------  ------  ------    -------
Less dividends and dis-
 tributions to Common
 Stock shareholders:
 Investment income--net.      (.35)     (.67)   (.66)   (.71)   (.82)   (.88)   (.82)      (.49)
 Realized gain on in-
  vestments--net........        --       --      --     (.20)   (.14)   (.06)   (.01)       --
Total dividends and dis-
 tributions to Common
 Stock shareholders.....      (.35)     (.67)   (.66)   (.91)   (.96)   (.94)   (.83)      (.49)
                            -------   ------  ------  ------  ------  ------  ------    -------
 Capital charge result-
  ing from issuance of
  Common Stock..........        --       --      --      --      --      --      --        (.07)
                            -------   ------  ------  ------  ------  ------  ------    -------
Effect of Preferred
 Stock activity:
 Dividends and distribu-
  tions to Preferred
  Stock shareholders:
 Investment income--net.      (.07)     (.13)   (.15)   (.09)   (.08)   (.12)   (.19)      (.11)
 Realized gain on in-
  vestments--net........        --       --      --     (.02)   (.02)   (.01)    --         --
 Capital charge result-
  ing from issuance of
  Preferred Stock.......        --       --      --      --      --      --      --        (.11)
                            -------   ------  ------  ------  ------  ------  ------    -------
Total effect of Pre-
 ferred Stock activity..      (.07)     (.13)   (.15)   (.11)   (.10)   (.13)   (.19)      (.22)
                            -------   ------  ------  ------  ------  ------  ------    -------
Net asset value, end of
 period.................    $11.40    $11.59  $11.39  $10.25  $12.51  $11.53  $11.66    $ 11.05
                            =======   ======  ======  ======  ======  ======  ======    =======
Market price per share,
 end of period..........    $10.625   $10.75  $ 9.50  $ 9.25  $13.00  $12.50  $12.25    $11.125
                            =======   ======  ======  ======  ======  ======  ======    =======

                          FOR THE SIX                                                          FOR THE
                            MONTHS                                                             PERIOD
                             ENDED                                                           FEBRUARY 1,
                           APRIL 30,          FOR THE YEAR ENDED OCTOBER 31,                  1990++ TO
                             1997     -----------------------------------------------------  OCTOBER 31,
                          (UNAUDITED)  1996     1995     1994      1993     1992     1991       1990
                          ----------- -------  -------  -------   -------  -------  -------  -----------
TOTAL INVESTMENT RE-
 TURN:**
Based on market price
 per share..............       1.98%#   20.63%   10.03%  (22.57%)   12.52%   10.18%   18.41%     (3.04)%#
                            =======   =======  =======  =======   =======  =======  =======    =======
Based on net asset value
 per share..............       1.49%#    8.48%   19.05%  (10.84%)   17.39%    6.77%   13.47%      3.56%#
                            =======   =======  =======  =======   =======  =======  =======    =======
RATIOS TO AVERAGE NET
 ASSETS:***
Expenses................        .90%*     .88%     .93%     .89%      .94%     .88%     .91%       .82%*
                            =======   =======  =======  =======   =======  =======  =======    =======
Investment income--net..       5.09%*    5.27%    5.50%    5.49%     5.76%    6.36%    6.60%      6.65%*
                            =======   =======  =======  =======   =======  =======  =======    =======
SUPPLEMENTAL DATA:
Net assets, net of Pre-
 ferred Stock, end of
 period (in thousands)..    $59,023   $59,960  $58,936  $53,032   $64,720  $59,030  $58,543    $54,500
                            =======   =======  =======  =======   =======  =======  =======    =======
Preferred Stock out-
 standing, end of period
 (in thousands).........    $20,000   $20,000  $20,000  $20,000   $20,000  $20,000  $20,000    $20,000
                            =======   =======  =======  =======   =======  =======  =======    =======
Portfolio turnover......      51.77%    55.58%  107.20%   87.83%    52.04%   50.50%   27.89%     85.91%
                            =======   =======  =======  =======   =======  =======  =======    =======
DIVIDENDS PER SHARE ON
 PREFERRED STOCK OUT-
 STANDING:+
Investment income--net..    $   421   $   870  $   944  $   557   $   514  $   769  $ 1,179    $   662
                            =======   =======  =======  =======   =======  =======  =======    =======
LEVERAGE:
Asset coverage per
 $1,000.................    $ 3,951   $ 3,998  $ 3,947  $ 3,652   $ 4,236  $ 3,952  $ 3,927    $ 3,725
                            =======   =======  =======  =======   =======  =======  =======    =======

--------
  * Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
*** Do not reflect the effect of dividends to Preferred Stock shareholders.
  + Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
  # Aggregate total investment return.
  ++Commencement of Operations.

                        PER SHARE DATA FOR COMMON STOCK*
                     TRADED ON THE NEW YORK STOCK EXCHANGE

MUNIYIELD

                                                                 PREMIUM
                                                              (DISCOUNT) TO
                             MARKET PRICE**  NET ASSET VALUE NET ASSET VALUE
                            ---------------- --------------- -----------------
QUARTER ENDED                 HIGH     LOW    HIGH     LOW    HIGH       LOW
-------------               -------- ------- --------------- --------  -------
January 31, 1993........... $14.875  $14.25  $ 14.83 $ 14.05    4.09 %   (2.14)%
April 30, 1993.............  15.50    14.625   16.00   14.53   (0.46)    (4.90)
July 31, 1993..............  15.50    14.625   15.96   15.49   (1.84)    (6.79)
October 31, 1993...........  16.375   15.125   16.80   15.80   (1.77)    (7.38)
January 31, 1994...........  15.875   15.00    16.68   16.07   (1.70)    (7.74)
April 30, 1994.............  15.875   13.125   16.62   14.35   (2.73)   (10.11)
July 31, 1994..............  14.00    13.00    15.41   14.40   (5.61)   (11.76)
October 31, 1994...........  13.875   12.00    15.11   13.90   (7.19)   (16.43)
January 31, 1995...........  12.75    11.25    14.02   12.76   (1.70)   (14.05)
April 30, 1995.............  13.625   12.625   14.82   14.03   (5.99)   (12.77)
July 31, 1995..............  13.50    12.625   15.33   14.49   (9.21)   (16.00)
October 31, 1995...........  13.375   12.50    15.25   14.52  (10.71)   (14.87)
January 31, 1996...........  14.125   13.125   15.69   15.24   (9.05)   (15.12)
April 30, 1996.............  14.625   13.625   15.94   14.73   (3.98)   (10.88)
July 31, 1996..............  14.50    14.00    15.09   14.64   (1.89)    (6.54)
October 31, 1996...........  14.88    14.38    15.45   14.97   (1.36)    (6.96)
January 31, 1997...........  15.00    14.63    15.70   15.30   (2.66)    (5.57)
April 30, 1997.............  15.13    14.25    15.78   14.99   (2.60)    (5.75)
July 31, 1997..............  15.875   14.75    16.05   15.22    0.99     (4.46)

TAURUS
                                                                 PREMIUM
                                                              (DISCOUNT) TO
                             MARKET PRICE**  NET ASSET VALUE NET ASSET VALUE
                            ---------------- --------------- -----------------
QUARTER ENDED                 HIGH     LOW    HIGH     LOW    HIGH       LOW
-------------               -------- ------- --------------- --------  -------
January 31, 1993........... $13.125  $12.00  $ 11.92 $ 11.53    1.99 %    1.61 %
April 30, 1993.............  13.375   12.125   12.40   11.82    8.48      1.29
July 31, 1993..............  13.625   12.125   12.34   12.08    8.56     (0.29)
October 31, 1993...........  13.00    12.375   12.66   12.20    4.25     (0.40)
January 31, 1994...........  12.875   11.25    12.46   12.11    4.00     (7.48)
April 30, 1994.............  12.25    10.00    12.33   10.56   12.90     (9.21)
July 31, 1994..............  10.875    9.50    11.18   10.60    0.51    (12.52)
October 31, 1994...........   9.875    8.875   11.02   10.23   (9.57)   (16.82)
January 31, 1995...........   9.50     8.125   10.56    9.56   (5.54)   (16.58)
April 30, 1995.............  10.00     9.25    11.05   10.57   (7.06)   (14.43)
July 31, 1995..............   9.875    9.25    11.49   10.75   (9.30)   (18.45)
October 31, 1995...........   9.75     9.125   11.44   10.84  (12.60)   (16.89)
January 31, 1996...........  10.625    9.625   11.92   11.43   (9.50)   (16.16)
April 30, 1996.............  10.75     9.875   12.04   11.08   (7.24)   (13.83)
July 31, 1996..............  10.375    9.875   11.40   11.00   (7.41)   (12.28)
October 31, 1996...........  10.75    10.125   11.62   11.23   (5.89)   (11.42)
January 31, 1997...........  11.125   10.625   11.79   11.41   (3.85)    (8.56)
April 30, 1997.............  11.25    10.375   11.74   11.26   (1.64)    (8.10)
July 31, 1997..............  11.8125  10.75    11.99   11.42   (0.98)    (7.60)

--------
 * Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
** As reported in the consolidated transaction reporting system.

  As indicated in the tables above, since November 1, 1992 the MuniYield Common Stock and the Taurus Common Stock generally have traded at market prices that represent a discount to net asset value. Since November 1, 1992, share prices for MuniYield Common Stock have fluctuated between a maximum premium of 4.09% and a maximum discount of (16.43)% and share prices for Taurus Common Stock have fluctuated between a maximum premium of 12.90% and a maximum discount of (18.45)%. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to state whether shares of the surviving fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

INVESTMENT OBJECTIVE AND POLICIES

  The structure, organization, and investment objective and policies of MuniYield and Taurus are virtually identical, with the minor differences between the two Funds set forth below. Each Fund seeks as a fundamental investment objective as high a level of current income exempt from Federal and California income taxes as is consistent with the Fund's investment policies and prudent investment management.

  Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of California Municipal Bonds. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities. Under normal circumstances, at least 65% of each Fund's total assets will be invested in California Municipal Bonds and at least 80% of each Fund's total assets will be invested in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not necessarily from California income taxes.

  Ordinarily, neither Fund intends to realize significant investment income not exempt from Federal or California income taxes. Each Fund seeks to invest substantially all (80%) of its total assets in Municipal Bonds except at times when, in the judgment of FAM, Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Fund. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax.

  The investment grade Municipal Bonds in which each Fund invests are those Municipal Bonds rated at the date of purchase within the four highest rating categories of S&P, Moody's or Fitch Investors Service, Inc. ("Fitch") or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB-for S&P, "Aaa" through "Baa3" for Moody's and AAA through BBB- for Fitch. In the case of short-term notes, the investment grade rating categories are SP-1 through SP-3 for S&P, "MIG-1" through "MIG-4" for Moody's and F-1+ through F-4 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A through A-3 for S&P, "Prime-l" through "Prime-3" for Moody's and F-l+ through F-4 for Fitch. Obligations ranked in the fourth highest rating category assigned long-term debt or in an equivalent short-term rating category (BBB, SP-3 and A-3 for S&P; "Baa", "MIG-4" and "Prime-3" for Moody's; and BBB, F-3 and F-4 for Fitch), while considered "investment grade," may have certain speculative characteristics. See Exhibit II--"Ratings of Municipal Bonds and Commercial Paper."

  MuniYield may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations (in the opinion of counsel to the issuer) that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. MuniYield and Taurus have been advised by their counsel that the Funds should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  The average maturity of each Fund's portfolio securities varies based upon FAM's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as each Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Funds.

  On a temporary basis, each Fund may invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such securities or cash will not exceed 20% of each Fund's total assets except during interim periods pending investment of the net proceeds from public offerings of the Fund's securities and temporary defensive periods when, in the opinion of FAM, prevailing market or economic conditions warrant.

  Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund's investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Code. See "Agreement and Plan of Reorganization--Tax Consequences of the Reorganization." To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets is invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that MuniYield or Taurus assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

DESCRIPTION OF MUNICIPAL BONDS

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including pollution control facilities. For purposes of this Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax, even though such bonds may be "private activity bonds" as discussed below.

  The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds from a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal Bonds also may include "moral obligation" bonds, which normally are issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Each Fund may purchase Municipal Bonds classified as "private activity bonds" (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities that are classified as "private activity bonds" may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of each Fund's assets that may be invested in Municipal Bonds that may subject certain investors to an alternative minimum tax. See "The Reorganization--Summary--Tax Considerations" and "The Reorganization--Agreement and Plan of Reorganization--Tax Consequences of the Reorganization."

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Funds.

OTHER INVESTMENT POLICIES

  Both MuniYield and Taurus have adopted certain other policies as set forth below:

    Borrowings. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow money in excess of 5% of the value of its total assets for the purpose of repurchasing its Common Stock or redeeming its AMPS. Borrowings by each Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. For so long as shares of a Fund's AMPS are rated by Moody's or S&P, unless it receives written confirmation from Moody's or S&P, as the case may be, that such action would not impair the ratings then assigned to the shares of AMPS by Moody's or S&P, the issuing Fund will not borrow money except for the purpose of clearing portfolio securities transactions (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the market value of the Fund's assets at the time of such borrowings and further in the case of Taurus, which borrowings shall be repaid within 60 days and not be extended or renewed).

    When-Issued Securities and Delayed Delivery Transactions. MuniYield and Taurus may purchase or sell Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid Municipal Bonds having a market value at all times at least equal to the amount of the commitment.

    Indexed and Inverse Floating Obligations. MuniYield and Taurus may invest in Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, each Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other product. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called "inverse floating rate bonds" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, by a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase original issue inverse floating rate bonds in both the primary and secondary markets and also may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating rate bonds with shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allow FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

    Call Rights. MuniYield and Taurus may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of the related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security.

INFORMATION REGARDING OPTIONS AND FUTURES TRANSACTIONS

  Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts ("financial futures contracts") and options thereon. While each Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its Common Stock, the net asset value of its Common Stock fluctuates. There can be no assurance that a Fund's hedging transactions will be effective. In addition, because of the leveraged nature of each Fund's Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. For so long as a Fund's AMPS are rated by Moody's or S&P, as the case may be, the Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies. Furthermore, a Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

  Certain Federal income tax requirements may limit a Fund's ability to engage in hedging transactions. Gains from transactions in financial futures contracts or options thereon distributed to stockholders are taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders.

  The following is a description of the transactions involving options and financial futures contracts and options thereon in which each Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders.

  Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets. Each Fund receives a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

  Purchase of Options. Each Fund is authorized to purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium terminated by entering into the closing sale transaction. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities that it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Financial Futures Contracts and Options Thereon. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts or options thereon may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts or options thereon may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options.

  The purchase or sale of a financial futures contract or option thereon differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract or option thereon fluctuates making the long and short positions in the financial futures contract or option thereon more or less valuable.

  Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates.

  Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts or options thereon, such as financial futures contracts or options on other municipal bond indices that may become available, if FAM should determine that there normally is sufficient correlation between the prices of such financial futures contracts or options thereon and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Over-The-Counter Options. Each Fund is authorized to engage in transactions involving financial futures contracts or options thereon on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller.

  Restrictions on OTC Options. Each Fund is authorized to engage in transactions in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Funds are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

  Risk Factors in Financial Futures Contracts and Options Thereon. Utilization of financial futures contracts and options thereon involves the risk of imperfect correlation in movements in the price of financial futures contracts and options thereon and movements in the price of the security which is the subject of the hedge. If the price of the financial futures contract or option thereon moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that may not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts or options thereon have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract or option thereon. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the financial futures contracts or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund's being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or other liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

  Although certain risks are involved in financial futures contracts and options thereon, FAM believes that, because each Fund will engage in transactions involving financial futures contracts and options thereon only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to certain risks frequently associated with speculation in financial futures contracts and options thereon. A Fund may be restricted in engaging in transactions involving financial futures contracts and options thereon due to the Federal tax requirement that less than 30% of its gross income in each taxable year be derived from the sale or other disposition of securities held for less than three months.

  The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

  Each Fund intends to enter into financial futures contracts and options thereon, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such financial futures contracts or options. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close a financial futures contract position or the related option. The inability to close financial futures contract positions or the related options also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in a financial futures contract or the related option.

  The liquidity of a secondary market in a financial futures contract or option thereon may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract or option price during a single trading day. Once the daily limit has been reached in the financial futures contract or option, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open financial futures contract positions or the related options. Prices in the past have reached or exceeded the daily limit on a number of consecutive trading days.

  If it is not possible to close a financial futures contract position or the related option entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

  The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option thereon is held by a Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

INVESTMENT RESTRICTIONS

  MuniYield and Taurus have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. (For this purpose and under the Investment Company Act, "majority" means for each such class the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock.) Neither Fund may:

    1. Make investments for the purpose of exercising control or management.

    2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

    3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

    4. Issue senior securities other than preferred stock or borrow amounts in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow money in excess of 5% of the value of its total assets for the purpose of repurchasing shares of Common Stock or redeeming shares of preferred stock.

    5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

    6. Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

    7. Purchase any securities on margin, except that (subject to investment restriction (4) above) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

    8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

    9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, however, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

  An additional investment restriction adopted by each Fund, which may be changed by the Board of Directors, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

RATING AGENCY GUIDELINES

  Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on their date of original issue of AAA from S&P and "Aaa" from Moody's. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS. See "The Reorganization--Risk Factors and Special Considerations--Ratings Considerations."

  For so long as any shares of a Fund's AMPS are rated by Moody's or S&P, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

PORTFOLIO COMPOSITION

  Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different, as a result of which there are certain differences in the composition of the two investment portfolios. Of the California Municipal
Bonds and Municipal Bonds owned
by MuniYield as of June 30, 1997, 69% are rated in the highest grade by Moody's or S&P, 87% are rated in the highest two grades, 99% are rated in the highest three grades, 100% are rated in the highest four grades, and 0% are unrated. The comparable percentages for Taurus are 60% in the highest grade, 79% in the highest two grades, 87% in the highest three grades, 97% in the highest four grades and 3% unrated.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL BONDS

  MuniYield and Taurus ordinarily invest substantially all of their total assets in California Municipal Bonds and, therefore, they are more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond investment company that is not concentrated in issuers of California Municipal Bonds to this degree. Economic activity in California, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. FAM does not believe that the current economic conditions in California will have a significant adverse effect on either Fund's ability to invest prudently in California Municipal Bonds. See Exhibit III--"Economic Conditions in California."

 MuniYield

  As of June 30, 1997, approximately 97% of the market value of MuniYield's portfolio was invested in long-term municipal obligations and approximately 3% of the market value of MuniYield's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of MuniYield's long-term municipal obligation investment portfolio as of June 30, 1997.

                                     NUMBER OF               VALUE
      S&P*        MOODY'S*            ISSUES             (IN THOUSANDS)           PERCENT
      ----        --------           ---------           --------------           -------
      AAA         Aaa                    40                 $249,599                 69%
      AA          Aa                     16                   68,111                 18
      A           A                      10                   39,961                 11
      BBB         Baa                     3                    5,854                  2
                                        ---                 --------                ---
                                         69                 $363,525                100%
                                        ===                 ========                ===

--------
* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings. See
  Exhibit II--"Ratings of Municipal Bonds and Commercial Paper."

 Taurus

  As of June 30, 1997, approximately 93% of the market value of Taurus' portfolio was invested in long-term municipal obligations and approximately 7% of the market value of Taurus' portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of Taurus' long-term municipal obligation investment portfolio as of June 30, 1997.

                                     NUMBER OF               VALUE
      S&P*        MOODY'S*            ISSUES             (IN THOUSANDS)           PERCENT
      ----        --------           ---------           --------------           -------
      AAA         Aaa                    25                 $44,206                  60%
      AA          Aa                      8                  13,416                  19
      A           A                       4                   5,960                   8
      BBB         Baa                     4                   7,053                  10
      NR          NR                      2                   2,482                   3
                                        ---                 -------                 ---
                                         43                 $73,117                 100%
                                        ===                 =======                 ===

--------
* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings. See
  Exhibit II--"Ratings of Municipal Bonds and Commercial Paper."

PORTFOLIO TRANSACTIONS

  The procedures for engaging in portfolio transactions are the same for both MuniYield and Taurus. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund's portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, MuniYield and Taurus do not necessarily pay the lowest commission or spread available.

  Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), may receive orders for transactions by a Fund. Supplemental information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

  The securities in which each Fund primarily invests are traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Because transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, a Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  MuniYield and Taurus may also purchase tax-exempt instruments in individually negotiated transactions with the issuer. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

  The Board of Directors of each Fund has considered the possibility of recapturing, for the benefit of the Fund, the brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

  Periodic auctions are conducted for the MuniYield AMPS and the Taurus AMPS by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of 1/4 of 1%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

PORTFOLIO TURNOVER

  Generally, neither MuniYield nor Taurus purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. The portfolio turnover rate for each of the years ended October 31, 1996 and 1995 was 67.48% and 69.59%, respectively, for MuniYield and 55.58% and 107.20%, respectively, for Taurus.

NET ASSET VALUE

  The net asset value per share of Common Stock of each Fund is determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

  The California Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. California Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of 60 days or less are valued at amortized cost, unless this method no longer produces fair valuations. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

CAPITAL STOCK

  MuniYield and Taurus each has outstanding both Common Stock and AMPS. MuniYield Common Stock and Taurus Common Stock both are traded on the NYSE. The shares of MuniYield Common Stock commenced trading on the NYSE on March 16, 1992. As of June 30, 1997, the net asset value per share of the MuniYield Common Stock was $15.59 and the market price per share was $15.125. The shares of Taurus Common Stock commenced trading on the NYSE on January 26, 1990. As of June 30, 1997, the net asset value per share of the Taurus Common Stock was $11.65 and the market price per share was $11.375.

  Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with each Fund's offering of shares of AMPS, MuniYield reclassified 4,800 shares of unissued capital stock as AMPS, and Taurus reclassified 800 shares of unissued capital stock as AMPS.

 Common Stock

  Holders of each Fund's Common Stock are entitled to share equally in dividends declared by the Fund's Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. Holders of a Fund's Common Stock do not have preemptive or conversion rights and shares of a Fund's Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

  So long as any shares of a Fund's AMPS or any other preferred stock are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund's AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

 Preferred Stock

  MuniYield AMPS are structured identically to Taurus AMPS. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. MuniYield AMPS and Taurus AMPS both have liquidation preferences of $25,000 per share; neither Fund's AMPS are traded on any stock exchange or over-the-counter. Each Fund's AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

  Auctions generally have been held and will be held every 28 days in the case of the MuniYield Series A AMPS and every seven days in the case of the MuniYield Series B AMPS unless MuniYield elects, subject to certain limitations, to have a special dividend period. As of the auction held on June 25, 1997, the dividend rate on the MuniYield Series A AMPS was 3.696%; as of the auction held on June 25, 1997, the dividend rate on the MuniYield Series B AMPS was 3.7%.

  Similarly, auctions generally have been held and will be held every 28 days in the case of the Taurus AMPS unless Taurus elects, subject to certain limitations, to have a special dividend period. In connection with the auction held on June 18, 1997, the dividend rate on the Taurus AMPS was 3.5%.

  Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund's preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund's AMPS equals its liquidation preference plus accumulated dividends per share.

 Certain Provisions of the Charter

  Each Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by a vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Director elected by the holders of Common Stock, AMPS and any other preferred stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock. In addition, the Charter of each Fund requires the affirmative vote of the holders of at least 66 2/3% of all of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

    (i) a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

    (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

    (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the entire Board of Directors, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of the holders of a majority of shares of preferred stock entitled to be voted thereon, including the AMPS, voting as a separate class.

  In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the entire Board of Directors) and the affirmative vote of a majority of the votes entitled to be cast by holders of shares of preferred stock (including the AMPS), voting separately as a class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company also would require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

  The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the Commission for the full text of these provisions.

MANAGEMENT OF THE FUNDS

  Directors and Officers. The Boards of Directors of each of MuniYield and Taurus currently consist of six persons, five of whom are not "interested persons," as defined in the Investment Company Act, of either Fund. The Directors are responsible for the overall supervision of the operations of MuniYield and Taurus and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. MuniYield and Taurus have many of the same officers. For further information about the Directors and officers of each of the Funds, see "Election of Directors."

  Management and Advisory Arrangements. FAM serves as the investment adviser for both MuniYield and Taurus pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM is an affiliate of MLAM, and both FAM and MLAM are owned and controlled by ML & Co. FAM provides each Fund with the same investment advisory and management services. FAM or MLAM acts as the investment adviser for more than 140 registered investment companies. FAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of June 30, 1997, FAM and MLAM had a total of approximately $256.6 billion in investment company and other portfolio assets under management (approximately $32 billion of which were invested in municipal securities), including accounts of certain affiliates of FAM. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  Each Fund's investment advisory agreement with FAM provides that, subject to the direction of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

  FAM provides the portfolio management for MuniYield and Taurus. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

  For the services provided by FAM under each Fund's investment advisory agreement, the Fund pays a monthly fee at an annual rate of .50 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the issuance of AMPS, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of
AMPS). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  Each Fund's investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

  Unless earlier terminated as described below, the investment advisory agreement between MuniYield and FAM will continue from year to year if approved annually (a) by the Board of Directors of MuniYield or by a majority of the outstanding shares of MuniYield Common Stock and MuniYield AMPS, voting together as a single class, and (b) by a majority of the Directors of MuniYield who are not parties to such contract or "interested persons," as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of MuniYield.

  Similarly, unless earlier terminated as described below, the investment advisory agreement between Taurus and FAM will continue from year to year if approved annually (a) by the Board of Directors of Taurus or by a majority of the outstanding shares of Taurus Common Stock and Taurus AMPS, voting together as a single class, and (b) by a majority of the Directors of Taurus who are not parties to such contract or "interested persons" of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of Taurus.

VOTING RIGHTS

  Voting rights are identical for the holders of shares of MuniYield Common Stock and the holders of shares of Taurus Common Stock. Holders of each Fund's Common Stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of the Fund's AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below. The shares of each Fund's Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund's Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund's Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

  Voting rights of the holders of MuniYield AMPS are identical to voting rights of the holders of Taurus AMPS. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund's AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund's stockholders and will vote together with the holders of shares of the Fund's Common Stock as a single class.

  In connection with the election of a Fund's Directors, holders of shares of a Fund's AMPS and any other preferred stock, voting separately as a class, shall be entitled at all times to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of shares of the Fund's Common Stock and shares of the Fund's AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund's AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of a Fund's preferred stock are entitled, together with the holders of shares of the Fund's AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders, which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund's AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors that such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

STOCKHOLDER INQUIRIES

  Stockholder inquiries with respect to MuniYield and Taurus may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

DIVIDENDS AND DISTRIBUTIONS

  MuniYield's current policy with respect to dividends and distributions relating to shares of MuniYield Common Stock is identical to Taurus' policy with respect to shares of Taurus Common Stock. Each Fund intends to distribute all of its net investment income. Dividends from such net investment income are declared and paid monthly to holders of a Fund's Common Stock. Monthly distributions to holders of a Fund's Common Stock normally consist of substantially all of the net investment income remaining after the payment of dividends on the Fund's AMPS. All net realized long-term or short-term capital gains, if any, are distributed at least annually, pro rata to holders of shares of a Fund's Common Stock and AMPS. While any shares of a Fund's AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund's Common Stock, unless at the time of such declaration (1) all accumulated dividends on the Fund's AMPS have been paid, and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund's outstanding shares of AMPS. This limitation on a Fund's ability to make distributions on its Common Stock under certain circumstances could impair the ability of the Fund to maintain its qualification for taxation as a RIC. See "The Reorganization--Agreement and Plan of Reorganization--Tax Consequences of the Reorganization."

  Similarly, MuniYield's current policy with respect to dividends and distributions relating to shares of MuniYield AMPS is identical to Taurus' current policy with respect to shares of Taurus AMPS. The holders of shares of a Fund's AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund's shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's Common Stock and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends for the MuniYield AMPS and the Taurus AMPS are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund's AMPS that may be in arrears.

  Dividends paid by each Fund, to the extent paid from tax-exempt income earned on California Municipal Bonds, are exempt from Federal and California income taxes, subject to the possible application of the alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income taxes, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund's AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund's AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

  For information concerning the manner in which dividends and distributions to holders of each Fund's Common Stock may be reinvested automatically in shares of the Fund's Common Stock, see "Automatic Dividend Reinvestment Plan" below. Dividends and distributions may be taxable to stockholders under certain circumstances as discussed below, whether they are reinvested in shares of a Fund or received in cash.

  If MuniYield or Taurus, as the case may be, retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

  Pursuant to each Fund's Automatic Dividend Reinvestment Plan (each, the "Plan"), unless a holder of a Fund's Common Stock elects otherwise, all dividend and capital gains distributions are reinvested automatically by The Bank of New York, as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund's Common Stock. Holders of a Fund's Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date, otherwise such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

  Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund's Common Stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund's Common Stock from the Fund ("newly-issued shares") or (ii) by purchase of outstanding shares of the Fund's Common Stock on the open market ("open-market purchases"), on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund's Common Stock is equal to or less than the market price per share of the Fund's Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of the Fund's Common Stock to be credited to the participant's account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

  In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund's Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

  The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

  In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There are no brokerage charges with respect to shares issued directly by MuniYield or Taurus as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "The Reorganization--Tax Consequences of the Reorganization."

  Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of a Fund's shares of Common Stock is above the net asset value, participants in the Plan receive shares of the Fund's Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since neither Fund normally redeems its shares, the price on resale may be more or less than the net asset value.

  Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

LIQUIDATION RIGHTS OF HOLDERS OF AMPS

  Upon any liquidation, dissolution or winding up of MuniYield or Taurus, as the case may be, whether voluntary or involuntary, the holders of shares of the Fund's AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund's Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund's AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

TAX RULES APPLICABLE TO MUNIYIELD, TAURUS AND THEIR STOCKHOLDERS

  The tax consequences associated with investment in shares of MuniYield Common Stock are identical to the tax consequences associated with investment in shares of Taurus Common Stock. Similarly, the tax consequences associated with investment in shares of MuniYield AMPS are identical to the tax consequences associated with investment in shares of Taurus AMPS. MuniYield and Taurus have elected and qualified for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In prior taxable years and in the taxable year of the Reorganization, each Fund has distributed substantially all of its income. MuniYield intends to continue to distribute substantially all of its income in the taxable years following the Reorganization. If, at any time when shares of a Fund's AMPS are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund is required to suspend distributions to holders of shares of its Common Stock until the asset coverage is restored. This can prevent the Fund from distributing at least 90% of its net income and therefore can jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements, the Funds may, and under certain circumstances are required to, redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences of failing to qualify as a RIC.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a regulated investment company. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

  Each Fund is qualified to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund's stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund's shares is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds from an issue of "industrial development bonds" or "private activity bonds," if any, held by a Fund.

  The portion of exempt-interest dividends paid from interest received by each Fund from California Municipal Bonds also will be exempt from California income tax. However, exempt-interest dividends paid to a corporate stockholder subject to California State franchise tax will not be exempt from California taxation. Stockholders subject to income taxation by states other than California will realize a lower after-tax rate of return than California stockholders since the dividends distributed by each Fund generally will not be exempt, to any significant degree, from income taxation by such other states. Each Fund will inform stockholders annually as to the portion of the Fund's distributions, which constitutes exempt-interest dividends and the portion, which is exempt from California income taxes. If legislation recently adopted by Congress is enacted into law, it is anticipated that regulations will require a Fund to designate the amounts of various categories of capital gain income included in capital gain dividends. Interest on indebtedness incurred or continued to purchase or carry a Fund's shares is not deductible for Federal or California income tax purposes to the extent attributable to exempt-interest dividends.

  To the extent that a Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares and, for California income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Recent legislation creates additional categories of capital gains, taxable at different rates. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction for corporations under the Code.

  All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the stockholder.

In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of capital gain dividends received by the stockholder. Distributions in excess of a Fund's earnings and profits first will reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

  The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the MuniYield AMPS and the Taurus AMPS are substantially similar, but not identical, to the AMPS discussed in the revenue ruling, and in the opinion of Brown & Wood LLP, counsel to both Funds, the shares of each Fund's AMPS constitute stock and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

  The IRS has taken the position in a revenue ruling that if a RIC has two classes of shares it may designate distributions made to each class in any year as consisting of no more than such class' proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. Thus, each Fund is required to allocate a portion of its net capital gains and other taxable income to the shares of its AMPS. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund's AMPS (the "taxable distribution") depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

  In the opinion of Brown & Wood LLP, counsel to both Funds, under current law the manner in which each Fund allocates items of tax-exempt income, net capital gains and other taxable income, if any, between shares of its Common Stock and shares of its AMPS will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund's calculation of each class' allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund's method for allocating tax-exempt income, net capital gains and other taxable income between shares of its Common Stock and shares of its AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate a Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to such stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on any reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. "Private activity bonds" that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including stockholders of the Funds, to an increased alternative minimum tax. Each Fund purchases such "private activity bonds" and reports to stockholders within 60 days after its fiscal year-end the portion of its dividends declared during the year that constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by such Fund.

  Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

  Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

  A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Automatic Dividend Reinvestment Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

AGREEMENT AND PLAN OF REORGANIZATION

GENERAL

  Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
I), MuniYield will acquire all of the assets, and will assume all of the liabilities, of Taurus, in exchange solely for an equal aggregate value of MuniYield Common Stock and MuniYield Series C AMPS to be issued by MuniYield. Upon receipt by Taurus of such shares, Taurus will distribute the shares of MuniYield Common Stock to the holders of Taurus Common Stock and the shares of MuniYield Series C AMPS to the holders of Taurus AMPS in exchange for their respective shares in Taurus. Separate Articles Supplementary to the Articles of Incorporation of MuniYield establishing the powers, rights and preferences of the MuniYield Series C AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the closing of the Reorganization. As soon as practicable after the date that the Reorganization takes place (the "Exchange Date"), Taurus will file Articles of Dissolution with the Maryland Department to effect the formal dissolution.

  Taurus will distribute the shares of MuniYield Common Stock and MuniYield Series C AMPS received by it pro rata to its holders of record of Taurus Common Stock and Taurus AMPS, respectively, in exchange for such stockholders' shares in Taurus. Such distribution would be accomplished by opening new accounts on the books of MuniYield in the names of the common and preferred stockholders of Taurus and transferring to those stockholder accounts the MuniYield Common Stock and MuniYield Series C AMPS previously credited on those books to the account of Taurus. Each newly-opened account on the books of MuniYield for the previous holders of Taurus Common Stock would represent the respective pro rata number of shares of MuniYield Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Taurus Common Stock. No fractional shares of MuniYield Common Stock will be issued. In lieu thereof, MuniYield's transfer agent, The Bank of New York, will aggregate all fractional shares of MuniYield Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to a pro rata share of the proceeds from such sale upon surrender of the Taurus Common Stock certificates. Similarly, each newly-opened account on the books of MuniYield for the previous holders of Taurus AMPS would represent the respective pro rata number of shares of MuniYield Series C AMPS due such holder of Taurus AMPS. See "Surrender and Exchange of Taurus Stock Certificates" below for a description of the procedures to be followed by Taurus stockholders to obtain their MuniYield Common Stock (and cash in lieu of fractional shares, if any) or MuniYield Series C AMPS, as the case may be.

  Accordingly, as a result of the Reorganization, every holder of Taurus Common Stock would own shares of MuniYield Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that stockholder's Taurus Common Stock immediately prior to the Exchange Date. Because the MuniYield Common Stock would be issued at net asset value in exchange for the net assets of Taurus having a value equal to the aggregate net asset value of those shares of MuniYield Common Stock, the net asset value per share of MuniYield Common Stock should remain virtually unchanged by the Reorganization. Similarly, because the MuniYield Series C AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the Taurus AMPS, the liquidation preference and value per share of the MuniYield Series C AMPS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the MuniYield Common Stock, other than to reflect the costs of the Reorganization, and will result in no dilution of liquidation preference and value of the MuniYield Series C AMPS. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the constituent Funds.

PROCEDURE

  At meetings of the Boards of Directors of MuniYield and Taurus held on June 20, 1997 and July 7, 1997, respectively, the Boards of Directors of MuniYield and Taurus, respectively, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, of MuniYield and Taurus unanimously approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan of Reorganization to the Fund's respective stockholders for approval.

  Also on June 20, 1997, the Board of Directors of MuniYield approved the creation of a new series of MuniYield AMPS to be designated Series C and the filing of separate Articles Supplementary to MuniYield's Articles of Incorporation establishing the powers, rights and preferences of the MuniYield Series C AMPS and the issuance of MuniYield Series C AMPS to Taurus as part of the Reorganization.

  As a result of such Board approvals, MuniYield and Taurus jointly filed a proxy statement with the Commission soliciting a vote of the stockholders of MuniYield and Taurus to approve the Reorganization. The costs of such solicitation are to be paid by MuniYield after the Reorganization so as to be borne equally and exclusively on a per share basis by the holders of MuniYield Common Stock and Taurus Common Stock. It is anticipated that the Meetings will be held on October 20, 1997. If the stockholders of both MuniYield and Taurus approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization.

  THE BOARDS OF DIRECTORS OF MUNIYIELD AND TAURUS RECOMMEND THAT THE STOCKHOLDERS OF THE RESPECTIVE FUNDS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

  The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

  Valuation of Assets and Liabilities. The respective assets of MuniYield and Taurus will be valued on the business day immediately prior to the Exchange Date (the "Valuation Date"). The valuation procedures are the same for both
Funds: net asset value per share of the MuniYield Common Stock and the Taurus Common Stock will be determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the Valuation Date. For the purpose of determining the net asset value of a share of the MuniYield Common Stock or the Taurus Common Stock, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

  The California Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will utilize the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. California Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

  Distribution of MuniYield Common Stock and MuniYield Series C AMPS. On the Exchange Date, MuniYield will issue to Taurus a number of shares of MuniYield Common Stock the aggregate net asset value of which will equal the aggregate net asset value of shares of Taurus Common Stock on the Valuation Date. Each holder of Taurus Common Stock will receive the number of shares of MuniYield Common Stock corresponding to his or her proportionate interest in the aggregate net asset value of the Taurus Common Stock.

  On the Exchange Date, MuniYield also will issue to Taurus a number of shares of MuniYield Series C AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference of Taurus AMPS on the Valuation Date. Each holder of Taurus AMPS will receive the number of shares of MuniYield Series C AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the Taurus AMPS. No sales charge or fee of any kind will be charged to Taurus stockholders in connection with their receipt of MuniYield Common Stock and MuniYield Series C AMPS in the Reorganization. It is anticipated that the MuniYield Series C AMPS will follow an auction schedule and procedures similar to those presently followed by the Taurus AMPS. As a result of the Reorganization, the last dividend period for the Taurus AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

  Expenses. MuniYield shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14 and a private letter ruling request submitted to the IRS, Commission and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, accounting fees associated with each Fund's financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. In this regard, expenses of the Reorganization will be deducted from the assets of the combined fund so as to be borne equally and exclusively on a per share basis by the holders of MuniYield Common Stock and Taurus Common Stock. Neither MuniYield nor Taurus shall pay any expenses of its respective stockholders arising out of or in connection with the Reorganization.

  Required Approvals. Under MuniYield's Articles of Incorporation (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the MuniYield AMPS), relevant Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of MuniYield Common Stock and MuniYield AMPS, voting together as a single class, and of the MuniYield AMPS, voting separately as a class. Similarly, under Taurus' Articles of Incorporation (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the Taurus AMPS), relevant Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of Taurus Common Stock and Taurus AMPS, voting together as a single class, and of the Taurus AMPS, voting separately as a class.

  Deregistration and Dissolution. Following the transfer of the assets and liabilities of Taurus to MuniYield and the distribution of shares of MuniYield Common Stock and MuniYield Series C AMPS to Taurus stockholders, Taurus will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

  Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of MuniYield and Taurus pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by the stockholders of MuniYield and Taurus, a favorable IRS ruling being received as to tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of MuniYield and Taurus being confirmed by the respective parties.

  Postponement, Termination. Under the Agreement and Plan of Reorganization, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned should either Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either Fund), prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of MuniYield and Taurus; (ii) by the Board of Directors of MuniYield if any condition to MuniYield's obligations set forth in Section 8 of the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Taurus if any condition to Taurus' obligations set forth in Section 9 of the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO MUNIYIELD COMMON STOCKHOLDERS AND TAURUS COMMON STOCKHOLDERS AS A RESULT OF THE REORGANIZATION

  In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower expenses per share of Common Stock, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the combined fund. With respect to Taurus, following the Reorganization Taurus stockholders will remain invested in a closed-end fund that has an investment objective and policies similar to that of Taurus. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds' portfolios and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their virtually identical investment objective and investment policies, their common management and their similar portfolios. Based on these factors, the Boards concluded that the Reorganization (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs).

  The surviving fund that would result from the Reorganization would have a larger asset base than either Fund has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger combined fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common stockholders of the combined fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the combined fund. To illustrate the potential economies of scale, as of April 30, 1997, the total annualized operating expense ratio for MuniYield was 0.67%, based on average net assets of approximately $378.9 million including proceeds from the issuance of AMPS, and 0.98%, based on average net assets of approximately $258.9 million excluding proceeds from issuance of AMPS, and the total annualized operating expense ratio for Taurus was 0.90%, based on average net assets of approximately $79.7 million including proceeds from the issuance of AMPS, and 1.20%, based on average net assets of approximately $59.7 million excluding proceeds from the issuance of AMPS. If the Reorganization had taken place on April 30, 1997, the overall operating expense ratio for the combined fund on a pro forma basis would have been 0.65%, based on average net assets of approximately $458.7 million including proceeds from the issuance of AMPS, and 0.94%, based on average net assets of approximately $318.7 million excluding proceeds from the issuance of AMPS.

  Management projections estimate that MuniYield will have net assets of approximately $454 million upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, MuniYield should be able to purchase large amounts of Municipal Bonds at more favorable prices than either of the Funds separately and, with this greater purchasing power, request improvements in the terms of the Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

  In approving the Reorganization, the Board of Directors of each Fund determined that, with respect to net asset value and liquidation preference, the interests of existing stockholders of the Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of the combined fund after the Reorganization of approximately $.01 as a result of the estimated costs of the Reorganization, management of each Fund advised its Board that it expects that such costs would be recovered within 18 months after the Exchange Date due to a decrease in the operating expense ratio.

  It is not anticipated that the Reorganization directly would benefit the holders of shares of MuniYield AMPS or Taurus AMPS; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

SURRENDER AND EXCHANGE OF TAURUS STOCK CERTIFICATES

  After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing shares of Taurus Common Stock or Taurus AMPS, as the case may be, will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of MuniYield Common Stock or MuniYield Series C AMPS distributable with respect to such holder's shares of Taurus Common Stock or Taurus AMPS, together with cash in lieu of any fractional shares. Promptly after the Exchange Date, the transfer agent for the MuniYield Common Stock or the MuniYield Series C AMPS, as the case may be, will mail to each holder of certificates formerly representing shares of Taurus Common Stock or Taurus AMPS, as the case may be, a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of MuniYield Common Stock or MuniYield Series C AMPS, as the case may be, and cash in lieu of any fractional shares.

  PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE REORGANIZATION, HOLDERS OF TAURUS COMMON STOCK AND AMPS WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR TAURUS STOCK CERTIFICATES FOR MUNIYIELD STOCK CERTIFICATES AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL SHARES.

  From and after the Exchange Date, certificates formerly representing shares of Taurus Common Stock or Taurus AMPS, as the case may be, will be deemed for all purposes to evidence ownership of the number of full shares of MuniYield Common Stock or MuniYield Series C AMPS distributable with respect to such shares of Taurus in the Reorganization, provided that, until such Taurus stock certificates have been so surrendered, no dividends payable to the holders of record of MuniYield Common Stock or MuniYield Series C AMPS, as the case may be, as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding Taurus stock certificates. Dividends payable to holders of record of shares of MuniYield Common Stock or MuniYield Series C AMPS, as the case may be, as of any date after the Exchange Date and prior to the exchange of certificates by any Taurus stockholder will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her Taurus stock certificates for exchange.

  From and after the Exchange Date, there will be no transfers on the stock transfer books of Taurus. If, after the Exchange Date, certificates representing shares of Taurus Common Stock or Taurus AMPS are presented to MuniYield, they will be canceled and exchanged for certificates representing MuniYield Common Stock or MuniYield Series C AMPS, as the case may be, and cash in lieu of fractional shares, if any, distributable with respect to such Taurus Common Stock or Taurus AMPS in the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

  General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. MuniYield and Taurus each has elected and qualified for the special tax treatment afforded RICs under the Code, and MuniYield intends to continue to so qualify after the Reorganization. MuniYield and Taurus have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the Reorganization, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and MuniYield and Taurus will each be deemed a "party" to a Reorganization within the meaning of Section 368(b) of the Code;
(ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Taurus as a result of the Reorganization or on the distribution of MuniYield Common Stock and MuniYield Series C AMPS to Taurus stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Taurus on the receipt of MuniYield Common Stock and MuniYield Series C AMPS in exchange for their corresponding Taurus Common Stock and Taurus AMPS (except to the extent that Taurus Common Stockholders receive cash representing an interest in fractional shares of MuniYield in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the Taurus assets in the hands of MuniYield will be the same as the tax basis of such assets in the hands of Taurus immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the MuniYield Common Stock and MuniYield Series C AMPS received by the stockholders of Taurus in the Reorganization will be equal, in the aggregate, to the tax basis of the Taurus Common Stock and Taurus AMPS surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the MuniYield Common Stock and MuniYield Series C AMPS will be determined by including the period for which such stockholder held the Taurus Common Stock or Taurus AMPS exchanged therefor, provided, that such Taurus shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield's holding period with respect to the Taurus assets transferred will include the period for which such assets were held by Taurus; (ix) the payment of cash to Taurus stockholders in lieu of fractional shares of MuniYield will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such Taurus stockholders will have short-term or long-term capital gain or loss to the extent that the cash distribution differs from the basis allocable to the MuniYield fractional shares; and (x) the taxable year of Taurus will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, MuniYield will succeed to and take into account certain tax attributes of Taurus, such as earnings and profits, capital loss carryovers and method of accounting.

  As noted in the discussion under "Comparison of the Funds--Tax Rules Applicable to MuniYield, Taurus and Their Stockholders," a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution only will be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of MuniYield Series C AMPS pursuant to the Reorganization in addition to the already existing MuniYield Series A AMPS and Series B AMPS will not cause distributions on any series of AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, MuniYield could lose the special tax treatment afforded RICs. In this case, dividends on the shares of AMPS would not be exempt from Federal income tax. Additionally, MuniYield would be subject to the alternative minimum tax.

  Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

  Status as a Regulated Investment Company. Both MuniYield and Taurus have elected and qualified since inception for taxation as RICs under Sections 851 through 855 of the Code, and after the Reorganization MuniYield intends to continue to so qualify.

CAPITALIZATION

  The following table sets forth as of April 30, 1997 (i) the capitalization of MuniYield, (ii) the capitalization of Taurus and (iii) the pro forma capitalization of MuniYield as adjusted to give effect to the Reorganization.

      PRO FORMA CAPITALIZATION OF MUNIYIELD, TAURUS AND THE COMBINED FUND
                       AS OF APRIL 30, 1997 (UNAUDITED)

                                                   PRO FORMA   COMBINED FUND
                          MUNIYIELD     TAURUS    ADJUSTMENT   AS ADJUSTED(A)
                         ------------ ----------- -----------  --------------
Net Assets:............. $374,928,458 $79,022,948 ($3,570,931)  $450,380,475
  Net Assets
   Attributable to
   Common Stock......... $254,928,458 $59,022,948 ($3,570,931)  $310,380,475
  Net Assets
   Attributable to AMPS. $120,000,000 $20,000,000         --    $140,000,000
Shares Outstanding:
  Common Stock..........   16,781,559   5,175,539         --      20,669,036(b)
  AMPS
    Series A............        2,400         800         --           2,400
    Series B............        2,400         --          --           2,400
    Series C............          --          --          --             800(b)
Net Asset Value Per
 Share:
  Common Stock..........       $15.19      $11.40         --          $15.02(c)
  AMPS..................      $25,000     $25,000         --         $25,000

--------
(a) The adjusted balances are presented as if the Reorganization had been consummated on April 30, 1997 and are for informational purposes only. Assumes distributions of undistributed net investment income and accrual of estimated Reorganization expenses of $200,000. No assurance can be given as to how many shares of MuniYield Common Stock that Taurus stockholders will receive on the Exchange Date, and the foregoing should not be relied upon to reflect the number of shares of MuniYield Common Stock that actually will be received on or after such date.
(b) Assumes the issuance of 3,887,477 shares of MuniYield Common Stock and one newly-created series of AMPS consisting of 800 shares in exchange for the net assets of Taurus. The number of shares of Common Stock issued was based on the net asset value of each Fund, net of distributions on April 30, 1997.
(c) Net Asset Value Per Share of Common Stock after Reorganization-related expenses and distribution of undistributed net investment income.

                             ELECTION OF DIRECTORS

  At the MuniYield Annual Meeting, the Board of Directors of MuniYield will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If the stockholders of both MuniYield and Taurus approve the Reorganization, then the Board of Directors of MuniYield elected at the MuniYield Annual Meeting will serve as the Board of the combined fund until its next annual meeting of stockholders. If the stockholders of either MuniYield or Taurus vote against the Reorganization, then the Board of Directors of MuniYield elected at the MuniYield Annual Meeting and the Board of Directors of Taurus elected at the Taurus annual meeting of stockholders held on June 19, 1997 will continue to serve until the next annual meeting of stockholders of the respective Fund. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

  With respect to the proxies of MuniYield stockholders:

    (1) All proxies of the holders of shares of MuniYield AMPS, voting separately as a class, will be voted in favor of the two persons designated as Directors to be elected by the holders of shares of MuniYield AMPS; and

    (2) All proxies of the holders of shares of MuniYield Common Stock and MuniYield AMPS, voting together as a single class, will be voted in favor of the four persons designated as Directors to be elected by the holders of MuniYield Common Stock and MuniYield AMPS.

  The Board of Directors of MuniYield knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

  Certain information concerning the nominees for the Board of Directors of MuniYield, including their designated classes, is set forth below.

                  TO BE ELECTED BY HOLDERS OF MUNIYIELD AMPS,
                         VOTING SEPARATELY AS A CLASS

                                                                         SHARES BENEFICIALLY
                                                                            OWNED ON THE
                                                                             RECORD DATE
        NAME AND                PRINCIPAL OCCUPATIONS DURING             ---------------------
       ADDRESS OF                 THE PAST FIVE YEARS AND       DIRECTOR   COMMON
        NOMINEE          AGE      PUBLIC DIRECTORSHIPS(1)        SINCE     STOCK       AMPS
       ----------        ---    ----------------------------    -------- ----------  ---------
Joseph L. May(1)(2).....  68 Attorney in private practice         1992            0          0
 424 Church Street,          since 1984; President, May and
 Suite 2000                  Athens Hosiery Mills Division,
 Nashville, Tennessee        Wayne-Gossard Corporation from
 37219                       1954 to 1983; Vice President,
                             Wayne-Gossard Corporation from
                             1972 to 1983; Chairman, The May
                             Corporation (personal holding
                             company) from 1972 to 1983;
                             Director, Signal Apparel Co. from
                             1972 to 1989.
Andre F. Perold(1)(2)...  45 Professor, Harvard Business          1992            0          0
 Morgan Hall                 School since 1989 and Associate
 Soldiers Field              Professor from 1983 to 1989;
 Boston, Massachusetts       Trustee, The Common Fund since
 02163                       1989; Director, Quantec Limited
                             since 1991 and TIBCO from 1994 to
                             1996.

                                                   (See footnotes on next page)

     TO BE ELECTED BY HOLDERS OF MUNIYIELD AMPS AND MUNIYIELD COMMON STOCK,
                       VOTING TOGETHER AS A SINGLE CLASS

                                                                           SHARES BENEFICIALLY
                                                                              OWNED ON THE
                                                                               RECORD DATE
        NAME AND                 PRINCIPAL OCCUPATIONS DURING              ---------------------
       ADDRESS OF                   THE PAST FIVE YEARS AND       DIRECTOR   COMMON
        NOMINEE           AGE       PUBLIC DIRECTORSHIPS(1)        SINCE     STOCK       AMPS
       ----------         ---    ----------------------------     -------- ----------  ---------
James H. Bodurtha(1)(2).   53 Director and Executive Vice           1995            0          0
 36 Popponesset Road          President, The China Business
 Cotuit, Massachusetts        Group, Inc. since 1996; Chairman
 02635                        and Chief Executive Officer, China
                              Enterprise Management Corporation
                              from 1993 to 1996; Chairman,
                              Berkshire Corporation since 1980;
                              Partner, Squire, Sanders & Dempsey
                              from 1980 to 1993.
Herbert I. London(1)(2).   57 Dean, Gallatin Division of New        1992            0          0
 113-115 University           York University from 1978 to 1993
 Place                        and Director from 1975 to 1976;
 New York, New York           John M. Olin Professor of
 10003                        Humanities since 1993 and
                              Professor thereof since 1973;
                              Distinguished Fellow, Herman Kahn
                              Chair, Hudson Institute from 1984
                              to 1985; Overseer, Center for
                              Naval Analyses from 1983 to 1993;
                              Director, Damon Corporation since
                              1991; Limited Partner, Hypertech
                              L.P. since 1996.
Robert R. Martin(1)(2)..   69 Chairman and Chief Executive          1994            0          0
 513 Grand Hill               Officer, Kinnard Investments, Inc.
 St. Paul, Minnesota          from 1990 to 1993, Executive Vice
 55102                        President, Dain Bosworth from 1974
                              to 1989; Director, Carnegie
                              Capital Management from 1977 to
                              1985 and Chairman thereof in 1979;
                              Director, Securities Industry
                              Association from 1981 to 1982 and
                              Public Securities Association from
                              1979 to 1980; Chairman of the
                              Board, WTC Industries, Inc. in
                              1994; Trustee, Northland College
                              since 1992.
Arthur Zeikel(1)(3).....   65 President of FAM (which term as       1992            0          0
 800 Scudders Mill Road       used herein includes its corporate
 Plainsboro, New Jersey       predecessors) since 1977;
 08536                        President of MLAM (which term as
                              used herein includes its corporate
                              predecessors) since 1977;
                              President and Director of
                              Princeton Services since 1993;
                              Executive Vice President of ML &
                              Co. since 1990; Director of
                              Merrill Lynch Funds Distributor,
                              Inc. ("MLFD") since 1977.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment advisor. See "Compensation of Directors" below.
(2) Member of the Audit Committee of the Board of Directors.
(3) Interested person, as defined in the Investment Company Act, of the Fund.

COMMITTEE AND BOARD MEETINGS

  The Board of Directors of MuniYield has a standing Audit Committee, which consists of the Directors who are not "interested persons," as defined in the Investment Company Act, of the Fund. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by MuniYield's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The MuniYield Board of Directors does not have a nominating committee. During the fiscal year ended October 31, 1996, the Board of Directors and the Audit Committee of MuniYield held four quarterly meetings. All of the Directors of MuniYield then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all of the committees of the Board on which they served during such period.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), requires MuniYield's officers, Directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the NYSE. Officers, Directors and greater than ten percent stockholders are required by Commission regulations to furnish MuniYield with copies of all Forms 3, 4 and 5 that they file.

  Based solely on MuniYield's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, MuniYield believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Securities Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

INTERESTED PERSONS

  Each Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of each Fund, the President of FAM and the President of MLAM.

COMPENSATION OF DIRECTORS

  FAM, the investment adviser for MuniYield, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. MuniYield pays each Director who is not affiliated with FAM (each a "non-affiliated Director") a fee of $2,500 per year plus $250 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. MuniYield also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $500 per year plus $125 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses for the fiscal year ended October 31, 1996 aggregated $11,130 for MuniYield.

  The following table sets forth, for the fiscal year ended October 31, 1996, compensation paid by MuniYield to the non-affiliated Directors, and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                            PENSION OR      AGGREGATE COMPENSATION
                                        RETIREMENT BENEFITS   FROM MUNIYIELD AND
                          COMPENSATION  ACCRUED AS PART OF     FAM/MLAM ADVISED
NAME OF DIRECTOR         FROM MUNIYIELD    FUND EXPENSES    FUNDS PAID TO DIRECTORS
----------------         -------------- ------------------- -----------------------
James H. Bodurtha(1)....     $4,500            None                $148,500
Herbert I. London(1)....     $4,500            None                $148,500
Robert R. Martin(1).....     $4,500            None                $148,500
Joseph L. May(1)........     $4,500            None                $148,500
Andre F. Perold(1)......     $4,500            None                $148,500

--------
(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows:
    Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios). For purposes of this table, each series of a series investment company is treated as a separate fund.

OFFICERS OF THE FUNDS

  The Boards of Directors of MuniYield and Taurus have elected the following officers of each Fund. The principal business address of each officer is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The following sets forth information concerning each of these officers:

                                                                    OFFICER
         NAME AND PRINCIPAL OCCUPATION           OFFICE         AGE  SINCE
         -----------------------------           ------         --- -------
Arthur Zeikel..................................  President       65  1992
 President of FAM since 1977; President of MLAM
 since 1977; President and Director of
 Princeton Services since 1993; Executive Vice
 President of ML & Co. since 1990; Director of
 MLFD since 1977.
Terry K. Glenn.................................  Executive Vice  56  1992
 Executive Vice President of FAM and of MLAM     President
 since 1983; Executive Vice President and
 Director of Princeton Services since 1993;
 President of MLFD since 1986 and Director
 thereof since 1991; President of Princeton
 Administrators, L.P. since 1988.
Vincent R. Giordano............................  Senior Vice     52  1992
 Senior Vice President of FAM and of MLAM since  President
 1984; Senior Vice President of Princeton
 Services since 1993.
Kenneth A. Jacob...............................  Vice President  46  1992
 Vice President of FAM and of MLAM since 1984.
Walter C. O'Connor(1)..........................  Vice President  35  1995
 Vice President of MLAM since 1993; Assistant
 Vice President of MLAM from 1991 to 1993;
 Assistant Vice President of Prudential
 Securities from 1984 to 1991.
Roberto W. Roffo(1)............................  Vice President  31  1996
 Vice President of MLAM since 1996 and
 Portfolio Manager thereof since 1992.
Donald C. Burke................................  Vice President  37  1993
 Vice President and Director of Taxation of
 MLAM since 1990.

                                                                   OFFICER
           NAME AND PRINCIPAL OCCUPATION             OFFICE    AGE  SINCE
           -----------------------------             ------    --- -------
Gerald M. Richard................................... Treasurer  48  1992
 Senior Vice President and Treasurer of FAM and of
 MLAM since 1984; Senior Vice President and
 Treasurer of Princeton Services since 1993;
 Treasurer of MLFD since 1981 and Vice President
 thereof since 1984.
Patrick D. Sweeney.................................. Secretary  43  1997
 Vice President of MLAM since 1990; Vice President
 and Associate Counsel of Security Pacific Merchant
 Bank from 1988 to 1990; Lawyer in private practice
 from 1981 to 1988.

--------
(1) The MuniYield portfolio is managed by Mr. O'Connor and the Taurus portfolio is managed by Mr. Roffo.

                       SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of MuniYield, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act, of MuniYield, has selected the firm of Deloitte & Touche LLP as independent auditors, to audit the financial statements of MuniYield for the current fiscal year ending October 31, 1997.

  MuniYield knows of no direct or indirect financial interest of such firm in MuniYield. Such appointment is subject to ratification or rejection by the stockholders of MuniYield. If the stockholders of both MuniYield and Taurus approve the Reorganization, then the independent auditors selected at the MuniYield Annual Meeting will serve as the independent auditors of the combined fund until its next annual meeting of stockholders. If the stockholders of either MuniYield or Taurus vote against the Reorganization, then the independent auditors selected at the MuniYield Annual Meeting and the independent auditors selected at the Taurus annual meeting of stockholders, held on June 19, 1997, will continue to serve until the next annual meeting of stockholders of each Fund respectively. Ernst & Young LLP was the firm selected as the independent auditors for Taurus at that meeting. Unless a contrary specification is made, the accompanying proxy of each MuniYield stockholder will be voted in favor of ratification of the selection of Deloitte & Touche LLP as independent auditors for MuniYield.

  Deloitte & Touche LLP also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by Deloitte & Touche LLP from these other entities are substantially greater, in the aggregate, than the total fees received by it from MuniYield. The Board of Directors of MuniYield considered the fact that Deloitte & Touche LLP has been retained as the independent auditors of ML & Co. and the other entities described above in its evaluation of the independence of Deloitte & Touche LLP with respect to MuniYield.

  Representatives of Deloitte & Touche LLP are expected to be present at the MuniYield Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                      INFORMATION CONCERNING THE MEETINGS

DATE, TIME AND PLACE OF MEETINGS

  The Meetings will be held on October 20, 1997 at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., New York time (for MuniYield) and 9:30 a.m., New York time (for Taurus).

SOLICITATION, REVOCATION AND USE OF PROXIES

  A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of MuniYield or Taurus, as the case may be. Although mere attendance at the Meetings will not revoke a proxy, a stockholder present at the Meetings may withdraw his proxy and vote in person.

  All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" (1) the approval of the Agreement and Plan of Reorganization, and with respect to proxies submitted by MuniYield stockholders, "FOR" (2)(a) the election of Directors and (b) the ratification of the selection of Deloitte & Touche LLP as independent auditors.

  It is not anticipated that any matters other than (1) the adoption of the Agreement and Plan of Reorganization; and (2) for the stockholders of MuniYield only: (a) the election of Directors and (b) the ratification of the selection of Deloitte & Touche LLP will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

  Only holders of record of shares of MuniYield Common Stock, MuniYield AMPS, Taurus Common Stock and Taurus AMPS at the close of business on the Record Date are entitled to vote at the Meetings or any adjournment thereof. At the close of business on the Record Date, there were 16,781,559 shares of MuniYield Common Stock, 4,800 shares of MuniYield AMPS, 5,175,539 shares of Taurus Common Stock and 800 shares of Taurus AMPS issued and outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF MUNIYIELD AND TAURUS

  To the knowledge of MuniYield and Taurus, at the date hereof, no person or entity owns beneficially 5% or more of the shares of any of the MuniYield Common Stock, the MuniYield AMPS, the Taurus Common Stock or the Taurus AMPS.

  On the Record Date, the Directors and officers of MuniYield as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of MuniYield Common Stock and MuniYield AMPS.

  On the Record Date, the Directors and officers of Taurus as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Taurus Common Stock and Taurus AMPS.

  On the Record Date, Mr. Zeikel, a Director and officer of each of the Funds, and the other Directors and officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

VOTING RIGHTS AND REQUIRED VOTE

  For purposes of this Proxy Statement and Prospectus, each share of MuniYield Common Stock, MuniYield AMPS, Taurus Common Stock and Taurus AMPS is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing a majority of the outstanding shares of MuniYield Common Stock and MuniYield AMPS, voting together as a single class, and of the MuniYield AMPS, voting separately as a class, as well as the affirmative vote of stockholders representing a majority of the outstanding shares of Taurus Common Stock and Taurus AMPS, voting together as a single class, and of the Taurus AMPS, voting separately as a class.

  Under Maryland law, stockholders of a registered investment company whose shares are traded publicly on a national securities exchange, such as Taurus, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the Taurus Common Stockholders will be bound by the terms of the Reorganization, if approved at the Meetings. However, any Common Stockholder of Taurus may sell his or her shares of Common Stock at any time on the NYSE. Conversely, because the Taurus AMPS are not traded publicly on a national securities exchange, shareholders of Taurus AMPS will be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of Taurus, neither holders of MuniYield Common Stock nor holders of MuniYield AMPS are entitled to appraisal rights under Maryland law.

  Under Maryland law, a holder of Taurus AMPS desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with Taurus a written objection to the Reorganization at or before the Meeting, (ii) must not vote in favor of the Reorganization and (iii) must make written demand on MuniYield for payment of his or her stock stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Transfer with respect to the Reorganization (MuniYield is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights as a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distributions payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes will be the date of the Meeting. A demand for payment of fair market value may not be withdrawn, except upon the consent of MuniYield. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

  For purposes of each Meeting, a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable Fund's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund's stockholders.

  With respect to the election of Directors, holders of shares of MuniYield AMPS voting separately as a class are entitled to elect two Directors of MuniYield and holders of shares of MuniYield Common Stock and MuniYield AMPS, voting together as a single class, are entitled to elect the remaining Directors of MuniYield. Assuming a quorum is present, (x) election of the two Directors of MuniYield to be elected by the holders of shares of MuniYield AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of MuniYield AMPS, represented at the MuniYield Annual Meeting and entitled to vote; and (y) election of the remaining Directors of MuniYield will require the affirmative vote of a majority of the votes cast by the holders of MuniYield Common Stock and MuniYield AMPS, represented at the MuniYield Annual Meeting and entitled to vote, voting together as a single class.

  Approval of the ratification of the selection of Deloitte & Touche LLP as the independent auditors of MuniYield will require the affirmative vote of a majority of the votes cast by the holders of MuniYield Common Stock and MuniYield AMPS represented at the MuniYield Annual Meeting and entitled to vote, voting together as a single class.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by MuniYield, the surviving fund after the Reorganization, so as to be borne equally and exclusively on a per share basis by the holders of MuniYield Common Stock and Taurus Common Stock.

  MuniYield and Taurus likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of MuniYield and Taurus and certain persons that MuniYield or Taurus may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of MuniYield or Taurus.

  In order to obtain the necessary quorum at the Meetings (i.e., a majority of the shares of each class of each Fund's securities entitled to vote at the Meetings, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Funds also may hire proxy solicitors at the expense of MuniYield. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

  Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of a Board of Directors of MuniYield to serve for the ensuing year (proposal 2(a)) and the ratification of the selection of Deloitte & Touche LLP as independent auditors for MuniYield for the current fiscal year (proposal 2(b)) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. With respect to MuniYield Common Stock and Taurus Common Stock, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Reorganization (proposal 1). Shares of MuniYield AMPS and Taurus AMPS held in "street name," however, may be voted, pursuant to rules of the NYSE, by broker-dealer firms, including Merrill Lynch, with respect to the approval of the Agreement and Plan of Reorganization (proposal 1) and counted for purposes of establishing a quorum if no instructions are received one business day before the Meetings, or, if adjourned, one business day before the day to which the Meetings are adjourned. In such instances, the broker-dealer firm will vote those shares on proposal 1 in the same proportion as the votes cast by all holders of AMPS of the relevant Fund who have voted on proposal 1. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on proposals 1 (in the case of AMPS only), 2(a) and 2(b) in the same proportion as it has voted such shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on proposals 2(a) and 2(b); however, abstentions and broker non-votes will have the same effect as a vote against proposal 1.

  This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto which MuniYield has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

  MuniYield and Taurus both are subject to the informational requirements of the Securities Exchange Act, and in accordance therewith file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by MuniYield and Taurus can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the

Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission.

                                   CUSTODIAN

  The Bank of New York acts as the custodian for cash and securities of both MuniYield and Taurus. The principal business address of The Bank of New York in such capacity is 90 Washington Street, New York, New York 10286.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  The Bank of New York serves as the transfer agent, dividend disbursing agent and registrar with respect to the MuniYield Common Stock and the Taurus Common Stock, at the same rate for each Fund, pursuant to separate registrar, transfer agency and service agreements with each of the Funds. The principal business address of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

  IBJ Schroder Bank and Trust Company serves as the transfer agent, registrar and auction agent to MuniYield and Taurus, in connection with their respective AMPS, at the same rate for each Fund, pursuant to separate registrar, transfer agency and service agreements with each of the Funds. The principal business address of IBJ Schroder Bank and Trust Company is One State Street, New York, New York 10004.

                               LEGAL PROCEEDINGS

  There are no material legal proceedings to which MuniYield or Taurus is a party.

                                LEGAL OPINIONS

  Certain legal matters in connection with the Reorganization will be passed upon for MuniYield and Taurus by Brown & Wood LLP, New York, New York.

                                    EXPERTS

  The financial statements as of October 31, 1996 of MuniYield included in this Proxy Statement and Prospectus have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 117 Campus Drive, Princeton, New Jersey 08540.

  The statement of assets, liabilities and capital of Taurus at October 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein included in this Proxy Statement and Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 202 Carnegie Center, Princeton, New Jersey 08543.

                             STOCKHOLDER PROPOSALS

  If a stockholder of MuniYield intends to present a proposal at the 1998 Annual Meeting of Stockholders of MuniYield, which is anticipated to be held in September 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of MuniYield by May , 1998.

                                          By Order of the Boards of Directors

                                          Philip M. Mandel
                                          Secretary of MuniYield California
                                           Fund, Inc.

                                          Patrick D. Sweeney
                                          Secretary of Taurus MuniCalifornia
                                            Holdings, Inc.

                         INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----
Audited Financial Statements for MuniYield California Fund, Inc. for the
 Fiscal Year Ended October 31, 1996.......................................   F-2
Unaudited Financial Statements for MuniYield California Fund, Inc. for the
 Six-Month Period Ended April 30, 1997....................................  F-13
Audited Financial Statements for Taurus MuniCalifornia Holdings, Inc. for
 the Fiscal Year Ended October 31, 1996...................................  F-25
Unaudited Financial Statements for Taurus MuniCalifornia Holdings, Inc.
 for the Six-Month Period Ended April 30, 1997............................  F-34
Unaudited Financial Statements for the Combined Fund on a Pro Forma Basis,
 as of April 30, 1997.....................................................  F-43

Audited Financial Statements for MuniYield California Fund, Inc. for the Fiscal
                          Year Ended October 31, 1996

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MUNIYIELD CALIFORNIA FUND, INC.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Fund, Inc, as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period February 28, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Fund, Inc, as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey
December 3, 1996

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

California--95.7%
                          California Health Facilities Financing Authority Revenue Bonds:
AA       Aa3    $ 1,000     (Kaiser Permanente), Series A, 7% due 12/01/2010                                    $  1,096
AAA      Aaa      2,000     (Kaiser Permanente), Series A, 7% due 10/01/2018 (c)                                   2,166
A1+      VMIG1++  1,200     (Pooled Loan Program), VRDN, Series 85-B, 3.35% due 10/01/2010 (a)(d)                  1,200
AAA      Aaa      1,000     Refunding (Adventist Health), Series A, 6.50% due 3/01/2014 (c)                        1,071
A1+      VMIG1++  1,200     Refunding (Catholic West), VRDN, Series C, 3.35% due 7/01/2011 (a)(c)                  1,200
AAA      Aaa      4,085     (San Diego Hospital Association), Series A, 6.70% due 10/01/2010 (c)                   4,482
NR*      A        2,835     (Scripps Research Institute), Series A, 6.625% due 7/01/2018                           3,023
A+       A        3,600     (Sutter Health Hospital), Series 89-A, 6.70% due 1/01/2013                             3,755

                          California HFA, Home Mortgage Revenue Bonds:
AA-      Aa       1,920     AMT, Series C, 7.45% due 8/01/2011                                                     2,015
AA-      Aa       2,585     AMT, Series E-1, 6.70% due 8/01/2025                                                   2,680
AA-      Aa       4,955     AMT, Series F-1, 7% due 8/01/2026                                                      5,263
AA-      Aa       1,200     Series D, 7.25% due 8/01/2017                                                          1,272
AA-      Aa         760     Series F, 7.875% due 8/01/2019                                                           793

AA-      Aa       2,900   California HFA, Revenue Bonds, RIB, AMT, 8.856% due 8/01/2023 (h)                        3,067

A1       NR*        770   California Pollution Control Financing Authority, PCR, Refunding
                          (Pacific Gas and Electric Co.), VRDN, AMT, Series G, 3.60% due
                          2/01/2016 (a)                                                                              770

NR*      Aa3        700   California Pollution Control Financing Authority, Resource Recovery Revenue
                          Bonds (Honey Lake Power Project), VRDN, AMT, 3.55% due 9/01/2018 (a)                       700

                          California State Public Works Board, Lease Revenue Bonds:
A        A        3,000     (California Community College), Series A, 6.75% due 9/01/2001 (g)                      3,354
A        A        6,800     (Department of Corrections--Monterey County), Series A, 7% due 11/01/2004 (g)          7,957
A        A        9,800     (Various California State University Projects), Series A, 6.70% due
                            10/01/2002 (g)                                                                        11,066
A        A        5,100     (Various California State University Projects), Series A, 6.625% due
                            10/01/2010                                                                             5,511
A        A        5,085     (Various Community College Projects), Series B, 7% due 3/01/2004 (g)                   5,889

A1+      VMIG1++  5,400   California State, RAN, VRDN, Series C-1, 3.35% due 6/30/1997 (a)                         5,400

AAA      Aaa     13,250   California State Veterans, GO, UT, AMT, Series BD, BE and BF, 6.375% due
                          2/01/2027 (b)                                                                           13,601

AA       Aa       4,750   California Statewide Community Development Authority Revenue Bonds,
                          COP (Saint Joseph Health System Group), 6.625% due 7/01/2021                             5,087

A+       A1       3,000   Contra Costa County, California, COP (Merrithew Memorial Hospital),
                          6.60% due 11/01/2012                                                                     3,164

BBB      NR*      1,000   Contra Costa County, California, Public Financing Authority,
                          Tax Allocation Revenue Refunding Bonds, Series A, 7.10% due 8/01/2022                    1,060

AAA      Aaa      2,365   Contra Costa County, California, Transportation Authority,
                          Sales Tax Revenue Bonds, Series A, 6% due 3/01/2006 (d)                                  2,552

AAA      Aaa      2,000   Cucamonga County, California, Water District Facilities Refinancing Bonds,
                          COP, 6.50% due 9/01/2022 (d)                                                             2,164

AAA      Aaa        395   Culver City, California, Redevelopment Finance Authority Revenue Bonds
                          (Senior Lien Project Loans), Series A, 6.75% due 11/01/2015 (b)                            426

AAA      Aaa      3,500   East Bay, California, Municipal Utility District, Water System Subordinated
                          Revenue Refunding Bonds, 6% due 6/01/2012 (c)                                            3,629

AAA      Aaa      1,000   El Cajon, California, Redevelopment Agency, Tax Allocation Bonds
                          (El Cajon Redevelopment Project), 6.60% due 10/01/2022 (b)                               1,091

BBB      Baa      1,905   Inglewood, California, Public Financing Authority Revenue Bonds (Manchester-
                          Prairie-North Inglewood Industrial Park Project), Series B, 7% due 5/01/2022             2,025

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

California (continued)
AAA      Aaa    $ 3,645   Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                          Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (f)                     $  3,955

                          Los Angeles, California, Department of Water and Power, Waterworks
                          Revenue Bonds:
AAA      Aaa      3,925     6.30% due 7/01/2024 (c)                                                                4,194
AA       Aa       4,000     Refunding, 6.40% due 5/15/2028                                                         4,190

                          Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B:
AA       Aa       4,240     6.60% due 8/01/2015                                                                    4,511
AA       Aa       6,855     6.625% due 8/01/2019                                                                   7,282

AAA      Aaa      3,000   Los Angeles, California, Wastewater System Revenue Bonds, Series D, 6.625%
                          due 12/01/2012 (c)                                                                       3,254

AAA      Aaa      5,000   Los Angeles County, California, COP (Correctional Facilities Project), 6.50%
                          due 9/01/2000 (c)(g)                                                                     5,484

                          Los Angeles County, California, Metropolitan Transportation Authority, Sales
                          Tax Revenue Refunding Bonds:
AAA      Aaa      5,720     Proposition A, Series A, 5% due 7/01/2021 (d)                                          5,179
A1+      VMIG1++  3,800     Proposition C, VRDN, Second Senior Series A, 3.40% due 7/01/2020 (a)(c)                3,800

AAA      Aaa     10,660   Los Angeles County, California, Public Works Financing Authority, Lease
                          Revenue Refunding Bonds, Series A, 6% due 9/01/2004 (c)                                 11,486

AA-      Aaa      6,500   Los Angeles County, California, Transportation Commission, Sales Tax
                          Revenue Bonds, Series A, 6.75% due 7/01/2001 (g)                                         7,267

                          M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project):
A        A        5,000     Series C, 6.875% due 7/01/2019                                                         5,118
AAA      Aaa      6,155     Series E, 6.50% due 7/01/2017 (c)                                                      6,643

AA       Aa       6,000   Metropolitan Water District, Southern California Waterworks Revenue Bonds,
                          6.625% due 7/01/2001 (g)                                                                 6,659

AAA      Aaa      2,500   Northern California Power Agency, Multiple Capital Facilities Revenue Bonds,
                          RIB, 9.142% due 9/02/2025 (c)(h)                                                         2,863

AAA      Aaa      1,955   Northern California Power Agency, Public Power Revenue Bonds
                          (Hydroelectric Project Number 1), Series E, 7.15% due 7/01/2024 (c)                      2,083

AAA      Aaa     16,000   Orange County, California, Local Transportation Authority,
                          Sales Tax Revenue Bonds, Second Series, 6.10% due 2/14/2011 (d)                         16,602

A        NR*      5,000   Palmdale, California, Civic Authority, Revenue Refunding Bonds
                          (Merged Redevelopment Project), Series A, 6.60% due 9/01/2034                            5,414

AAA      Aaa      3,905   Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds
                          (Rancho Redevelopment Project), 6.75% due 9/01/2020 (c)                                  4,193

NR*      A        3,750   Rancho Mirage, California, Joint Powers Financing Authority, COP
                          (Eisenhower Memorial Hospital), 7% due 3/01/2022                                         4,050

                          Redwood City, California, Public Financing Authority, Local Agency
                          Revenue Bonds:
AAA      Aaa      5,025     Refunding, Series A, 6.50% due 7/15/2011 (b)                                           5,437
A-       NR*      1,500     Series B, 7.25% due 7/15/2011                                                          1,639

AAA      Aaa      7,950   Riverside County, California, Transportation Commission,
                          Sales Tax Revenue Refunding Bonds, Series A, 6% due 6/01/2005 (d)                        8,632

A+       Aaa     18,000   Sacramento, California, City Financing Authority Revenue Bonds, 6.80% due
                          11/01/2001 (g)                                                                          20,279

                          Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                          Series B (c):
AAA      Aaa      3,180     6.25% due 8/15/2011                                                                    3,375
AAA      Aaa      4,865     6.375% due 8/15/2022                                                                   5,176

AAA      Aaa      5,000   San Diego, California, Public Facilities Financing Authority,
                          Sewer Revenue Bonds, 5% due 5/15/2020 (d)                                                4,586

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

California (concluded)
                          San Francisco, California, City and County Airport Commission, International
                          Airport Revenue Bonds, Second Series:
AAA      Aaa    $ 1,500     AMT, Issue 5, 6.50% due 5/01/2019 (d)                                               $  1,601
AAA      Aaa      4,525     AMT, Issue 6, 6.60% due 5/01/2020 (b)                                                  4,899
AAA      Aaa     11,000     Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                           11,919

AA-      A1       5,480   San Francisco, California, City and County, GO (Variable Purpose Projects),
                          UT, Series A, 6.50% due 12/15/2010                                                       5,784

AA       Aa       5,000   San Francisco, California, City and County Public Utilities Commission,
                          Water Revenue Bonds, Series A, 6.50% due 11/01/2017                                      5,258

AAA      Aaa      4,715   San Francisco, California, City and County Redevelopment Agency, Lease
                          Revenue Bonds (George R. Moscone Convention Center), 6.80% due 7/01/2019 (f)             5,234

AAA      Aaa      3,180   Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due
                          7/01/2021 (c)                                                                            3,432

AAA      Aaa      9,525   Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                          (VMC Facility Replacement Project), Series A, 6.75% due 11/15/2020 (b)                  10,591

AA       A1       5,000   Santa Clara County, California, Transportation District, Sales Tax Revenue
                          Bonds, Series A, 6.75% due 6/01/2011                                                     5,451

AAA      Aaa      3,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                          (Conservation Redevelopment Project), Series A, 6% due 9/01/2014 (c)                     3,085

AAA      Aaa      7,750   Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater
                          Project), Series A, 6.50% due 9/01/2002 (d)(g)                                           8,665

AAA      NR*      1,125   Southern California Home Financing Authority, S/F Mortgage Revenue Bonds,
                          AMT, Series A, 6.75% due 9/01/2022 (e)                                                   1,161

AAA      Aaa      5,000   Stockton, California, Revenue Bonds (Wastewater Treatment Plant Expansion),
                          COP, Series A, 6.80% due 9/01/2024 (d)                                                   5,603

                          University of California Revenue Bonds (Multiple Purpose Projects):
A        NR*      3,300     Refunding, Series A, 6.875% due 9/01/2002 (g)                                          3,751
AAA      Aaa     13,560     Series D, 6.375% due 9/01/2019 (c)                                                    14,448

Puerto Rico--2.7%

A        Baa1     5,500   Puerto Rico Commonwealth, Highway and Transportation Authority,
                          Highway Revenue Refunding Bonds, Series V, 6.625% due 7/01/2012                          5,908

A1+      VMIG1++  1,600   Puerto Rico Commonwealth, Revenue Refunding Bonds (Government Development
                          Bank), VRDN, 3.30% due 12/01/2015 (a)                                                    1,600

BBB+     Baa1     2,600   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                          Series T, 6.375% due 7/01/2024                                                           2,727

Total Investments (Cost--$348,418)--98.4%                                                                        372,997

Other Assets Less Liabilities--1.6%                                                                                6,085
                                                                                                                --------
Net Assets--100.0%                                                                                              $379,082
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FNMA/GNMA Collateralized.
(f)FSA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

   See Notes to Financial Statements.

FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$348,418,146) (Note 1a)                         $372,996,680
                    Cash                                                                                          72,103
                    Interest receivable                                                                        6,593,159
                    Deferred organization expenses (Note 1e)                                                       1,859
                    Prepaid expenses and other assets                                                             14,186
                                                                                                            ------------
                    Total assets                                                                             379,677,987
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    342,117
                      Investment adviser (Note 2)                                               160,108          502,225
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        94,261
                                                                                                            ------------
                    Total liabilities                                                                            596,486
                                                                                                            ------------

Net Assets:         Net assets                                                                              $379,081,501
                                                                                                            ============
Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (4,800 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $120,000,000
                      Common Stock, par value $.10 per share (16,781,559 shares
                      issued and outstanding)                                              $  1,678,156
                    Paid-in capital in excess of par                                        233,789,454
                    Undistributed investment income--net                                      2,952,622
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (3,917,265)
                    Unrealized appreciation on investments--net                              24,578,534
                                                                                           ------------
                    Total--Equivalent to $15.44 net asset value per Common Stock
                    (market price--$14.875)                                                                  259,081,501
                                                                                                            ------------
                    Total capital                                                                           $379,081,501
                                                                                                            ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 21,942,622
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,875,520
                    Commission fees (Note 4)                                                    303,840
                    Professional fees                                                            79,003
                    Accounting services (Note 2)                                                 64,467
                    Transfer agent fees                                                          54,508
                    Printing and shareholder reports                                             43,314
                    Custodian fees                                                               30,347
                    Listing fees                                                                 24,635
                    Directors' fees and expenses                                                 23,107
                    Pricing fees                                                                 10,829
                    Amortization of organization expenses (Note 1e)                               5,814
                    Other                                                                        21,547
                                                                                           ------------
                    Total expenses                                                                             2,536,931
                                                                                                            ------------
                    Investment income--net                                                                    19,405,691
                                                                                                            ------------
Realized &          Realized gain on investments--net                                                            279,008
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      4,438,485
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 24,123,184
                                                                                                            ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $ 19,405,691     $ 19,809,357
                    Realized gain (loss) on investments--net                                    279,008       (4,196,257)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          4,438,485       29,929,032
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     24,123,184       45,542,132
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (15,619,604)     (15,159,571)
Shareholders          Preferred Stock                                                        (4,164,120)      (4,189,584)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --       (4,134,976)
                      Preferred Stock                                                                --         (741,300)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (19,783,724)     (24,225,431)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              4,339,460       21,316,701
                    Beginning of year                                                       374,742,041      353,425,340
                                                                                           ------------     ------------
                    End of year*                                                           $379,081,501     $374,742,041
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,952,622     $  3,330,655
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                             For the Period
The following per share data and ratios have been derived                                                        Feb. 28,
from information provided in the financial statements.                                  For the                 1992++ to
                                                                                 Year Ended October 31,          Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  15.18   $  13.91  $  16.60  $  14.03   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.16       1.18      1.23      1.22        .77
                    Realized and unrealized gain (loss) on
                    investments--net                                       .28       1.53     (2.65)     2.62       (.07)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.44       2.71     (1.42)     3.84        .70
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.93)      (.90)    (1.00)     (.99)      (.55)
                      Realized gain on investments--net                     --       (.25)     (.07)     (.08)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.93)     (1.15)    (1.07)    (1.07)      (.55)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.02)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.25)      (.25)     (.19)     (.18)      (.14)
                        Realized gain on investments--net                   --       (.04)     (.01)     (.02)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --        --       (.14)
                    Total effect of Preferred Stock activity              (.25)      (.29)     (.20)     (.20)      (.28)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.44   $  15.18  $  13.91  $  16.60   $  14.03
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.875   $ 13.375  $ 12.125  $ 15.625   $  14.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     18.68%     20.62%   (16.36%)   15.56%       .43%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.54%     19.33%    (9.69%)   26.88%      2.79%+++
                                                                      ========   ========  ========  ========   ========
Ratios to Average   Expenses, net of reimbursement                        .67%       .69%      .66%      .69%       .54%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .67%       .69%      .66%      .69%       .71%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.16%      5.48%     5.44%     5.35%      5.65%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $259,082   $254,742  $233,425  $278,522   $233,502
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $120,000   $120,000  $120,000  $120,000   $120,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  67.48%     69.59%    78.89%    21.68%     28.75%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,159   $  3,123  $  2,945  $  3,321   $  2,946
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Series A--Investment income--net                  $    875   $    882  $    694  $    547   $    449
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:++++++  Series B--Investment income--net                  $    860   $    864  $    615  $    688   $    481
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,
                    may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on April 10, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $239,863,386 and $235,521,062, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)

Long-term investments             $ 1,286,129    $24,578,534
Short-term investments                 (1,215)            --
Financial futures contracts        (1,005,906)            --
                                  -----------    -----------
Total                             $   279,008    $24,578,534
                                  ===========    ===========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $24,578,534, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $348,418,146.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 16,781,559. At October 31, 1996, total paid-in capital amounted to $235,467,610.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were as follows: Series A, 3.25% and Series B, 3.00%.

As of October 31, 1996, there were 4,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $200,611 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $2,658,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.078926 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.

Unaudited Financial Statements for MuniYield California Fund, Inc. for the Six-
                       Month Period Ended April 30, 1997

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                             Value
Ratings Ratings  Amount                               Issue                                                      (Note 1a)

California--96.3%
                          Anaheim, California, Public Financing Authority, Lease Revenue Bonds (Public
                          Improvement Project), Sub-Series C (f):
AAA     Aaa     $22,750     5.95%** due 9/01/2022                                                               $  5,087
AAA     Aaa      10,000     5.98%** due 9/01/2023                                                                  2,105
AAA     Aaa       5,000     6%** due 9/01/2025                                                                       932
AAA     Aaa      19,430     6%** due 9/01/2026                                                                     3,389
AAA     Aaa      10,000     6.05%** due 9/01/2029                                                                  1,456

                          California Health Facilities Financing Authority Revenue Bonds:
AA      Aa3       1,000     (Kaiser Permanente), Series A, 7% due 12/01/2010                                       1,091
AAA     Aaa       2,000     (Kaiser Permanente), Series A, 7% due 10/01/2018 (c)                                   2,131
AAA     Aaa       1,000     Refunding (Adventist Health), Series A, 6.50% due 3/01/2014 (c)                        1,060
AAA     Aaa       2,000     Refunding (Insured Catholic Health Facility), Series B, 5% due 7/01/2014 (b)           1,838
AAA     Aaa       4,085     (San Diego Hospital Association), Series A, 6.70% due 10/01/2010 (c)                   4,396
NR*     A         2,835     (Scripps Research Institute), Series A, 6.625% due 7/01/2018                           3,022
A+      A         3,600     (Sutter Health Hospital), Series 89-A, 6.70% due 1/01/2013                             3,732

                          California HFA, Home Mortgage Revenue Bonds:
AA-     Aa        1,105     AMT, Series C, 7.45% due 8/01/2011                                                     1,138
AA-     Aa        2,585     AMT, Series E-1, 6.70% due 8/01/2025                                                   2,674
AA-     Aa        4,955     AMT, Series F-1, 7% due 8/01/2026                                                      5,226
AA-     Aa          970     Series D, 7.25% due 8/01/2017                                                          1,020

AA-     Aa        2,850   California HFA, Revenue Bonds, RIB, AMT, 9.112% due 8/01/2023 (h)                        2,982

A1+     NR*         100   California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas
                          and Electric Co.), VRDN, Series C, 4.15% due 11/01/2026 (a)                                100

                          California Pollution Control Financing Authority, PCR (Southern California Edison),
                          VRDN (a):
A1      VMIG1++     700     Series A, 4.10% due 2/28/2008                                                            700
A1      VMIG1++     800     Series B, 4.10% due 2/28/2008                                                            800

NR*     P1        2,100   California Pollution Control Financing Authority, Resource Recovery Revenue Bonds
                          (Delano Project), VRDN, AMT, Series 1991, 4.45% due 8/01/2019 (a)                        2,100

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
PCR        Pollution Control Revenue Bonds
RAN        Revenue Anticipation Notes
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                             Value
Ratings Ratings  Amount                               Issue                                                      (Note 1a)

California (continued)
A1+     VMIGI++  $1,400   California Pollution Control Financing Authority, Solid Waste Disposal
                          Revenue Bonds (Shell Oil Co.--Martinez Project), VRDN, AMT, Series A,
                          4.15% due 10/01/2024 (a)                                                              $  1,400

AA      Aa        5,000   California State Department of Water Resources, Water System Revenue Bonds
                          (Central Valley Project), Series O, 5% due 12/01/2022                                    4,482

                          California State Public Works Board, Lease Revenue Bonds (g):
A       Aaa       3,000     (California Community College), Series A, 6.75% due 9/01/2001                          3,295
A       Aaa       6,800     (Department of Corrections--Monterey County, Soledad II), Series A, 7%
                            due 11/01/2004                                                                         7,805
A       A         3,600     (Various California State University Projects), Series A, 6.625% due 10/01/2002        3,964
A       Aaa       9,800     (Various California State University Projects), Series A, 6.70% due 10/01/2002        10,860
A       Aaa       3,535     (Various Community College Projects), Series B, 7% due 3/01/2004                       4,023

SP1+    MIG1++    2,200   California State, RAN, Series A, 4.50% due 6/30/1997                                     2,202

AA      Aa        4,750   California Statewide Community Development Authority Revenue Bonds, COP
                          (Saint Joseph Health System Group), 6.625% due 7/01/2021                                 5,133

A+      Aaa       3,000   Contra Costa County, California, COP (Merrithew Memorial Hospital),
                          6.60% due 11/01/2002 (g)                                                                 3,303

BBB     NR*       1,000   Contra Costa County, California, Public Financing Authority, Tax Allocation Revenue
                          Refunding Bonds, Series A, 7.10% due 8/01/2022                                           1,061

AAA     Aaa       2,000   Cucamonga County, California, Water District Facilities Refinancing Bonds, COP,
                          6.50% due 9/01/2022 (d)                                                                  2,132

AAA     Aaa         395   Culver City, California, Redevelopment Finance Authority Revenue Bonds (Senior Lien
                          Project Loans), Series A, 6.75% due 11/01/2015 (b)                                         422

                          East Bay, California, Municipal Utility District, Water System Subordinated Revenue
                          Refunding Bonds (d):
AAA     Aaa       1,750     5% due 6/01/2016                                                                       1,607
AAA     Aaa       2,000     5% due 6/01/2026                                                                       1,789

AAA     Aaa       1,000   El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                          Redevelopment Project), 6.60% due 10/01/2022 (b)                                         1,074

BBB     Baa       1,875   Inglewood, California, Public Financing Authority Revenue Bonds (Manchester-
                          Prairie-North Inglewood Industrial Park Project), Series B, 7% due 5/01/2022             1,990

AAA     Aaa       3,645   Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                          Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (f)                                  3,918

A+      Aa3       3,600   Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                          Refunding Bonds, 6.375% due 2/01/2020                                                    3,744

AAA     Aaa       3,925   Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds,
                          6.30% due 7/01/2024 (c)                                                                  4,097

                          Los Angeles, California, Harbor Department Revenue Bonds:
AA      Aa        4,240     AMT, Series B, 6.60% due 8/01/2015                                                     4,532
AA      Aa        6,855     AMT, Series B, 6.625% due 8/01/2019                                                    7,295
AAA     Aaa       4,000     RITR, 8.345% due 11/01/2026 (c)(h)                                                     4,230

AAA     Aaa       3,000   Los Angeles, California, Wastewater System Revenue Bonds, Series D, 6.625% due
                          12/01/2012 (c)                                                                           3,213

AAA     Aaa       5,000   Los Angeles County, California, COP (Correctional Facilities Project), 6.50% due
                          9/01/2000 (c)(g)                                                                         5,388

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                             Value
Ratings Ratings  Amount                               Issue                                                      (Note 1a)

California (continued)
                          Los Angeles County, California, Metropolitan Transportation Authority, Sales
                          Tax Revenue Bonds:
AAA     Aaa     $ 7,875     (Proposition C), Second Series A, 5% due 7/01/2025 (b)                              $  7,035
AAA     Aaa       5,000     Refunding (Proposition A), Series A, 5% due 7/01/2021 (d)                              4,436

AA-     Aaa       6,500   Los Angeles County, California, Transportation Commission, Sales Tax Revenue
                          Bonds, Series A, 6.75% due 7/01/2001 (g)                                                 7,121

                          M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project):
A       A3        5,000     Refunding, Series H, 5.90% due 7/01/2020                                               4,950
AAA     Aaa       6,155     Series E, 6.50% due 7/01/2017 (c)                                                      6,584

                          Metropolitan Water District, Southern California Waterworks Revenue Bonds:
AA      Aa        6,000     6.625% due 7/01/2001(g)                                                                6,538
AAA     Aaa       2,000     Refunding, Series B, 5% due 7/01/2014 (c)                                              1,858
AA      Aa        6,100     Series C, 5% due 7/01/2027                                                             5,448

AAA     Aaa       5,000   Mountain View, California, Tax Allocation Bonds (Shoreline Regional Community
                          Park), Series A, 5.50% due 8/01/2021 (c)                                                 4,818

AAA     Aaa       2,500   Northern California Power Agency, Multiple Capital Facilities Revenue Bonds, RIB,
                          9.04% due 9/02/2025 (c)(h)                                                               2,831

AAA     Aaa       7,840   Orange County, California, Local Transportation Authority, Sales Tax Revenue
                          Bonds, RITR, Series B, 8.27% due 2/14/2011 (d)(h)                                        8,310

A       NR*       5,000   Palmdale, California, Civic Authority, Revenue Refunding Bonds (Merged
                          Redevelopment Project), Series A, 6.60% due 9/01/2034                                    5,304

AAA     Aaa       3,700   Pittsburg, California, Public Financing Authority, Wastewater Revenue Refunding
                          Bonds, Series A, 5.125% due 6/01/2015 (d)                                                3,454

AAA     Aaa       3,905   Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds
                          (Rancho Redevelopment Project), 6.75% due 9/01/2020 (c)                                  4,163

NR*     A2        3,750   Rancho Mirage, California, Joint Powers Financing Authority, COP (Eisenhower
                          Memorial Hospital), 7% due 3/01/2002 (g)                                                 4,160

AAA     Aaa       2,225   Redding, California, Joint Powers Financing Authority, Lease Revenue Bonds (Civic
                          Center Project), Series A, 5.25% due 3/01/2026 (c)                                       2,069

                          Redwood City, California, Public Financing Authority, Local Agency Revenue Bonds:
AAA     Aaa       5,025     Refunding, Series A, 6.50% due 7/15/2011 (b)                                           5,377
A-      NR*       1,500     Series B, 7.25% due 7/15/2011                                                          1,630

AAA     Aaa       7,950   Riverside County, California, Transportation Commission, Sales Tax Revenue
                          Refunding Bonds, Series A, 6% due 6/01/2005 (d)                                          8,511

A+      Aaa      18,000   Sacramento, California, City Financing Authority Revenue Bonds, 6.80% due
                          11/01/2001(g)                                                                           19,856

                          Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                          Series B (c):
AAA     Aaa       3,180     6.25% due 8/15/2011                                                                    3,349
AAA     Aaa       4,865     6.375% due 8/15/2022                                                                   5,106

AAA     Aaa       4,890   San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                          Bonds, Series B, 5.25% due 5/15/2027 (d)                                                 4,542

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                             Value
Ratings Ratings  Amount                               Issue                                                      (Note 1a)

California (concldued)
                          San Francisco, California, City and County Airport Commission, International
                          Airport Revenue Bonds, Second Series:
AAA     Aaa     $ 1,500     AMT, Issue 5, 6.50% due 5/01/2019 (d)                                               $  1,572
AAA     Aaa       4,525     AMT, Issue 6, 6.60% due 5/01/2020 (b)                                                  4,773
AAA     Aaa      11,000     Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                           11,803

AA-     A1        5,480   San Francisco, California, City and County, GO (Various Purpose Projects), UT,
                          Series A, 6.50% due 12/15/2010                                                           5,760

                          San Francisco, California, City and County Public Utilities Commission, Water
                          Revenue Bonds, Series A:
AA-     Aaa       5,000     6.50% due 11/01/2001 (g)                                                               5,455
AA-     Aa        2,000     Refunding, 5% due 11/01/2015                                                           1,846

AAA     Aaa       4,715   San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                          Bonds (George R. Moscone Convention Center), 6.80% due 7/01/2019 (f)                     5,167

AAA     Aaa       1,310   San Jose, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                          (Merged Area Redevelopment Project), 5.50% due 8/01/2017 (c)                             1,273

AAA     Aaa       3,180   Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due 7/01/2021 (c)       3,389

AAA     Aaa       9,525   Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                          Facility Replacement Project), Series A, 6.75% due 11/15/2020 (b)                       10,440

AA      A1        5,000   Santa Clara County, California, Transportation District, Sales Tax Revenue
                          Bonds, Series A, 6.75% due 6/01/2011                                                     5,414

AAA     Aaa       3,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                          (Conservation Redevelopment Project), Series A, 6% due 9/01/2014 (c)                     3,069

AAA     Aaa       7,750   Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater
                          Project), Series A, 6.50% due 9/01/2002 (d)(g)                                           8,476

AAA     NR*       1,125   Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT,
                          Series A, 6.75% due 9/01/2022 (e)                                                        1,157

A       A         2,700   Southern California Public Power Authority, Power Project Revenue Refunding Bonds,
                          5.50% due 7/01/2020                                                                      2,516

AAA     Aaa       5,000   Stockton, California, Revenue Bonds, COP (Wastewater Treatment Plant Expansion),
                          Series A, 6.80% due 9/01/2024 (d)                                                        5,487

AAA     Aaa       1,730   Stockton, California, Unified School District, COP (Capital Financing Projects),
                          5.375% due 2/01/2022 (c)                                                                 1,638

AAA     Aaa       3,750   Tracy, California, Area Public Facilities Financing Agency, Special Tax Community
                          Facilities District, 5.50% due 10/01/2021 (c)                                            3,613

                          University of California Revenue Bonds:
A       NR*       3,300     Refunding (Multiple Purpose Projects), Series A, 6.875% due 9/01/2002 (g)              3,668
AAA     Aaa       6,645     RITR, Series 13, 8% due 9/01/2019 (c)(h)                                               7,168

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                             Value
Ratings Ratings  Amount                               Issue                                                      (Note 1a)

Puerto Rico--2.3%
A       Baa1     $5,500   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                          Refunding Bonds, Series V, 6.625% due 7/01/2012                                       $  5,870

BBB+    Baa1      2,600   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6.375%
                          due 7/01/2024                                                                            2,728

Total Investments (Cost--$350,369)--98.6%                                                                        369,670

Other Assets Less Liabilities--1.4%                                                                                5,258
                                                                                                                --------
Net Assets--100.0%                                                                                              $374,928
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FNMA/GNMA Collateralized.
(f)FSA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
 ++Highest short-term ratings by Moody's Investors Service, Inc.
  *Not rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

   See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of April 30, 1997
Assets:             Investments, at value (identified cost--$350,368,631) (Note 1a)                         $369,670,419
                    Cash                                                                                          18,153
                    Receivables:
                      Securities sold                                                      $ 14,071,041
                      Interest receivable                                                     6,476,262       20,547,303
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       1,859
                    Prepaid expenses and other assets                                                             14,186
                                                                                                            ------------
                    Total assets                                                                             390,251,920
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   14,566,290
                      Dividends to shareholders (Note 1f)                                       542,468
                      Investment adviser (Note 2)                                               152,976       15,261,734
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        61,728
                                                                                                            ------------
                    Total liabilities                                                                         15,323,462
                                                                                                            ------------
Net Assets:         Net assets                                                                              $374,928,458
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (4,800 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $120,000,000
                      Common Stock, par value $.10 per share (16,781,559 shares issued
                      and outstanding)                                                     $  1,678,156
                    Paid-in capital in excess of par                                        233,789,454
                    Undistributed investment income--net                                      2,762,686
                    Accumulated realized capital losses on investments--net (Note 5)         (2,603,626)
                    Unrealized appreciation on investments--net                              19,301,788
                                                                                           ------------
                    Total--Equivalent to $15.19 net asset value per share Common Stock
                    (market price--$14.75)                                                                   254,928,458
                                                                                                            ------------
                    Total capital                                                                           $374,928,458
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations

                                                                                                For the Six Months Ended
                                                                                                          April 30, 1997
Investment Income   Interest and amortization of premium and discount earned                                $ 11,005,795
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    939,162
                    Commission fees (Note 4)                                                    149,544
                    Professional fees                                                            36,705
                    Accounting services (Note 2)                                                 34,936
                    Transfer agent fees                                                          28,115
                    Printing and shareholder reports                                             19,818
                    Custodian fees                                                               14,311
                    Listing fees                                                                 11,939
                    Directors' fees and expenses                                                 11,130
                    Pricing fees                                                                  4,022
                    Amortization of organization expenses (Note 1e)                                 915
                    Other                                                                        11,723
                                                                                           ------------
                    Total expenses                                                                             1,262,320
                                                                                                            ------------
                    Investment income--net                                                                     9,743,475
                                                                                                            ------------
Realized &          Realized gain on investments--net                                                          1,313,639
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (5,276,746)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,780,368
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                             For the Six        For the
                                                                                             Months Ended      Year Ended
                                                                                              April 30,       October 31,
Increase (Decrease) in Net Assets:                                                               1997             1996
Operations:         Investment income--net                                                  $ 9,743,475     $ 19,405,691
                    Realized gain on investments--net                                         1,313,639          279,008
                    Change in unrealized appreciation on investments--net                    (5,276,746)       4,438,485
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,780,368       24,123,184
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (7,825,946)     (15,619,604)
(Note 1f):            Preferred Stock                                                        (2,107,465)      (4,164,120)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (9,933,411)     (19,783,724)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (4,153,043)       4,339,460
                    Beginning of period                                                     379,081,501      374,742,041
                                                                                           ------------     ------------
                    End of period*                                                         $374,928,458     $379,081,501
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,762,686     $  2,952,622
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights
The following per share data and ratios have been derived             For the Six
from information provided in the financial statements.                Months Ended                  For the
                                                                       April 30,             Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  15.44   $  15.18  $  13.91  $  16.60   $  14.03
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .58       1.16      1.18      1.23       1.22
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.23)       .28      1.53     (2.65)      2.62
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .35       1.44      2.71     (1.42)      3.84
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.47)      (.93)     (.90)    (1.00)      (.99)
                      Realized gain on investments--net                     --         --      (.25)     (.07)      (.08)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.47)      (.93)    (1.15)    (1.07)     (1.07)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                         Investment income--net                           (.13)      (.25)     (.25)     (.19)      (.18)
                         Realized gain on investments--net                  --         --      (.04)     (.01)      (.02)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.25)     (.29)     (.20)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.19   $  15.44  $  15.18  $  13.91   $  16.60
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  14.75   $ 14.875  $ 13.375  $ 12.125   $ 15.625
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      2.31%+++  18.68%    20.62%   (16.36%)    15.56%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.51%+++   8.54%    19.33%    (9.69%)    26.88%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .67%*      .67%      .69%      .66%       .69%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               5.19%*     5.16%     5.48%     5.44%      5.35%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $254,928   $259,082  $254,742  $233,425   $278,522
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $120,000   $120,000  $120,000  $120,000   $120,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  43.33%     67.48%    69.59%    78.89%     21.68%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,124   $  3,159  $  3,123  $  2,945   $  3,321
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    449   $    875  $    882  $    694   $    547
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    429   $    860  $    864  $    615   $    688
Outstanding:++                                                        ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,  may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on secur-ity transactions are determined on the identified cost basis.

NOTES TO FINANCIAL STATEMENTS (concluded)



(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $157,168,731 and $169,164,741, respectively.

Net realized and unrealized gains (losses) as of April 30, 1997 were as follows:


                                    Realized      Unrealized
                                     Gains      Gains (Losses)

Long-term investments             $ 1,313,639    $19,303,388
Short-term investments                     --         (1,600)
                                  -----------    -----------
Total                             $ 1,313,639    $19,301,788
                                  ===========    ===========


As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $19,301,788, of which $19,850,811 related to appreciated securities and $549,023 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $350,368,631.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 16,781,559. At April 30, 1997, total paid-in capital amounted to $235,467,610.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 3.585% and Series B, 4.00%.

As of April 30, 1997, there were 4,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $88,176 as commissions.

5. Capital Loss Carryforward:
At April 30, 1997, the Fund had a net capital loss carryforward of approximately $2,658,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074230 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.

 Audited Financial Statements for Taurus MuniCalifornia Holdings, Inc. for the
                       Fiscal Year Ended October 31, 1996

                        REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS,
TAURUS MUNICALIFORNIA HOLDINGS, INC.

We have audited the accompanying statement of assets, liabilities and capital of Taurus MuniCalifornia Holdings, Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Taurus MuniCalifornia Holdings, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

Princeton, New Jersey
November 25, 1996

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P       Moody's   Face                                                                                         Value
Ratings   Ratings  Amount                              Issue                                                   (Note la)

California--98.1%
                              California Health Facilities Financing Authority Revenue Bonds, Series A:
AA         Aa3     $3,500       (Kaiser Permanente), 6.50% due 12/01/2020                                        $ 3,682
NR*        Aaa      1,500       Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (i)                  1,682
AAA        Aaa      2,180       (San Francisco Children's Hospital), 7.50% due 10/01/2000 (d)(i)                   2,462

                              California HFA, Home Mortgage Revenue Bonds:
AA-        Aa         535       AMT, Series C, 7.60% due 8/01/2030                                                   565
AA-        Aa       1,165       AMT, Series D, 7.75% due 8/01/2010                                                 1,234
AA-        Aa       1,975       AMT, Series F-1, 7% due 8/01/2026                                                  2,098
AA-        Aa       1,750       Series A, 8.20% due 8/01/2017                                                      1,818
AA-        Aa       1,650       Series D, 7.25% due 8/01/2017                                                      1,750

AA-        Aa       1,000     California HFA, Revenue Bonds, RIB, AMT, 8.856% due 8/01/2023 (h)                    1,058

                              California Pollution Control Financing Authority, PCR:
A+         A2       1,285       AMT (Southern California Edison Co.), Series B, 6.40% due 12/01/2024               1,330
A1         NR*        300       Refunding (Pacific Gas and Electric Co.), VRDN, AMT, Series G, 3.60%
                                due 2/01/2016 (g)                                                                    300
A1         A2       1,500       Refunding (San Diego Gas and Electric Co.), Series A, 5.90% due 6/01/2014          1,563

                              California Pollution Control Financing Authority, Resource Recovery
                              Revenue Bonds, VRDN, AMT (g):
A1         VMIG1++    200       (Atlantic Richfield Company Project), Series A, 3.65% due 12/01/2024                 200
NR*        NR*      1,000       (Delano Project), 3.55% due 8/01/2019                                              1,000
NR*        P1       1,100       Refunding (Ultra Power Malaga Project), Series B, 3.60% due 4/01/2017              1,100

A1+        VMIG1++    500     California Pollution Control Financing Authority, Solid Waste Disposal
                              Revenue Bonds (Shell Oil Co.--Martinez Project), VRDN, AMT, Series A, 3.60%
                              due 10/01/2024 (g)                                                                     500

NR*        Aaa      1,215     California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue
                              Bonds (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due
                              12/01/2024 (e)(j)                                                                    1,305

                              California State Public Works Board, Lease Revenue Bonds (Department of
                              Corrections--Monterey County), Series A (i):
A          A        1,000       6.875% due 11/01/2004                                                              1,157
A          A        2,500       7% due 11/01/2004                                                                  2,925

NR*        Aa2        400     California Statewide Community Development Authority, Solid Waste Facility
                              Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 3.60% due 12/15/2024 (g)       400

AAA        Aaa      3,000     Cerritos, California, Public Financing Authority, Revenue Refunding Bonds
                              (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (a)         3,429

NR*        Baa      1,000     Clovis, California, COP, 7.20% due 8/01/2011                                         1,079

AAA        Aaa      2,200     Compton, California, Community Redevelopment Agency, Tax Allocation Refunding
                              Bonds (Walnut Industrial Park), Series A, 7.50% due 8/01/1999 (a)(i)                 2,436

BBB        NR*      2,000     Contra Costa County, California, Public Financing Authority, Tax Allocation
                              Revenue Refunding Bonds, Series A, 7.10% due 8/01/2022                               2,119

AAA        Aaa      2,700     Cucamonga County, California, Water District Facilities Refinancing Bonds,
                              COP, 6.50% due 9/01/2022 (b)                                                         2,921

PORTFOLIO ABBREVIATIONS

To simplify the listings of Taurus MuniCalifornia Holdings, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of ParticipationHFAHousing Finance Agency
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P       Moody's   Face                                                                                         Value
Ratings   Ratings  Amount                              Issue                                                   (Note la)

California (concluded)
NR*        NR*     $  810     Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds,
                              Series B, 7.25% due 1/01/2012 (c)                                                  $   926

AAA        Aaa      2,010     Fresno, California, Sewer Revenue Bonds, Series A-1, 6.25% due 9/01/2014 (a)         2,206

                              Los Angeles, California, Department of Water and Power, Electric Plant
                              Revenue Bonds:
A+         Aa       1,000       Refunding, 6.375% due 2/01/2020                                                    1,052
AAA        Aaa      1,000       Refunding, Second Issue, 5.25% due 11/15/2026 (b)                                    929
A+         Aa       1,350       RITR, 8.327% due 2/01/2020 (h)                                                     1,494

AA         Aa       2,000     Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B,
                              6.625% due 8/01/2019                                                                 2,125

AAA        NR*        230     Los Angeles, California, S/F Home Mortgage Revenue Bonds, AMT, Issue A,
                              7.55% due 12/01/2023 (e)                                                               242

A          A        1,000     Los Angeles, California, State Building Authority, Lease Revenue Refunding
                              Bonds (California State Department of General Services), Series A, 5.625%
                              due 5/01/2011                                                                        1,027

AA         Aa       6,200     Metropolitan Water District, Southern California Waterworks Revenue
                              Refunding Bonds, RIB, 6.912% due 10/30/2020 (h)                                      5,791

A+         A1       2,000     Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project),
                              6.25% due 1/01/2018                                                                  2,155

AAA        Aaa      1,000     Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                              11/01/2016 (d)                                                                       1,071

BBB+       Baa1     1,300     San Diego, California, Redevelopment Agency Refunding Bonds, Series B, 6.625%
                              due 11/01/2017                                                                       1,360

                              San Francisco, California, City and County Airport Commission, International
                              Airport Revenue Bonds, Second Series:
AAA        Aaa      1,500       AMT, Issue 5, 6.50% due 5/01/2019 (b)                                              1,601
AAA        Aaa      1,650       Refunding, Issue 1, 6.30% due 5/01/2011 (a)                                        1,751
AAA        Aaa      1,000       Refunding, Issue 1, 6.50% due 5/01/2013 (a)                                        1,084
AAA        Aaa      2,000       Refunding, Issue 2, 6.75% due 5/01/2013 (d)                                        2,212

AAA        Aaa      1,000     San Francisco, California, City and County Sewer Revenue Refunding Bonds, 6%
                              due 10/01/2011 (a)                                                                   1,041

AAA        NR*        110     San Francisco, California, City and County, S/F Mortgage Revenue Bonds
                              (Mortgage-Backed Securities Program), AMT, 7.45% due 1/01/2024 (f)                     115

AAA        Aaa        500     San Mateo County, California, Joint Powers Financing Authority, Lease
                              Revenue Refunding Bonds (Capital Projects Program), 5% due 7/01/2021 (d)               464

AAA        Aaa      2,000     Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                              (VMC Facility Replacement Project), Series A, 6.875% due 11/15/2014 (a)              2,248

                              Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT:
AAA        NR*      2,945       (Mortgage-Backed Securities Program), Series A, 7.625% due 10/01/2023 (e)          3,111
AAA        NR*        175       Series B, 7.75% due 3/01/2024 (f)                                                    185

BBB+       NR*      2,420     Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste
                              Facility Revenue Refunding Bonds (Ogden Martin System Inc. Project), 7.625%
                              due 1/01/2010                                                                        2,611

A          NR*      1,405     Torrance, California, Hospital Revenue Refunding Bonds (Little Company of
                              Mary Hospital), 6.875% due 7/01/2015                                                 1,498

Total Investments (Cost--$74,384)--98.1%                                                                          78,412

Other Assets Less Liabilities--1.9%                                                                                1,548
                                                                                                                 -------
Net Assets--100.0%                                                                                               $79,960
                                                                                                                 =======

(a)AMBAC Insured.
(b)FGIC Insured.
(c)Escrowed to Maturity.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)GNMA/FNMA Collateralized.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(i)Prerefunded.
(j)FHLMC Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to
Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$74,384,463) (Note 1a)                           $78,411,675
                    Cash                                                                                          16,144
                    Interest receivable                                                                        1,684,890
                    Prepaid expenses                                                                               5,783
                                                                                                             -----------
                    Total assets                                                                              80,118,492
                                                                                                             -----------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                   $    51,512
                      Investment adviser (Note 2)                                                33,712           85,224
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        73,761
                                                                                                             -----------
                    Total liabilities                                                                            158,985
                                                                                                             -----------

Net Assets:         Net assets                                                                               $79,959,507
                                                                                                             ===========
Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (800 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation                                $20,000,000
                      preference)
                      Common Stock, par value $.10 per share (5,175,539
                      shares issued and outstanding)                                        $   517,554
                    Paid-in capital in excess of par                                         56,531,915
                    Undistributed investment income--net                                        722,334
                    Accumulated realized capital losses on investments--net (Note 5)         (1,839,508)
                    Unrealized appreciation on investments--net                               4,027,212
                                                                                            -----------
                    Total--Equivalent to $11.59 net asset value per share of
                    Common Stock (market price--$10.75)                                                       59,959,507
                                                                                                             -----------
                    Total capital                                                                            $79,959,507
                                                                                                             ===========

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                                            For the
                                                                                                          Year Ended
                                                                                                        October 31, 1996
Investment          Interest and amortization of premium and discount earned                                 $ 4,874,758
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $   396,335
                    Professional fees                                                            79,351
                    Commission fees (Note 4)                                                     51,655
                    Transfer agent fees                                                          37,238
                    Accounting services (Note 2)                                                 35,689
                    Printing and shareholder reports                                             34,912
                    Directors' fees and expenses                                                 19,245
                    Listing fees                                                                 16,670
                    Custodian fees                                                                9,294
                    Pricing fees                                                                  7,313
                    Other                                                                        10,701
                                                                                            -----------
                    Total expenses                                                                               698,403
                                                                                                             -----------
                    Investment income--net                                                                     4,176,355
                                                                                                             -----------

Realized &          Realized gain on investments--net                                                          1,315,836
Unrealized Gain     Change in unrealized appreciation on investments--net                                       (314,866)
(Loss) on                                                                                                    -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                     $ 5,177,325
(Notes 1b, 1d & 3):                                                                                          ===========

                    See Notes to Financial Statements.



Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                              1996             1995
Operations:         Investment income--net                                                  $ 4,176,355      $ 4,163,470
                    Realized gain (loss) on investments--net                                  1,315,836         (803,306)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                           (314,866)       6,705,589
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      5,177,325       10,065,753
                                                                                            -----------      -----------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (3,457,027)      (3,406,959)
(Note 1e):            Preferred Stock                                                          (696,352)        (755,392)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,153,379)      (4,162,351)
                                                                                            -----------      -----------

Net Assets:         Total increase in net assets                                              1,023,946        5,903,402
                    Beginning of year                                                        78,935,561       73,032,159
                                                                                            -----------      -----------
                    End of year*                                                            $79,959,507      $78,935,561
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   722,334      $   699,358
                                                                                            ===========      ===========

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  11.39   $  10.25  $  12.51  $  11.53   $  11.66
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .80        .81       .84       .91        .99
                    Realized and unrealized gain (loss) on
                    investments--net                                       .20       1.14     (2.08)     1.13       (.05)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.00       1.95     (1.24)     2.04        .94
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.67)      (.66)     (.71)     (.82)      (.88)
                      Realized gain on investments--net                     --         --      (.20)     (.14)      (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                             (.67)      (.66)     (.91)     (.96)      (.94)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                            (.13)      (.15)     (.09)     (.08)      (.12)
                        Realized gain on investments--net                   --         --      (.02)     (.02)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.15)     (.11)     (.10)      (.13)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.59   $  11.39  $  10.25  $  12.51   $  11.53
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  10.75   $   9.50  $   9.25  $  13.00   $  12.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     20.63%     10.03%   (22.57%)   12.52%     10.18%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.48%     19.05%   (10.84%)   17.39%      6.77%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .88%       .93%      .89%      .94%       .88%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               5.27%      5.50%     5.49%     5.76%      6.36%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of year (in thousands)                            $ 59,960   $ 58,936  $ 53,032  $ 64,720   $ 59,030
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $ 20,000   $ 20,000  $ 20,000  $ 20,000   $ 20,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  55.58%    107.20%    87.83%    52.04%     50.50%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,998   $  3,947  $  3,652  $  4,236   $  3,952
                                                                      ========   ========  ========  ========   ========

Dividends Per       Investment income--net                            $    870   $    944  $    557  $    514   $    769
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock
Outstanding:++

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Taurus MuniCalifornia Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $41,604,041 and $49,738,071, respectively.

Net realized and unrealized gains as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $  869,763     $4,027,212
Financial futures contracts           446,073             --
                                   ----------     ----------
Total                              $1,315,836     $4,027,212
                                   ==========     ==========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $4,026,347, of which $4,335,847 related to appreciated securities and $309,500 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $74,385,328.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 5,175,539. At October 31, 1996, total paid-in capital amounted to $57,049,469.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.30%.

As of October 31, 1996, there were 800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at the annual rate of one-quarter of 1%, calculated on the proceeds of each auction.

For the year ended October 31, 1996, MLPF&S, a subsidiary of ML &
Co., earned $42,729 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a capital loss carryforward of approximately $944,000, of which $924,000 expires in 2002 and $20,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.058251 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.

Unaudited Financial Statements for Taurus MuniCalifornia Holdings, Inc. for the
                     Six-Month Period Ended April 30, 1997

Taurus MuniCalifornia Holdings, Inc.                              April 30, 1997


SCHEDULE OF INVESTMENTS                                                                                               (in Thousands)


S&P          Moody's        Face                                                                                             Value
Ratings     Ratings        Amount                            Issue                                                         (Note 1a)


California -- 91.9%
                                   California Health Facilities Financing Authority Revenue Bonds, Series A:
AA            Aa3         $3,500     (Kaiser Permanente), 6.50% due 12/01/2020                                                $3,719

BB            Aaa          1,500     Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (i)                         1,649

AAA           Aaa          2,180     (San Francisco Children's Hospital), 7.50% due 10/01/2000 (d)(i)                          2,418

AAA           Aaa          1,750   California Health Facilities Financing Authority, Revenue Refunding Bonds (Catholic
                                   Insured Healthcare-West), Series E, 5.25% due 7/01/2016 (a)                                 1,643

                                   California HFA, Home Mortgage Revenue Bonds:
AA-           Aa             515     AMT, Series C, 7.60% due 8/01/2030                                                          541

AA-           Aa             965     AMT, Series D, 7.75% due 8/01/2010                                                        1,018

AA-           Aa           1,975     AMT, Series F-1, 7% due 8/01/2026                                                         2,083

AA-           Aa           1,650     Series D, 7.25% due 8/01/2017                                                             1,734

AA-           AA           1,000   California HFA, Revenue Bonds, RIB, AMT, 9.112% due 8/01/2023 (h)                           1,046

                                   California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and
                                   Electric), VRDN (g):
A1            NR*            300     AMT, Series G, 4.20% due 2/01/2016                                                          300

A1+           NR*          1,000     Series C, 3.90% due 11/01/2026                                                            1,000

A1+           NR*          1,800     Series F, 4.20% due 11/01/2026                                                            1,800

AAA           Aaa          1,500   California Pollution Control Financing Authority, PCR, Refunding (San Diego Gas and
                                   Electric Co.), Series A, 5.90% due 6/01/2014 (d)                                            1,558

                                   California Pollution Control Financing Authority, PCR (Southern California Edison Co.):
A+            A2           1,285     AMT, Series B, 6.40% due 12/01/2024                                                       1,322

A1            VMIG1+         700     VRDN, Series C, 4.10% due 2/28/2008 (g)                                                     700

NR*           Aaa          1,215   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                   (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (e)(j)          1,296

A             Aaa          1,000   California State Public Works Board, Lease Revenue Bonds (Department of
                                   Corrections-Monterey County), Series A, 6.875% due 11/01/2004 (i)                           1,140

NR*           Aa2            400   California Statewide Community Development Authority, Solid Waste Facility Revenue
                                   Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 4.15% due 12/15/2024 (g)                      400

PORTFOLIO ABBREVIATIONS

To simplify the listings of Taurus MuniCalifornia Holdings, Inc. portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
HFA     Housing Finance Agency
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes

AAA           Aaa          3,000   Cerritos, California, Public Financing Authority, Revenue Refunding Bonds
                                   (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (a)                3,344

A1            VMIG1+         200   Chula Vista, California, IDR, Refunding (San Diego Gas), VRDN, Series A, 4.25%
                                   due 7/01/2021 (g)                                                                             200

BBB           NR*          2,000   Contra Costa County, California, Public Financing Authority, Tax Allocation Revenue
                                   Refunding Bonds, Series A, 7.10% due 8/01/2022                                              2,123

AAA           Aaa          2,700   Cucamonga County, California, Water District Facilities Refinancing Bonds, COP,
                                   6.50% due 9/01/2022 (b)                                                                     2,878

NR*           NR*            810   Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds, Series B,
                                   7.25% due 1/01/2012 (c)                                                                       907

AAA           Aaa          2,010   Fresno, California, Sewer Revenue Bonds, Series A-1, 6.25% due 9/01/2014 (a)                2,172

                                   Los Angeles, California, Department of Water and Power, Electric Plant Revenue Bonds:
A+            Aa3          1,350     RITR, 8.687% due 2/01/2020 (h)                                                            1,460

A+            Aa3          1,000     Refunding, 6.375% due 2/01/2020                                                           1,040

AA            Aa           2,000   Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B, 6.625%
                                   due 8/01/2019                                                                               2,128

AAA           NR*            230   Los Angeles, California, S/F Home Mortgage Revenue Bonds, AMT, Issue A, 7.55%
                                   due 12/01/2023 (e)                                                                            242

                                   Metropolitan Water District, Southern California Waterworks Revenue Bonds, Series C:
AA            Aa           1,500     5% due 7/01/2027                                                                          1,340

AAA           Aaa          1,000     5% due 7/01/2027 (d)                                                                        894

A+            A1           2,000   Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project),
                                   6.25% due 1/01/2018                                                                         2,093

AAA           Aaa          1,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016 (d)       1,048

AAA           Aaa          1,720   San Diego, California, IDR, RITR, 8.135% due 9/01/2018 (h)                                  1,795

BBB+          Baa1         1,300   San Diego, California, Redevelopment Agency Refunding Bonds (Horton Project),
                                   Series B, 6.625% due 11/01/2017                                                             1,370

                                   San Francisco, California, City and County Airport Commission, International Airport
                                   Revenue Bonds, Second Series:
AAA           Aaa          1,500     AMT, Issue 5, 6.50% due 5/01/2019 (b)                                                     1,572

AAA           Aaa          1,000     Refunding, Issue 1, 6.50% due 5/01/2013 (a)                                               1,073

AAA           Aaa          2,000     Refunding, Issue 2, 6.75% due 5/01/2013 (d)                                               2,177

AAA           NR*            110   San Francisco, California, City and County, S/F Mortgage Revenue Bonds
                                   (Mortgage-Backed Securities Program), AMT, 7.45% due 1/01/2024 (f)                            115

AAA           Aaa          1,250   San Jose, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                                   (Merged Area Redevelopment Project), 5.50% due 8/01/2017 (d)                                1,214

AAA           Aaa          3,500   San Mateo County, California, Joint Powers Financing Authority, Lease Revenue
                                   Refunding Bonds (Capital Projects Program), 5% due 7/01/2021 (d)                            3,193

AAA           Aaa          2,000   Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                                   Facility Replacement Project), Series A, 6.875% due 11/15/2014 (a)                          2,207

AAA           Aaa          3,850   Santa Cruz County, California, COP, Refunding (Capital Facilities Project),
                                   5.60% due 9/01/2023 (d)                                                                     3,813

                                   Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT:
AAA           NR*          2,615     (Mortgage-Backed Securities Program), Series A, 7.625% due 10/01/2023 (e)                 2,751

AAA           NR*            175     Series B, 7.75% due 3/01/2024 (f)                                                           185

BBB+          NR*          2,305   Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility Revenue
                                   Refunding Bonds (Ogden Martin System Inc. Project), 7.625% due 1/01/2010                    2,467

A             NR*          1,405   Torrance, California, Hospital Revenue Refunding Bonds (Little Company of Mary
                                   Hospital), 6.875% due 7/01/2015                                                             1,494


Puerto Rico -- 6.1%

A             Baa1           735   Puerto Rico Commonwealth, 5.40% due 7/01/2025                                                 685

A             Baa1         2,500   Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue Refunding Bonds,
                                   5% due 7/01/2019                                                                            2,226

A             Baa1         2,000   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                                   Bonds, Series Y, 5.50% due 7/01/2036                                                        1,878


Total Investments (Cost -- $74,496) -- 98.0%                                                                                  77,451

Other Assets Less Liabilities -- 2.0%                                                                                          1,572

                                                                                                                           ---------

Net Assets -- 100.0%                                                                                                         $79,023

                                                                                                                           =========

(a)  AMBAC Insured.
(b)  FGIC Insured.
(c)  Escrowed to Maturity.
(d)  MBIA Insured.
(e)  GNMA Collateralized.
(f)  GNMA/FNMA Collateralized.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(h) The interest rate is subject to change periodically and inversely based upon market rates. The interest rate shown is the rate in effect at April 30, 1997.
(i)  Prerefunded.
(j)  FHLMC Collateralized.
*    Not Rated.
+    Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997


Assets:         Investments, at value (identified cost -- $74,495,831) (Note 1a)                                $77,451,165
                Cash                                                                                                173,421
                Interest receivable                                                                               1,505,602
                Prepaid expenses and other assets                                                                     5,782
                                                                                                                -----------
                Total assets                                                                                     79,135,970
                                                                                                                -----------

Liabilities:    Payables:
                Dividends to shareholders (Note 1e)                                              $52,338
                Investment adviser (Note 2)                                                       32,233             84,571
                                                                                             -----------
                Accrued expenses and other liabilities                                                               28,451
                                                                                                                -----------
                Total liabilities                                                                                   113,022
                                                                                                                -----------

Net Assets:     Net assets                                                                                      $79,022,948
                                                                                                                ===========

Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                Preferred Stock, par value $.05 per share (800 shares of AMPS*
                issued and outstanding at $25,000 per share liquidation preference)                             $20,000,000
                Common Stock, par value $.10 per share (5,175,539 shares issued
                and outstanding)                                                                $517,554
                Paid-in capital in excess of par                                              56,531,915
                Undistributed investment income -- net                                           608,245
                Accumulated realized capital losses on investments -- net (Note 5)            (1,590,100)
                Unrealized appreciation on investments -- net                                  2,955,334
                                                                                             -----------
                Total -- Equivalent to $11.40 net asset value per share of Common Stock
                (market price -- $10.625)                                                                        59,022,948
                                                                                                                -----------
                Total capital                                                                                   $79,022,948
                                                                                                                ===========
                * Auction Market Preferred Stock.

                See Notes to Financial Statements.




Statement of Operations

                                                                                                     For the Six Months Ended
                                                                                                               April 30, 1997

Investment       Interest and amortization of premium and discount earned                                          $2,368,774
Income
(Note 1d):

Expenses:        Investment advisory fees (Note 2)                                           $197,590
                 Professional fees                                                             39,495
                 Accounting services (Note 2)                                                  31,324
                 Commission fees (Note 4)                                                      24,491
                 Transfer agent fees                                                           17,655
                 Printing and shareholder reports                                              14,024
                 Directors' fees and expenses                                                   9,479
                 Listing fees                                                                   7,835
                 Custodian fees                                                                 3,804
                 Pricing fees                                                                   2,767
                 Other                                                                          7,117
                                                                                           ----------
                 Total expenses                                                                                       355,581
                                                                                                                 ------------
                 Investment income -- net                                                                           2,013,193
                                                                                                                 ------------
Realized &       Realized gain on investments -- net                                                                  249,408
Unrealized       Change in unrealized appreciation on investments -- net                                           (1,071,878)
Gain (Loss) on                                                                                                   ------------
Investments --   Net Increase in Net Assets Resulting from Operations                                              $1,190,723
Net (Notes 1b,                                                                                                   ============
1d & 3):


               See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                       For the Six              For the
                                                                                       Months Ended            Year Ended
                                                                                        April 30,              October 31,
Increase (Decrease) in Net Assets:                                                        1997                    1996

Operations:     Investment income -- net                                                $2,013,193             $4,176,355
                Realized gain on investments -- net                                        249,408              1,315,836
                Change in unrealized appreciation on investments -- net                 (1,071,878)              (314,866)
                                                                                       -----------            -----------
                Net increase in net assets resulting from operations                     1,190,723              5,177,325
                                                                                       -----------            -----------

Dividends to    Investment income -- net:
Shareholders    Common Stock                                                            (1,790,530)            (3,457,027)
(Note 1e):      Preferred Stock                                                           (336,752)              (696,352)
                                                                                       -----------            -----------
                Net decrease in net assets resulting from dividends to shareholders     (2,127,282)            (4,153,379)
                                                                                       -----------            -----------

Net Assets:     Total increase (decrease) in net assets                                   (936,559)             1,023,946
                Beginning of period                                                     79,959,507             78,935,561
                                                                                       -----------            -----------
                End of period*                                                         $79,022,948            $79,959,507
                                                                                      ============           ============
                *Undistributed investment income -- net                                   $608,245               $722,334
                                                                                      ============           ============

                See Notes to Financial Statements.




Financial Highlights

                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.               Ended
                                                                    April 30,          For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                               1997         1996       1995       1994       1993

Per Share        Net asset value, beginning of period               $11.59        $11.39     $10.25     $12.51     $11.53
Operating                                                         --------      --------   --------   --------   --------
Performance:     Investment income -- net                              .40           .80        .81        .84        .91
                 Realized and unrealized gain (loss) on
                 investments -- net                                   (.17)          .20       1.14      (2.08)      1.13
                                                                  --------      --------   --------   --------   --------
                 Total from investment operations                      .23          1.00       1.95      (1.24)      2.04
                                                                  --------      --------   --------   --------   --------
                 Less dividends and distributions to
                 Common Stock shareholders:
                 Investment income -- net                             (.35)         (.67)      (.66)      (.71)      (.82)
                 Realized gain on investments -- net                    --            --         --       (.20)      (.14)
                                                                  --------      --------   --------   --------   --------
                 Total dividends and distributions to Common
                 Stock shareholders                                   (.35)         (.67)      (.66)      (.91)      (.96)
                                                                  --------      --------   --------   --------   --------
                 Effect of Preferred Stock activity:
                 Dividends and distributions to
                 Preferred Stock shareholders:
                 Investment income -- net                             (.07)         (.13)      (.15)      (.09)      (.08)
                 Realized gain on investments -- net                    --            --         --       (.02)      (.02)
                                                                  --------      --------   --------   --------   --------
                 Total effect of Preferred Stock activity             (.07)         (.13)      (.15)      (.11)      (.10)
                                                                  --------      --------   --------   --------   --------
                 Net asset value, end of period                     $11.40        $11.59     $11.39     $10.25     $12.51
                                                                  ========      ========   ========   ========   ========
                 Market price per share, end of period             $10.625        $10.75      $9.50      $9.25     $13.00
                                                                  ========      ========   ========   ========   ========

Total            Based on market price per share                      1.98%++++    20.63%     10.03%    (22.57%)    12.52%
Investment                                                        ========      ========   ========   ========   ========
Return:**        Based on net asset value per share                   1.49%++++     8.48%     19.05%    (10.84%)    17.39%
                                                                  ========      ========   ========   ========   ========

Ratios to
Average          Expenses                                              .90%*         .88%       .93%       .89%       .94%
Net Assets:***                                                    ========      ========   ========   ========   ========
                 Investment income -- net                             5.09%*        5.27%      5.50%      5.49%      5.76%
                                                                  ========      ========   ========   ========   ========

Supplemental     Net assets, net of Preferred Stock, end
Data:            of period (in thousands)                          $59,023       $59,960    $58,936    $53,032    $64,720
                                                                  ========      ========   ========   ========   ========
                 Preferred Stock outstanding, end of period
                 (in thousands)                                    $20,000       $20,000    $20,000    $20,000    $20,000
                                                                  ========      ========   ========   ========   ========
                 Portfolio turnover                                  51.77%        55.58%    107.20%     87.83%     52.04%
                                                                  ========      ========   ========   ========   ========

Leverage:        Asset coverage per $1,000                          $3,951        $3,998     $3,947     $3,652     $4,236
                                                                  ========      ========   ========   ========   ========

Dividends        Investment income -- net                             $421          $870       $994       $557       $514
Per Share on                                                      ========      ========   ========   ========   ========
Preferred Stock
Outstanding:+

                 *    Annualized.
                 **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
                 +    Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on
                      December 1, 1994.
                 ++++ Aggregate total investment return.

                      See Notes to Financial Statements.


Taurus MuniCalifornia Holdings, Inc.                    April 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Taurus MuniCalifornia Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

 . Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 . Options -- The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $38,251,745 and $43,211,022, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:

                                Realized                  Unrealized
                                 Gains                      Gains

Long-term investments           $249,408                  $2,955,334
                              ----------                  ----------
Total                           $249,408                  $2,955,334
                              ==========                  ==========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,955,334, of which $3,074,490 related to appreciated securities and $119,156 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $74,495,831.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 5,175,539. At April 30, 1997, total paid-in capital amounted to $57,049,469.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 3.30%.

As of April 30, 1997, there were 800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at the annual rate of one-quarter of 1%, calculated on the proceeds of each auction.

For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $20,295 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a capital loss carryforward of approximately $944,000, of which $924,000 expires in 2002 and $20,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.054495 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.

 Unaudited Financial Statements for the Combined Fund on a Pro Forma Basis, as
                               of April 30, 1997

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                        MUNIYIELD CALIFORNIA FUND, INC.
                    AND TAURUS MUNICALIFORNIA HOLDINGS, INC.

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

                                                                      PRO FORMA
                                            MUNIYIELD      TAURUS        FOR
                                            CALIFORNIA MUNICALIFORNIA COMBINED
 California--95.5%                          FUND, INC. HOLDINGS, INC.   FUND
-------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT               ISSUE                 VALUE        VALUE        VALUE
-------------------------------------------------------------------------------
            Anaheim, California, Public
             Financing Authority, Lease
             Revenue Bonds (Public
             Improvement Project), Sub-
             Series C(f):
  $22,750     5.95%** due 9/01/2022........  $  5,087     $   --      $  5,087
   10,000     5.98%** due 9/01/2023........     2,105         --         2,105
    5,000     6%** due 9/01/2025...........       932         --           932
   19,430     6%** due 9/01/2026...........     3,389         --         3,389
   10,000     6.05%** due 9/01/2029........     1,456         --         1,456
            California Health Facilities
             Financing Authority Revenue
             Bonds:
    1,000   (Kaiser Permanente), Series
              A, 7% due 12/01/2010.........     1,091         --         1,091
    2,000   (Kaiser Permanente), Series
              A, 7% due 10/01/2018(c)......     2,131         --         2,131
    3,500   (Kaiser Permanente), Series
              A, 6.50% due 12/01/2020......       --        3,719        3,719
    1,000   Refunding (Adventist Health),
             Series A, 6.50% due
             3/01/2014(c)..................     1,060         --         1,060
    1,500   Refunding (Good Samaritan
             Health System), Series A,
             7.50% due 5/01/2000(g)........       --        1,649        1,649
    2,000   Refunding (Insured Catholic
             Health Facility), Series B,
             5.00% due 7/01/2014(b)........     1,838         --         1,838
    4,085   (San Diego Hospital
             Association), Series A,
             6.70% due 10/01/2010(c).......     4,396         --         4,396
    2,180   (San Francisco Children's
             Hospital), Series A, 7.50%
             due 10/01/2000(c)(g)..........       --        2,418        2,418
    2,835   (Scripps Research Institute),
             Series A, 6.625% due
             7/01/2018.....................     3,022         --         3,022
    3,600   (Sutter Health Hospital),
             Series 89-A, 6.70% due
             1/01/2013.....................     3,732         --         3,732
    1,750   California Health Facilities
             Financing Authority Revenue
             Refunding Bonds (Catholic
             Insured Healthcare-West),
             Series E, 5.25% due
             7/01/2016(b)..................       --        1,643        1,643
            California HFA, Home Mortgage
             Revenue Bonds:
    1,105     AMT, Series C, 7.45% due
              8/01/2011....................     1,138         --         1,138
      515     AMT, Series C, 7.60% due
              8/01/2030....................       --          541          541
      965     AMT, Series D, 7.75% due
              8/01/2010....................       --        1,018        1,018
    2,585     AMT, Series E-1, 6.70% due
              8/01/2025....................     2,674         --         2,674
    6,930     AMT, Series F-1, 7% due
              8/01/2026....................     5,226       2,083        7,309
    2,620     Series D, 7.25% due
              8/01/2017....................     1,020       1,734        2,754
    3,850   California HFA, Revenue
             Bonds, RIB, AMT, 9.112% due
              8/01/2023(h).................     2,982       1,046        4,028
            California Pollution Control
             Financing Authority, PCR,
             Refunding (Pacific Gas and
             Electric), VRDN(a):
      300     AMT, Series G, 4.20% due
               2/01/2016...................       --          300          300
    1,000     Series C, 3.90% due
               11/01/2026..................       --        1,000        1,000

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                        MUNIYIELD CALIFORNIA FUND, INC.
                    AND TAURUS MUNICALIFORNIA HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

                                                                      PRO FORMA
                                            MUNIYIELD      TAURUS        FOR
                                            CALIFORNIA MUNICALIFORNIA COMBINED
 California (continued)                     FUND, INC. HOLDINGS, INC.   FUND
-------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT               ISSUE                 VALUE        VALUE        VALUE
-------------------------------------------------------------------------------
  $   100    Series C, 4.15% due
             11/01/2026...................   $    100     $    --     $    100
    1,800    Series F, 4.20% due
             11/01/2026...................        --         1,800       1,800
    1,500   California Pollution Control
             Financing Authority, PCR,
             Refunding (San Diego Gas and
             Electric Co.), Series A,
             5.90% due 6/01/2014(c).......        --         1,558       1,558
            California Pollution Control
             Financing Authority, PCR
             (Southern California Edison
             Co.):
    1,285    AMT, Series B, 6.40% due
             12/01/2024...................        --         1,322       1,322
      700    Series C, 4.10% due
             2/28/2008....................        --           700         700
            California Pollution Control
             Financing Authority, PCR
             (Southern California
             Edison), VRDN(a):
      700    Series A, 4.10% due
             2/28/2008....................        700          --          700
      800    Series B, 4.10% due
             2/28/2008....................        800          --          800
    2,100   California Pollution Control
             Financing Authority,
             Resource Recovery Revenue
             Bonds (Delano Project),
             VRDN, AMT, Series 1991,
             4.45% due 8/01/2019(a).......      2,100          --        2,100
    1,400   California Pollution Control
             Financing Authority, Solid
             Waste Disposal Revenue Bonds
             (Shell Oil Co.-Martinez
             Project), VRDN, AMT, Series
             A, 4.15% due 10/01/2024(a)...      1,400          --        1,400
    1,215   California Rural Home
             Mortgage Finance Authority,
             S/F Mortgage Revenue Bonds
             (Mortgage-Backed Securities
             Program), AMT, Series A-1,
             6.90% due 12/01/2024(k)(j)...        --         1,296       1,296
    5,000   California State Department
             of Water Resources, Water
             System Revenue Bonds
             (Central Valley Project),
             Series O, 5% due 12/01/2022..      4,482          --        4,482
            California State Public Works
             Board, Lease Revenue Bonds:
    3,000    (California Community
              Colleges), Series A, 6.75%
              due 9/01/2001(g)............      3,295          --        3,295
    1,000    (Department of Corrections-
              Monterey County), Series A,
              6.875% due 11/01/2004(g)....        --         1,140       1,140
    6,800    (Department of Corrections-
              Monterey County, Soledad
              II), Series A, 7% due
              11/01/2004(g)...............      7,805          --        7,805
    3,600    (Various California State
              University Projects), Series
              A, 6.625% due 10/01/2002(g).      3,964          --        3,964
    9,800    (Various California State
              University Projects), Series
              A, 6.70% due 10/01/2002.....     10,860          --       10,860
    3,535    (Various Community College
              Projects), Series B, 7% due
              3/01/2004(g)................      4,023          --        4,023
    2,200   California State, RAN, Series
             A, 4.50% due 6/30/1997(a)....      2,202          --        2,202
    4,750   California Statewide
             Community Development
             Authority Revenue Bonds, COP
             (Saint Joseph Health System
             Group), 6.625% due
             7/01/2021....................      5,133          --        5,133

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                        MUNIYIELD CALIFORNIA FUND, INC.
                    AND TAURUS MUNICALIFORNIA HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

                                                                      PRO FORMA
                                            MUNIYIELD      TAURUS        FOR
                                            CALIFORNIA MUNICALIFORNIA COMBINED
 California (continued)                     FUND, INC. HOLDINGS, INC.   FUND
-------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT               ISSUE                 VALUE        VALUE        VALUE
-------------------------------------------------------------------------------
  $   400   California Statewide
             Community Development
             Authority, Solid Waste
             Facility Revenue Bonds
             (Chevron U.S.A. Inc.
             Project), VRDN, AMT, 4.15%
             due 12/15/2024(a)...........    $   --       $   400      $   400
    3,000   Cerritos, California, Public
             Financing Authority, Revenue
             Refunding Bonds (Los Coyotes
             Redevelopment Project Loan),
             Series A, 6.50% due
             11/01/2023(b)...............        --         3,344        3,344
      200   Chula Vista, California, IDR,
             Refunding (San Diego Gas),
             VRDN, Series A, 4.25% due
             7/01/2021(a)................        --           200          200
    3,000   Contra Costa County,
             California, COP (Merrithew
             Memorial Hospital), 6.60%
             due 11/01/2002(g)...........      3,303          --         3,303
    3,000   Contra Costa County,
             California, Public Financing
             Authority, Tax Allocation
             Revenue Refunding Bonds,
             Series A, 7.10% due
             8/01/2022...................      1,061        2,123        3,184
    4,700   Cucamonga County, California,
             Water District Facilities
             Refinancing Bonds, COP,
             6.50% due 9/01/2022.........      2,132        2,878        5,010
      395   Culver City, California,
             Redevelopment Finance
             Authority Revenue Bonds
             (Senior Lien Project Loans),
             Series A, 6.75% due
             11/01/2015(b)...............        422          --           422
      810   Cypress, California, S/F
             Residential Mortgage Revenue
             Refunding Bonds, Series B,
             7.25% due 1/01/2012(i)......        --           907          907
    3,750   East Bay, California,
             Municipal Utility District,
             Water System Subordinated
             Revenue Refunding Bonds(d),
             5% due 6/01/2016-2026.......      3,396          --         3,396
    1,000   El Cajon, California,
             Redevelopment Agency, Tax
             Allocation Bonds (El Cajon
             Redevelopment Project),
             6.60% due 10/01/2022(b).....      1,074          --         1,074
    2,010   Fresno, California, Sewer
             Revenue Bonds, Series A-1,
             6.25% due 9/01/2014(b)......        --         2,172        2,172
    1,875   Inglewood, California, Public
             Financing Authority Revenue
             Bonds (Manchester-Prairie-
             North Inglewood Industrial
             Park Project), Series E, 7%
             due 5/01/2022...............      1,990          --         1,990
    3,645   Los Angeles, California,
             Community Redevelopment
             Agency, Tax Allocation
             Refunding Bonds (Bunker
             Hill), Series H, 6.50% due
             12/01/2015(f)...............      3,918          --         3,918
            Los Angeles, California,
             Department of Water and
             Power, Electric Plant
             Revenue Bonds:
    4,600    Refunding, 6.375% due
             2/01/2020...................      3,744        1,040        4,784
    1,350    RITR, 8.687% due
             2/01/2020(h)................        --         1,460        1,460
    3,925   Los Angeles, California,
             Department of Water and
             Power, Waterworks Revenue
             Bonds, 6.30% due
             7/01/2024(c)................      4,097          --         4,097

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                        MUNIYIELD CALIFORNIA FUND, INC.
                    AND TAURUS MUNICALIFORNIA HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                        MUNIYIELD      TAURUS       PRO FORMA
                                        CALIFORNIA MUNICALIFORNIA      FOR
 California (continued)                 FUND, INC. HOLDINGS, INC. COMBINED FUND
-------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT             ISSUE               VALUE        VALUE          VALUE
-------------------------------------------------------------------------------
     Los Angeles, California, Harbor Department Revenue Bonds:
 $ 8,855    AMT, Series B, 6.625%
            due 8/01/2019............    $  7,295     $ 2,128       $  9,423
   4,240    AMT, Series B, 6.60% due
            8/01/2015................       4,532         --           4,532
   4,000    RITR, 8.345% due
            11/01/2026(c)(h).........       4,230         --           4,230
     230    Los Angeles, California,
             S/F Home Mortgage
             Revenue
             Bonds, AMT, Issue A,
             7.55% due 12/01/2023(k).         --          242            242
   3,000    Los Angeles, California,
             Wastewater System
             Revenue
             Bonds, Series D, 6.625%
             due 12/01/2012(c).......       3,213         --           3,213
   5,000    Los Angeles County,
             California, COP
             (Correctional
             Facilities Project),
             6.50% due
             9/01/2000(c)(g).........       5,388         --           5,388
            Los Angeles County,
             California, Metropolitan
            Transportation Authority,
             Sales Tax Revenue Bonds:
   7,875     (Proposition C), Second
             Series A, 5% due
             7/01/2025(b)............       7,035         --           7,035
   5,000     Refunding (Proposition
             A), Series A, 5% due
             7/01/2021(d)............       4,436         --           4,436
   6,500    Los Angeles County,
             California,
             Transportation
             Commission, Sales Tax
             Revenue Bonds, Series A,
             6.75% due 7/01/2001(g)..       7,121         --           7,121
            M-S-R Public Power
             Agency, California,
             Revenue Bonds (San Juan
             Project):
   5,000    Refunding, Series H.
             5.90% due 7/01/2020.....       4,950         --           4,950
   6,155    Series E, 6.50% due
             7/01/2017(c)............       6,584         --           6,584
            Metropolitan Water
             District, Southern
             California Waterworks
             Revenue Bonds:
   6,000     6.625% due 7/01/2001(g).       6,538         --           6,538
   1,000     Insured, 5% due
             7/01/2027(c)............         --          894            894
   2,000     Refunding, Series B, 5%
             due 7/01/2014(c)........       1,858         --           1,858
   7,600     Series C, 5.00% due
             7/01/2027...............       5,448       1,340          6,788
   5,000    Mountain View,
             California, Tax
             Allocation Bonds
             (Shoreline Regional
             Community Park), Series A,
             5.50% due 8/01/2021(c)..       4,818         --           4,818
   2,500    Northern California Power
             Agency, Multiple Capital
             Facilities Revenue
             Bonds, RIB, 9.04% due
             9/02/2025(c)(h).........       2,831         --           2,831
   7,840    Orange County,
             California, Local
             Transportation
             Authority, Sales Tax
             Revenue Bonds, 8.27% due
             2/14/2011...............       8,310         --           8,310
   5,000    Palmdale, California,
             Civic Authority, Revenue
             Refunding Bonds (Merged
             Redevelopment Project),
             Series A, 6.60% due
             9/01/2034...............       5,304         --           5,304

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                        MUNIYIELD CALIFORNIA FUND, INC.
                    AND TAURUS MUNICALIFORNIA HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

                                                                      PRO FORMA
                                            MUNIYIELD      TAURUS        FOR
                                            CALIFORNIA MUNICALIFORNIA COMBINED
 California (continued)                     FUND, INC. HOLDINGS, INC.   FUND
-------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT               ISSUE                 VALUE        VALUE        VALUE
-------------------------------------------------------------------------------
 $ 2,000    Pasadena, California, COP,
             Refunding (Old Pasadena
             Package Facility Project),
             6.25% due 1/01/2018.........    $    --      $ 2,093     $  2,093
   3,700    Pittsburg, California, Public
             Financing Authority,
             Wastewater Revenue Refunding
             Bonds, Series A, 5.125% due
             6/01/2015(d)................       3,454         --         3,454
   1,000    Port Oakland, California,
             Port Revenue Bonds, AMT,
             Series E, 6.50% due
             11/01/2016(c)...............         --        1,048        1,048
   3,905    Rancho Cucamonga, California,
             Redevelopment Agency, Tax
             Allocation Bonds (Rancho
             Redevelopment Project),
             6.75% due 9/01/2020(c)......       4,163         --         4,163
   3,750    Rancho Mirage, California,
             Joint Powers Financing
             Authority, COP (Eisenhower
             Memorial Hospital), 7% due
             3/01/2002(g)................       4,160         --         4,160
   2,225    Redding, California, Joint
             Powers Financing Authority,
             Lease Revenue Bonds (Civic
             Center Project), Series A,
             5.25% due 3/01/2027(c)......       2,069         --         2,069
            Redwood City, California,
             Public Financing Authority,
             Local Agency Revenue Bonds:
   5,025    Refunding, Series A, 6.50%
             due 7/15/2011(b)............       5,377         --         5,377
   1,500    Series B, 7.25% due
             7/15/2011...................       1,630         --         1,630
   7,950    Riverside County, California,
             Transportation Commission,
             Sales Tax Revenue Refunding
             Bonds, Series A, 6% due
             6/01/2005(d)................       8,511         --         8,511
  18,000    Sacramento, California, City
             Financing Authority Revenue
             Bonds, 6.80% due
             11/01/2001(g)...............      19,856         --        19,856
            Sacramento, California,
             Municipal Utility District,
             Electric Revenue Bonds,
             Series B (c):
   3,180     6.25% due 8/15/2011.........       3,349         --         3,349
   4,865     6.375% due 8/15/2022........       5,106         --         5,106
   4,890    San Diego, California, Public
             Facilities Financing
             Authority, Sewer Revenue
             Bonds, Series B, 5.25% due
             5/15/2027(d)................       4,542         --         4,542
   1,720    San Diego, California, IDR,
             RITR, 8.135% due
             9/01/2018(h)................         --        1,795        1,795
   1,300    San Diego, California,
             Redevelopment Agency
             Refunding Bonds (Horton
             Project), Series B, 6.625%
             due 11/01/2017..............         --        1,370        1,370
            San Francisco, California,
             City and County Airport
             Commission, International
             Airport Revenue Bonds,
             Second Series:
   3,000     AMT, Issue 5, 6.50% due
             5/01/2019(d)................       1,572       1,572        3,144
   4,525     AMT, Issue 6, 6.60% due
             5/01/2020(b)................       4,773         --         4,773
  12,000     Refunding, Issue 1, 6.50% due
             5/01/2013(b)................      11,803       1,073       12,876
   2,000     Refunding, Issue 2, 6.75% due
             5/01/2013(c)................         --        2,177        2,177
   5,480    San Francisco, California,
             City and County, GO
             (Variable Purpose Projects),
             UT, Series A, 6.50% due
             12/15/2010..................       5,760         --         5,760

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                        MUNIYIELD CALIFORNIA FUND, INC.
                    AND TAURUS MUNICALIFORNIA HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1997

                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

                                                                       PRO FORMA
                                             MUNIYIELD      TAURUS        FOR
                                             CALIFORNIA MUNICALIFORNIA COMBINED
 California (continued)                      FUND, INC. HOLDINGS, INC.   FUND
--------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT                ISSUE                 VALUE        VALUE        VALUE
--------------------------------------------------------------------------------
            San Francisco, California,
             City and County Public
             Utilities Commission, Water
             Revenue Bonds, Series A:
  $ 5,000    6.50% due 11/01/2001(g)......    $  5,455     $   --      $  5,455
    2,000    Refunding, 5% due 11/01/2015.       1,846         --         1,846
    4,715   San Francisco, California,
             City and County Redevelopment
             Agency, Lease Revenue Bonds
             (George R. Moscone Convention
             Center), 6.80% due
             7/01/2019(f).................       5,167         --         5,167
      110   San Francisco, California,
             City and County, S/F Mortgage
             Revenue Bonds (Mortgage-
             Backed Securities Program),
             AMT, 7.45% due 1/01/2024 (e).         --          115          115
    2,560   San Jose, California,
             Redevelopment Agency, Tax
             Allocation Refunding Bonds
             (Merged Area Redevelopment
             Project), 5.50% due
             8/01/2017(c).................       1,273       1,214        2,487
    3,500   San Mateo County, California,
             Joint Powers Financing
             Authority, Lease Revenue
             Refunding Bonds (Capital
             Projects Program), 5% due
             7/01/2021(c).................         --        3,193        3,193
    3,180   Santa Clara, California,
             Electric Revenue Bonds,
             Series A, 6.50% due
             7/01/2021(c).................       3,389         --         3,389
    2,000   Santa Clara County,
             California, Financing
             Authority, Lease Revenue
             Bonds (VMC Facility
             Replacement Project), Series
             A, 6.875% due 11/15/2014(b)..         --        2,207        2,207
    9,525   Santa Clara County,
             California, Financing
             Authority, Lease Revenue
             Bonds (VMC Facility
             Replacement Project), Series
             A, 6.75% due 11/15/2020(b)...      10,440         --        10,440
    5,000   Santa Clara County,
             California, Transportation
             District, Sales Tax Revenue
             Bonds, Series A, 6.75% due
             6/01/2011....................       5,414         --         5,414
    3,850   Santa Cruz County, California,
             COP, Refunding (Capital
             Facilities Project), 5.60%
             due 9/01/2023(c).............         --        3,813        3,813
    3,000   Santa Fe Springs, California,
             Redevelopment Agency, Tax
             Allocation Bonds
             (Conservation Redevelopment
             Project), Series A, 6% due
             9/01/2014(c).................       3,069         --         3,069
    7,750   Santa Rosa, California,
             Wastewater Revenue Bonds
             (Sub-Regional Wastewater
             Project), Series A, 6.50% due
             9/01/2002(d)(g)..............       8,476         --         8,476
    1,125   Southern California Home
             Financing Authority, S/F
             Mortgage Revenue Bonds, AMT,
             Series A, 6.75% due
             9/01/2022(e).................       1,157         --         1,157
            Southern California Home
             Financing Authority, S/F
             Mortgage Revenue Bonds, AMT:
    2,615    (Mortgage Backed Securities
             Program), Series A, 7.625%
             due 10/01/2023(c)............         --        2,751        2,751
      175    Series B, 7.75% due
             3/01/2024(e).................         --          185          185
    2,700   Southern California Public
             Power Authority, Power
             Project Revenue Refunding
             Bonds, 5.50% due 7/01/2020...       2,516         --         2,516

                     COMBINED SCHEDULE OF INVESTMENTS FOR
                        MUNIFIELD CALIFORNIA FUND, INC.
                   AND TAURUS MUNICALIFORNIA HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)

                                APRIL 30, 1997

                                (IN THOUSANDS)

-------------------------------------------------------------------------------

                                                                      PRO FORMA
                                            MUNIYIELD      TAURUS        FOR
                                            CALIFORNIA MUNICALIFORNIA COMBINED
 California (concluded)                     FUND, INC. HOLDINGS, INC.   FUND
-------------------------------------------------------------------------------
 TOTAL FACE
   AMOUNT               ISSUE                 VALUE        VALUE        VALUE
-------------------------------------------------------------------------------
  $ 2,305   Stanislaus, California,
             Waste-to-Energy Financing
             Agency, Solid Waste Facility
             Revenue Refunding Bonds
             (Ogden Martin System Inc.
             Project), 7.625% due
             1/01/2010...................    $    --      $ 2,467     $  2,467
    5,000   Stockton, California, Revenue
             Bonds (Wastewater Treatment
             Plant Expansion), COP,
             Series A, 6.80% due
             9/01/2024(d)................       5,487         --         5,487
    1,730   Stockton, California, Unified
             School District (Capital
             Financing Projects), COP,
             5.375% due 2/01/2022(c).....       1,638         --         1,638
    1,405   Torrance, California,
             Hospital Revenue Refunding
             Bonds (Little Company of
             Mary Hospital), 6.875% due
             7/01/2015...................         --        1,494        1,494
    3,750   Tracy, California Area,
             Public Facilities Financing
             Agency, Special Tax
             Community Facilities
             District, 5.50% due
             10/01/2021(c)...............       3,613         --         3,613
            University of California
             Revenue Bonds:
    3,300   Refunding (Multiple Purpose
             Projects), Series A, 6.875%
             due 9/01/2002(g)............       3,668         --         3,668
    6,645   RITR, Series 13, 8% due
             9/01/2019(a)(c).............       7,168         --         7,168
-------------------------------------------------------------------------------
 Puerto Rico -- 3.0%
-------------------------------------------------------------------------------
   2,500    Puerto Rico Commonwealth,
             Aqueduct and Sewer Authority
             Revenue Refunding Bonds, 5%
             due 7/01/2019...............         --        2,226        2,226
     735    Puerto Rico Commonwealth, GO,
             5.40% due 7/01/2025.........         --          685          685
            Puerto Rico Commonwealth,
             Highway and Transportation
             Authority, Highway Revenue
             Refunding Bonds:
   5,500     Series V, 6.625% due
             7/01/2012...................       5,870         --         5,870
   2,000     Series Y, 5.50% due
             7/01/2036...................         --        1,878        1,878
   2,600    Puerto Rico Electric Power
             Authority, Power Revenue
             Bonds, Series T, 6.375% due
             7/01/2024...................       2,728         --         2,728
-------------------------------------------------------------------------------
            Total Investments (Cost --
             $424,865) -- 98.5%..........    $369,670     $77,451     $447,121
                                             ========     =======     ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FGIC Insured.
(e) FNMA/GNMA Collateralized.
(f) FSA Insured.
(g) Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(i) Escrowed to maturity.
(j) FHLMC Collateralized.
(k) GNMA Collateralized.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

                     COMBINED SCHEDULE OF INVESTMENTS FOR
                        MUNIFIELD CALIFORNIA FUND, INC.
                   AND TAURUS MUNICALIFORNIA HOLDINGS, INC.

                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)

                                APRIL 30, 1997

                                (IN THOUSANDS)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDR   Industrial Development Revenue Bonds
PCR   Pollution Control Revenue
RAN   Revenue Anticipation Notes
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

  The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital for the Combined Fund has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds at April 30, 1997 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at April 30, 1997. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at April 30, 1997. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds' financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

             COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                             AS OF APRIL 30, 1997
                                  (UNAUDITED)

                           MUNIYIELD        TAURUS                      PRO FORMA
                           CALIFORNIA   MUNICALIFORNIA                     FOR
                           FUND, INC.   HOLDINGS, INC. ADJUSTMENTS    COMBINED FUND
                          ------------  -------------- -----------    -------------
ASSETS:
Investments, at value...  $369,670,419   $77,451,165   $         0    $447,121,584
Cash....................        18,153       173,421             0         191,574
Receivables:
 Securities sold........    14,071,041             0             0      14,071,041
 Interest...............     6,476,262     1,505,602             0       7,981,864
Deferred organization
 expenses...............         1,859             0             0           1,859
Prepaid expenses and
 other assets...........        14,186         5,782             0          19,968
                          ------------   -----------   -----------    ------------
   Total assets.........   390,251,920    79,135,970             0     469,387,890
                          ------------   -----------   -----------    ------------
LIABILITIES:
Payables:
 Securities purchased...    14,566,290             0                    14,566,290
 Dividends to
  shareholders..........       542,468        52,338     3,370,931(1)    3,965,737
 Investment adviser.....       152,976        32,233             0         185,209
Accrued expenses and
 other liabilities......        61,728        28,451       200,000(2)      290,179
                          ------------   -----------   -----------    ------------
   Total liabilities....    15,323,462       113,022     3,570,931      19,007,415
                          ------------   -----------   -----------    ------------
Net Assets..............  $374,928,458   $79,022,948   $(3,570,931)   $450,380,475
                          ============   ===========   ===========    ============
CAPITAL:
Capital Stock
 (200,000,000 shares of
 each fund authorized;
 200,000,000 shares as
 adjusted); Preferred
 Stock, par value $.05
 per share (4,800 shares
 of MuniYield California
 AMPS*, and 800 shares
 of Taurus
 MuniCalifornia AMPS*
 issued and outstanding
 at $25,000 liquidation
 preference; 5,600
 shares for the Combined
 Fund, as adjusted).....  $120,000,000   $20,000,000   $         0    $140,000,000
Common Stock, par value
 $.10 per share
 (16,781,559 shares of
 MuniYield California
 Common Stock and
 5,175,539 shares of
 Taurus MuniCalifornia
 Common Stock issued and
 outstanding; 20,669,036
 shares for the Combined
 Fund, as adjusted).....     1,678,156       517,554      (128,806)      2,066,904
Paid-in-capital in
 excess of par..........   233,789,454    56,531,915       (71,194)    290,250,175
Undistributed investment
 income -- net..........     2,762,686       608,245    (3,370,931)              0
Accumulated realized
 capital losses on
 investments -- net.....    (2,603,626)   (1,590,100)            0      (4,193,726)
Unrealized appreciation
 on investments -- net..    19,301,788     2,955,334             0      22,257,122
                          ------------   -----------   -----------    ------------
Total -- Equivalent to
 $15.19 net asset value
 per share of MuniYield
 California Common
 Stock, and $11.40 net
 asset value per share
 of Taurus
 MuniCalifornia Common
 Stock and 15.02 net
 asset value per share
 for the Combined Fund,
 as adjusted............   254,928,458    59,022,948    (3,570,931)    310,380,475
                          ------------   -----------   -----------    ------------
Total Capital...........  $374,928,458   $79,022,948   $(3,570,931)   $450,380,475
                          ============   ===========   ===========    ============

--------
  * Auction Market Preferred Stock (AMPS).
(1) Assumes the distribution of undistributed investment income.
(2) Reflects the charge for estimated Reorganization expenses of $200,000.

  The following unaudited pro forma Combined Statement of Operations for the Combined Fund has been derived from the statements of operations of the respective Funds for the six months ended April 30, 1997, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on April 30, 1997. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on November 1, 1996 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds' financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

                       COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

                          MUNIYIELD       TAURUS                     PRO FORMA
                         CALIFORNIA   MUNICALIFORNIA                    FOR
                         FUND, INC.   HOLDINGS, INC. ADJUSTMENTS   COMBINED FUND
                         -----------  -------------- -----------   -------------
INVESTMENT INCOME:
 Interest and
  amortization of
  premium and discount
  earned................ $11,005,795    $2,368,774    $       0     $13,374,569
EXPENSES:
 Investment advisory
  fees..................     939,162       197,590            0       1,136,752
 Commission fees........     149,544        24,491            0         174,035
 Transfer agent fees....      28,115        17,655            0          45,770
 Professional fees......      36,705        39,495            0          76,200
 Accounting services....      34,936        31,324            0          66,260
 Directors' fees and
  expenses..............      11,130         9,479            0          20,609
 Printing and
  shareholder reports...      19,818        14,024            0          33,842
 Custodian fees.........      14,311         3,804            0          18,115
 Listing fees...........      11,939         7,835            0          19,774
 Pricing fees...........       4,022         2,767            0           6,789
 Amortization of
  organization expenses.         915             0            0             915
 Other..................      11,723         7,117      200,000(1)      218,840
                         -----------    ----------    ---------     -----------
 Total expenses.........   1,262,320       355,581      200,000       1,817,901
                         -----------    ----------    ---------     -----------
 Investment income --
   net..................   9,743,475     2,013,193     (200,000)     11,556,668
                         -----------    ----------    ---------     -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS -- NET:
 Realized gain on
  investments -- net....   1,313,639       249,408            0       1,563,047
 Change in unrealized
  appreciation on
  investments -- net....  (5,276,746)   (1,071,878)           0      (6,348,624)
                         -----------    ----------    ---------     -----------
 NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS............ $ 5,780,368    $1,190,723    $(200,000)    $ 6,771,091
                         ===========    ==========    =========     ===========

--------
(1) Reflects the charge for estimated Reorganization expenses of $200,000.

                                                                      EXHIBIT I

                     AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of
the    day of September   , 1997, by and between MuniYield California Fund,
Inc., a Maryland corporation ("MuniYield"), and Taurus MuniCalifornia Holdings, Inc., a Maryland corporation ("Taurus").

                            PLAN OF REORGANIZATION

  The reorganization will comprise (a) the acquisition by MuniYield of all of the assets, and the assumption by MuniYield of all of the liabilities, of Taurus in exchange solely for an equal aggregate value of newly-issued shares of (i) common stock, par value $.10 per share, of MuniYield ("MuniYield Common Stock") and (ii) auction market preferred stock, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series C, of MuniYield ("MuniYield Series C AMPS"), and (b) the subsequent distribution to Taurus stockholders of (x) all of the MuniYield Common Stock received by Taurus in exchange for their shares of common stock, par value $.10 per share, of Taurus ("Taurus Common Stock") and (y) all of the MuniYield Series C AMPS received by Taurus in exchange for their shares of auction market preferred stock, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of Taurus ("Taurus AMPS"), all upon and subject to the terms hereinafter set forth (collectively, the "Reorganization").

  In the course of the Reorganization, MuniYield Common Stock and MuniYield Series C AMPS will be distributed to Taurus stockholders as follows: (i) each holder of Taurus Common Stock will be entitled to receive a number of shares of MuniYield Common Stock equal to the aggregate net asset value of the Taurus Common Stock owned by such stockholder on the Exchange Date (as defined in Section 7(a) of this Agreement); (ii) each holder of Taurus AMPS will be entitled to receive a number of shares of MuniYield Series C AMPS equal to the aggregate liquidation preference (and aggregate value) of the Taurus AMPS owned by such stockholder on the Exchange Date. In consideration therefor, on the Exchange Date MuniYield shall acquire all of the assets of Taurus and shall assume all of Taurus's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

  Prior to the Exchange Date, each of the Funds shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from October 31, 1996 to and including the Exchange Date, if any (computed without regard to any deduction or dividends paid), and all of its net capital gain, if any, realized for the period from October 31, 1996 to and including the Exchange Date. In this regard, the last dividend period for the Taurus AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

  Separate Articles Supplementary to MuniYield's Articles of Incorporation establishing the powers, rights and preferences of the MuniYield Series C AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the closing of the Reorganization.

  As promptly as practicable after the liquidation of Taurus pursuant to the Reorganization, Taurus shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

  In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, MuniYield and Taurus hereby agree as follows:

1.REPRESENTATIONS AND WARRANTIES OF MUNIYIELD.

  MuniYield represents and warrants to, and agrees with, Taurus that:

    (a) MuniYield is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniYield has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) MuniYield is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-6499), and such registration has not been revoked or rescinded and is in full force and effect. MuniYield has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

    (c) MuniYield has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    (d) Taurus has been furnished with MuniYield's Annual Report to Stockholders for the year ended October 31, 1996, and the audited financial statements appearing therein, having been examined by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of MuniYield as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (e) Taurus has been furnished with MuniYield's Semi-Annual Report to Stockholders for the six months ended April 30, 1997, and the unaudited financial statements appearing therein fairly present the financial position of MuniYield as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (f) An unaudited statement of assets, liabilities and capital of MuniYield and an unaudited schedule of investments of MuniYield, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to Taurus at or prior to the Exchange Date for the purpose of determining the number of shares of MuniYield Common Stock and MuniYield Series C AMPS to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of MuniYield as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

    (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniYield, threatened against MuniYield which assert liability on the part of MuniYield or which materially affect its financial condition or its ability to consummate the Reorganization. MuniYield is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (h) MuniYield is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as MuniYield and Taurus have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

    (i) There are no material contracts outstanding to which MuniYield is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Taurus prior to the Valuation Time.

    (j) MuniYield has no known liabilities of a material amount, contingent or otherwise, other than those shown on MuniYield's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 1997 and those incurred in connection with the Reorganization. As of the Valuation Time, MuniYield will advise Taurus in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

    (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniYield of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities laws.

    (l) The registration statement filed by MuniYield on Form N-14 relating to the MuniYield Common Stock and the MuniYield Series C AMPS to be issued pursuant to this Agreement, which includes the joint proxy statement of MuniYield and Taurus and the prospectus of MuniYield with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to MuniYield (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the joint proxy statement and prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniYield for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

    (m) MuniYield is authorized to issue 200,000,000 shares of capital stock, of which 2,400 shares have been designated as Series A AMPS, 2,400 shares have been designated as Series B AMPS (collectively, the "MuniYield AMPS"), and 199,995,200 shares have been designated as common stock, par value $.10 per share, each outstanding share of which is fully paid, nonassessable and has full voting rights.

    (n) The MuniYield Common Stock and MuniYield Series C AMPS to be issued to Taurus pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of MuniYield will have any preemptive right of subscription or purchase in respect thereof.

    (o) At or prior to the Exchange Date, the MuniYield Common Stock and MuniYield Series C AMPS to be transferred to Taurus on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Taurus presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

    (p) At or prior to the Exchange Date, MuniYield will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the MuniYield Common Stock and MuniYield Series C AMPS to Taurus.

2. REPRESENTATIONS AND WARRANTIES OF TAURUS.

  Taurus represents and warrants to, and agrees with, MuniYield that:

    (a) Taurus is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Taurus has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) Taurus is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-5882), and such registration has not been revoked or rescinded and is in full force and effect. Taurus has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify through its final taxable year ending upon liquidation.

    (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Taurus shown on the schedule of its investments as of the Valuation Time furnished to MuniYield; and (ii) all other assets owned by Taurus or liabilities incurred as of the Valuation Time.

    (d) Taurus has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    (e) MuniYield has been furnished with Taurus' Annual Report to Stockholders for the year ended October 31, 1996, and the audited financial statements appearing therein, having been examined by Ernst & Young LLP, independent public accountants, fairly present the financial position of Taurus as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (f) MuniYield has been furnished with Taurus' Semi-Annual Report to Stockholders for the six months ended April 30, 1997, and the unaudited financial statements appearing therein fairly present the financial position of Taurus as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (g) An unaudited statement of assets, liabilities and capital of Taurus and an unaudited schedule of investments of Taurus, each as of the Valuation Time, will be furnished to MuniYield at or prior to the Exchange Date for the purpose of determining the number of shares of MuniYield Common Stock and MuniYield Series C AMPS to be issued to Taurus pursuant to
  Section 4 of this Agreement; and each will fairly present the financial position of Taurus as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

    (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Taurus, threatened against Taurus which assert liability on the part of Taurus or which materially affect its financial condition or its ability to consummate the Reorganization. Taurus is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (i) There are no material contracts outstanding to which Taurus is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to MuniYield prior to the Valuation Time.

    (j) Taurus is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as MuniYield and Taurus have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

    (k) Taurus has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 1997, and those incurred in connection with the Reorganization. As of the Valuation Time, Taurus will advise MuniYield in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

    (l) Taurus has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Taurus have adequately been provided for on its books, and no tax deficiency or liability of Taurus has been asserted and no question with respect thereto has been raised by the Internal Revenue Service (the "IRS") or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

    (m) At both the Valuation Time and the Exchange Date, Taurus will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Taurus will have good and marketable title to all of the Investments, and MuniYield will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

    (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Taurus of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

    (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Taurus (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the joint proxy statement and prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Taurus for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

    (p) Taurus is authorized to issue 200,000,000 shares of capital stock, of which 800 shares have been designated as AMPS and 199,999,200 shares have been designated as common stock, par value $.10 per share, each outstanding share of which is fully paid, nonassessable and has full voting rights.

    (q) All of the issued and outstanding shares of Taurus Common Stock and Taurus AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

    (r) The books and records of Taurus made available to MuniYield and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Taurus.

    (s) Taurus will not sell or otherwise dispose of any of the shares of MuniYield Common Stock or MuniYield Series C AMPS to be received in the Reorganization, except in distribution to the stockholders of Taurus as provided in Section 4 of this Agreement.

3. THE REORGANIZATION.

  (a) Subject to receiving the requisite approvals of the stockholders of each of MuniYield and Taurus and to the other terms and conditions contained herein, Taurus agrees to convey, transfer and deliver to MuniYield for the benefit of MuniYield, and MuniYield agrees to acquire from Taurus for the benefit of MuniYield, on the Exchange Date all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Taurus, and assume all of the liabilities of Taurus, in exchange solely for that number of shares of MuniYield Common Stock and MuniYield Series C AMPS provided in
Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Exchange Date Taurus will distribute all shares of MuniYield Common Stock and MuniYield Series C AMPS received by it to its stockholders in exchange for their corresponding shares of Taurus Common Stock and Taurus AMPS. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of MuniYield in the amounts due the stockholders of Taurus based on their respective holdings in Taurus as of the Valuation Time.

  (b) Prior to the Exchange Date, each of the Funds shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from October 31, 1996 to and including the Exchange Date, if any (computed without regard to any deduction or dividends paid), and all of its net capital gain, if any, realized for the period from October 31, 1996 to and including the Exchange Date. In this regard, the last dividend period for the Taurus AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

  (c) Taurus will pay, or cause to be paid, to MuniYield any interest it receives on or after the Exchange Date with respect to the Investments transferred to MuniYield hereunder.

  (d) The Valuation Time shall be 4:15 p.m., New York time, on      , 1997, or
such earlier or later day and time as mutually may be agreed upon in writing (the "Valuation Time").

  (e) MuniYield will acquire all of the assets of, and assume all of the known liabilities of, Taurus, except that recourse for such liabilities will be limited to MuniYield. The known liabilities of Taurus as of the Valuation Time shall be confirmed in writing to MuniYield by Taurus pursuant to Section 2(k) of this Agreement.

  (f) MuniYield will file separate Articles Supplementary to its Articles of Incorporation establishing the powers, rights and preferences of the MuniYield Series C AMPS with the Maryland Department prior to the closing of the Reorganization.

  (g) MuniYield and Taurus will jointly file Articles of Transfer with the Maryland Department and any such other instrument as may be required by the State of Maryland to effect the transfer of Investments of Taurus to MuniYield.

  (h) Taurus will be dissolved following the Exchange Date by filing Articles of Dissolution with the Maryland Department.

  (i) As promptly as practicable after the liquidation of Taurus pursuant to the Reorganization, Taurus shall terminate its registration under the 1940 Act.

4. ISSUANCE AND VALUATION OF MUNIYIELD COMMON STOCK AND MUNIYIELD SERIES C AMPS IN THE REORGANIZATION.

  Full shares of MuniYield Common Stock and MuniYield Series C AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of Taurus acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of Taurus assumed by MuniYield, shall be issued by MuniYield in exchange for such assets of Taurus, plus cash in lieu of fractional shares. The net asset value of MuniYield and Taurus shall be determined as of the Valuation Time in accordance with the procedures described in (i) the prospectus of MuniYield, dated February 21, 1992, relating to the MuniYield Common Stock and (ii) the prospectus of MuniYield, dated April 6, 1992, relating to the MuniYield AMPS, and no formula will be used to adjust the net asset value so determined of either MuniYield or Taurus to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Investments of Taurus to be transferred to MuniYield shall be determined by MuniYield pursuant to the procedures utilized by MuniYield in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by MuniYield in cooperation with Taurus and shall be confirmed in writing by MuniYield to Taurus. The net asset value per share of the MuniYield Common Stock and the liquidation preference per share of the MuniYield Series C AMPS shall be determined in accordance with such procedures and MuniYield shall certify the computations involved. MuniYield shall issue to Taurus separate certificates or share deposit receipts for the MuniYield Common Stock and the MuniYield Series C AMPS, each registered in the name of Taurus. Taurus then shall distribute the MuniYield Common Stock and the MuniYield Series C AMPS to its corresponding stockholders of Taurus Common Stock and Taurus AMPS, respectively, by redelivering the certificates or share deposit receipts evidencing ownership of (i) the MuniYield Common Stock to The Bank of New York, as the transfer agent and registrar for the MuniYield Common Stock and (ii) the MuniYield Series C AMPS to IBJ Schroder Bank and Trust Company, as the transfer agent and registrar for the MuniYield Series C AMPS. With respect to any Taurus stockholder holding certificates evidencing ownership of either the Taurus Common Stock or the Taurus AMPS as of the Exchange Date, and subject to MuniYield being informed thereof in writing by Taurus, MuniYield will not permit such stockholder to receive new certificates evidencing ownership of the MuniYield Common Stock or MuniYield Series C AMPS, exchange MuniYield Common Stock or MuniYield Series C AMPS credited to such stockholder's account for shares of other investment companies managed by Merrill Lynch Asset Management, L.P. or any of its affiliates, or pledge or redeem such MuniYield Common Stock or MuniYield Series C AMPS, in any case, until notified by Taurus or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of the Taurus Common Stock or the Taurus AMPS, or in the event of lost certificates, posted adequate bond. Taurus, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of the Taurus Common Stock or the Taurus AMPS, as the case may be, or post adequate bond therefor.

  Dividends payable to holders of record of shares of MuniYield Common Stock and MuniYield Series C AMPS, as the case may be, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of Taurus shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her stock certificates of Taurus for exchange.

  No fractional shares of MuniYield Common Stock will be issued to holders of Taurus Common Stock. In lieu thereof, MuniYield's transfer agent, The Bank of New York, will aggregate all fractional shares of MuniYield Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of MuniYield for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's Taurus Common Stock certificates.

5. PAYMENT OF EXPENSES.

  (a) MuniYield shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of a memorandum to the independent Directors of each of the Funds, the N-14 Registration Statement and the preparation and filing of a private letter ruling request with the IRS, expenses incurred in connection with the deregistration and dissolution of Taurus and the fees of special counsel to the Reorganization. Such fees and expenses shall include legal, accounting and state securities or blue sky fees, printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. Neither MuniYield nor Taurus shall pay any expenses of its respective stockholders arising out of or in connection with the Reorganization.

  (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. COVENANTS OF MUNIYIELD AND TAURUS.

  (a) MuniYield and Taurus each agrees to call an annual or special meeting of its respective stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

  (b) MuniYield and Taurus each covenants to operate its respective business as presently conducted between the date hereof and the Exchange Date.

  (c) Taurus agrees that following the consummation of the Reorganization, it will liquidate and dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any MuniYield Common Stock or MuniYield Series C AMPS other than to the stockholders of Taurus and without first paying or adequately providing for the payment of all of Taurus' liabilities not assumed by MuniYield, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its liquidation and dissolution.

  (d) Taurus undertakes that if the Reorganization is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Taurus has ceased to be a registered investment company.

  (e) MuniYield will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. MuniYield and Taurus agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

  (f) MuniYield and Taurus each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. MuniYield agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Taurus for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Taurus shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Taurus with respect to Taurus' final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Taurus (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by MuniYield.

  (g) MuniYield and Taurus each agrees to mail to each of its respective stockholders of record entitled to vote at the annual or special meeting of stockholders, as the case may be, at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

  (h) Following the consummation of the Reorganization, MuniYield expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

7. EXCHANGE DATE.

  (a) Delivery of the assets of Taurus to be transferred, together with any other Investments, and the MuniYield Common Stock and MuniYield Series C AMPS to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by MuniYield and Taurus, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Taurus shall cause such Investments to be transferred to MuniYield's account with The Bank of New York at the earliest practicable date thereafter.

  (b) Taurus will deliver to MuniYield on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to MuniYield hereunder, certified by Ernst & Young LLP.

  (c) MuniYield shall have made prior arrangements for the delivery on the Exchange Date of the Investments to The Bank of New York as the custodian for MuniYield.

  (d) As soon as practicable after the close of business on the Exchange Date, Taurus shall deliver to MuniYield a list of the names and addresses of all of the stockholders of record of Taurus on the Exchange Date and the number of shares of Taurus Common Stock and Taurus AMPS owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for the Taurus Common Stock and the Taurus AMPS, as applicable, or by its President.

8. MUNIYIELD CONDITIONS.

  The obligations of MuniYield hereunder shall be subject to the following conditions:

    (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Directors of each of MuniYield and Taurus and by the affirmative vote of (i) the holders of (A) a majority of the MuniYield Common Stock and MuniYield AMPS, voting together as a single class, and (B) a majority of the MuniYield AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; and (ii) the holders of (x) a majority of the Taurus Common Stock and the Taurus AMPS, voting together as a single class, and (y) a majority of the Taurus AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; and further that (iii) MuniYield shall have delivered to Taurus a copy of the resolution approving this Agreement adopted by MuniYield's Board of Directors, and a certificate setting forth the vote of MuniYield's stockholders obtained, each certified by the Secretary of MuniYield; and (iv) Taurus shall have delivered to MuniYield a copy of the resolution approving this Agreement adopted by Taurus' Board of Directors, and a certificate setting forth the vote of Taurus' stockholders obtained, each certified by the Secretary of Taurus.

    (b) That Taurus shall have furnished to MuniYield a statement of Taurus' assets, liabilities and capital, with values determined as provided in
  Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Taurus' behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Taurus since April 30, 1997, other than changes in the Investments since that date or changes in the market value of the Investments.

    (c) That Taurus shall have furnished to MuniYield a certificate signed by Taurus' President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Taurus made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Taurus has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

    (d) That Taurus shall have delivered to MuniYield a letter from Ernst & Young LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Taurus for the period ended October 31, 1996 (which returns originally were prepared and filed by Taurus), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Taurus for the period covered thereby; and that for the period from November 1, 1996 to and including the Exchange Date and for any taxable year of Taurus ending upon the liquidation of Taurus, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 1, 1996 to and including the Exchange Date and for the final taxable year of Taurus ending upon liquidation or that Taurus had not qualified as a regulated investment company for Federal income tax purposes for the period from November 1, 1996 through liquidation of Taurus.

    (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    (f) That MuniYield shall have received an opinion of Brown & Wood LLP, as counsel to both MuniYield and Taurus, in form and substance satisfactory to MuniYield and dated the Exchange Date, to the effect that (i) each of MuniYield and Taurus is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the MuniYield Common Stock and MuniYield Series C AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by MuniYield, and no stockholder of MuniYield has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, or the by-laws of MuniYield or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of MuniYield and Taurus, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and equitable principles; (iv) Taurus has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Taurus will have duly transferred such assets and liabilities in accordance with this Agreement; (v) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by MuniYield and Taurus of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which either MuniYield or Taurus is a party or by which either MuniYield or Taurus is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (x) neither MuniYield nor Taurus, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on MuniYield, Taurus, or their respective stockholders; (xi) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against MuniYield or Taurus, the unfavorable outcome of which would materially adversely affect MuniYield or Taurus; and (xii) all corporate actions required to be taken by MuniYield and Taurus to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of MuniYield and Taurus. Such opinion also shall state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to MuniYield or Taurus contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of MuniYield and Taurus with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of MuniYield and Taurus.

    (g) That MuniYield shall have received a private letter ruling from the IRS, to the effect that for Federal income tax purposes (i) the transfer of all of the Investments of Taurus to MuniYield in exchange solely for MuniYield Common Stock and MuniYield Series C AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and MuniYield and Taurus will each be deemed a "party" to a reorganization within the meaning of Section 361(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Taurus as a result of the Reorganization or on the distribution of MuniYield Common Stock and MuniYield Series C AMPS to Taurus stockholders under Section 361(c)(1) of the Code; (iii) under
  Section 1032 of the Code, no gain or loss will be recognized to MuniYield as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Taurus on the receipt of MuniYield Common Stock and MuniYield Series C AMPS in exchange for their corresponding Taurus Common Stock or Taurus AMPS (except to the extent that Taurus stockholders receive cash representing an interest in fractional shares of MuniYield in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the Taurus assets in the hands of MuniYield will be the same as the tax basis of such assets in the hands of Taurus immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the MuniYield Common Stock and MuniYield Series C AMPS received by the stockholders of Taurus in the Reorganization will be equal, in the aggregate, to the tax basis of the Taurus Common Stock and Taurus AMPS surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the MuniYield Common Stock and MuniYield Series C AMPS will be determined by including the period for which such stockholder held the Taurus Common Stock and Taurus AMPS exchanged therefor, provided, that such Taurus shares were held as a capital asset;
  (viii) in accordance with Section 1223 of the Code, MuniYield's holding period with respect to the Taurus assets transferred will include the period for which such assets were held by Taurus; (ix) the payment of cash to Taurus stockholders in lieu of fractional shares of MuniYield will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed by MuniYield, with the result that each Taurus stockholder will have short- or long-term capital gain or loss to the extent that the cash distribution differs from such stockholder's basis allocable to the MuniYield fractional shares; and (x) the taxable year of Taurus will end on the effective date of the Reorganization and pursuant to
  Section 381(a) of the Code and regulations thereunder, MuniYield will succeed to and take into account certain tax attributes of Taurus, such as earnings and profits, capital loss carryovers and method of accounting.

    (h) That MuniYield shall have received from Ernst & Young LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to MuniYield, to the effect that (i) they are independent public accountants with respect to Taurus within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;
  (ii) in their opinion, the financial statements and supplementary information of Taurus included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by MuniYield and Taurus and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Taurus included in the N-14 Registration Statement, and inquiries of certain officials of Taurus responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by MuniYield and Taurus and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Taurus appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) concerning Taurus (with the exception of performance comparisons, if any), has been obtained from the accounting records of Taurus or from schedules prepared by officials of Taurus having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

    (i) That the Investments to be transferred to MuniYield shall not include any assets or liabilities which MuniYield, by reason of charter limitations or otherwise, may not properly acquire or assume.

    (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Taurus, contemplated by the Commission.

    (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Taurus or would prohibit the Reorganization.

    (l) That MuniYield shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to MuniYield, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

    (m) That all proceedings taken by Taurus and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MuniYield.

    (n) That prior to the Exchange Date, Taurus shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from October 31, 1996 to and including the Exchange Date, if any (computed without regard to any deduction or dividends paid), and all of its net capital gain, if any, realized for the period from October 31, 1996 to and including the Exchange Date. In this regard, the last dividend period for the Taurus AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

9. TAURUS CONDITIONS.

  The obligations of Taurus hereunder shall be subject to the following conditions:

    (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by all of the requisite votes set forth in
  Section 8(a) of this Agreement, and that all such certificates as set forth in such Section shall have been obtained.

    (b) That MuniYield shall have furnished to Taurus a statement of MuniYield's assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on MuniYield's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such officers dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of MuniYield since October 31, 1996, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (c) That MuniYield shall have furnished to Taurus a certificate signed by MuniYield's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of MuniYield made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that MuniYield has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

    (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    (e) That Taurus shall have received an opinion of Brown & Wood LLP, as counsel to both MuniYield and Taurus, in form and substance satisfactory to Taurus and dated the Exchange Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as Taurus reasonably may deem necessary or desirable.

    (f) That Taurus shall have received a private letter ruling from the IRS with respect to the matters specified in Section 8(g) of this Agreement.

    (g) That all proceedings taken by MuniYield and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Taurus.

    (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniYield, contemplated by the Commission.

    (i) That Taurus shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Taurus, to the effect that (i) they are independent public accountants with respect to MuniYield within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of MuniYield included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by MuniYield and Taurus and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniYield included in the N-14 Registration Statement, and inquiries of certain officials of MuniYield responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (A) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (B) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (C) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by MuniYield and Taurus and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniYield appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) concerning MuniYield (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MuniYield or from schedules prepared by officials of MuniYield having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

    (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniYield or would prohibit the Reorganization.

    (k) That Taurus shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Taurus, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

  (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of each of MuniYield and Taurus) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of MuniYield and Taurus; (ii) by the Board of Directors of MuniYield if any condition of MuniYield's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Taurus if any condition of Taurus' obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

  (b) If the transactions contemplated by this Agreement have not been consummated by June 30, 1998, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of MuniYield and Taurus.

  (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either MuniYield or Taurus or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

  (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either MuniYield or Taurus, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of MuniYield and Taurus have delegated to Fund Asset Management, L.P. the ability to make non-material changes to the transaction if it deems it to be in the best interests of MuniYield and Taurus to do so.

  (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither MuniYield nor Taurus nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of MuniYield or Taurus against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

  (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of MuniYield and Taurus to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of MuniYield and Taurus, unless such terms and conditions shall result in a change in the method of computing the number of shares of MuniYield Common Stock and MuniYield Series C AMPS to be issued to Taurus in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of MuniYield and Taurus prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless MuniYield and Taurus promptly shall call special meetings of stockholders at which such conditions so imposed shall be submitted for approval.

11. OTHER MATTERS.

  (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), MuniYield will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

    THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIYIELD CALIFORNIA FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to MuniYield's transfer agent with respect to such shares. Taurus will provide MuniYield on the Exchange Date with the name of any Taurus stockholder who is to the knowledge of Taurus an affiliate of it on such date.

  (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

  (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to MuniYield or Taurus, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Arthur Zeikel, President.

  (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

  (e) Copies of the Articles of Incorporation, as amended, of MuniYield and Taurus are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                          MuniYield California Fund, Inc.


                                          By: _________________________________
                                                       ARTHUR ZEIKEL
                                                         PRESIDENT

                                          Taurus MuniCalifornia Holdings, Inc.


                                          By: _________________________________
                                                       ARTHUR ZEIKEL
                                                         PRESIDENT

                                                                     EXHIBIT II

                RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

  "Aaa"--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa"--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

  "A"--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa"--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  "Ba"--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  "B"--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  "Caa"--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  "Ca"--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  "C"--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con.(. . . )--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: Those bonds in the "Aa," "A," "Baa," "Ba" and "B" groups which Moody's believes possess the strongest investment attributes are designated by the symbols "Aal," "Al," "Baal," "Bal" and "Bl."

  Short-term Notes and Variable Rate Demand Obligations: The four ratings of Moody's for short-term notes and VRDOs are "MIG-1"/"VMIG-1," "MIG-2"/"VMIG-2," "MIG-3"/"VMIG-3," and "MIG-4"/ "VMIG-4;" "MIG-1"/"VMIG-1" denotes "best quality, enjoying strong protection from established cash flows"; "MIG-2"/"VMIG-2" denotes "high quality" with "ample margins of protection"; "MIG-3"/ "VMIG-3" instruments are of "favorable quality . . . but lacking the undeniable strength of the preceding grades"; "MIG-4"/"VMIG-4" instruments are of "adequate quality, carrying specific risk but having protection . . . and not distinctly or predominantly speculative."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    "PRIME-1"--Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-l repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

    "PRIME-2"--Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    "PRIME-3"--Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    "NOT PRIME"--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representations and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P'S") MUNICIPAL DEBT
RATINGS

  An S&P's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P's from other sources S&P's considers reliable. S&P's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA--Debt rated "AAA" has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

    BB, B, CCC, CC, C--Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C1--The rating "Cl" is reserved for income bonds on which no interest is being paid.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

  An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-l" for the highest quality obligations to "D" for the lowest. These categories are as follows:

    A-l--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-l."

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless S&P's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P's by the issuer or obtained by S&P's from other sources it considers reliable. S&P's does not conduct an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

  An S&P's municipal note rating reflects the liquidity concerns and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

  Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

  SP-1 A very strong, or strong, capacity to pay principal and interest.
       Issues that possess overwhelming safety characteristics will be given a "+" designation.

  SP-2 A satisfactory capacity to pay principal and interest.

  SP-3 A speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

  AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

  A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

  Credit Trend Indicator: Credit trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:

  Improving     UP ARROW

  Stable        LEFT ARROW/RIGHT ARROW

  Declining     DOWN ARROW

  Uncertain     UP ARROW/DOWN ARROW

  Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

  NR indicates that Fitch does not rate the specific issue.

  Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

  Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

  Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

  FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade. "Negative" for potential downgrade, or "Evolving" where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

  Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

  BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C--Bonds are in imminent default in payment of interest or principal.

  DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

    F-l+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-l Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+."

    F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-l+" and "F-l" ratings.

    F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

    F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

    D Default. Issues assigned this rating are in actual or imminent payment default.

    LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                                    EXHIBIT III

                  ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA

  The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated during the year. The Funds have not independently verified the information.

GENERAL ECONOMIC CONDITIONS

  The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services. Total State gross domestic product is expected to exceed $1 trillion in 1997. On a stand alone basis, California's economy is larger than all but six nations in the world.

  California's July 1, 1996 population of over 32 million represented over 12% of the total United States population. The official 1990 Census population was 29,760,021 as of April 1, 1990, which represented an increase of over 6 million persons, or 26%, during the decade of the 1980s. As of the April 1, 1990 Census, the median age of California's population was 31.5 years, younger than the 1990 U.S. median of 32.9 years.

  California's population is concentrated in metropolitan areas. As of the April 1, 1990 Census, 96% resided in the 23 Metropolitan Statistical Areas in the State. Overall, California's population per square mile was 191 in 1990. As of July 1, 1995, the 5-county Los Angeles area accounted for 49%, with 15.6 million residents. The 10-county San Francisco Bay Area represented 21%, with a population of 6.6 million.

  After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. More than 300,000 nonfarm jobs were added in the State in 1996, while personal income grew by more than $55 billion. California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing and motion picture production, all of which have offset the recession-related losses, which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance.

THE STATE

  Fiscal Years Prior to 1995-96. The State's budget problems in recent years had been caused by a combination of external economic conditions and a structural imbalance in that the largest general fund programs--K-14 education, health, welfare and corrections--were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

  As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980s until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The State Legislature and Governor agreed on the following principal steps to produce Budget Acts in the years 1991-92 to 1994-95, although not all these actions were taken in each year.

  . significant cuts in health and welfare program expenditures;

                                     III-1

  . transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

  . transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98 (discussed below);

  . reduction in growth of support for higher education programs, coupled with increases in student fees, through the 1994-95 Fiscal Year;

  . maintenance of the minimum Proposition 98 funding guarantee for K-14 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupils through the 1993-94 Fiscal Year;

  . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame, most of the additional aid requested by the Administration was not received; and

  . various one-time adjustments and accounting changes.

  Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

  Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court order. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

  During the past several fiscal years, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

  1995-96 Fiscal Year. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected general fund revenues and transfers of $44.1 billion, a 3.5% increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4 percent increase. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

  Final data for the 1995-96 Fiscal Year showed revenues and transfers of $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under

                                     III-2

Proposition 98, and, among other things, failure of the federal government to enact welfare reform during the fiscal year and to budget new aid for illegal immigrant costs, both of which had been counted on to allow reductions in State costs. SFEU had a small negative balance of about $87 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. Available internal borrowable resources (available cash, after payment of all obligations due) on June 30, 1996 was about $3.8 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

  The 1995-96 Budget Act included substantial additional funding under Proposition 98 for schools and community colleges (about $1.0 billion general fund and $1.2 billion total above 1994-95 levels). Because of higher than projected revenues in 1994-95, an additional $561 million ($92 per K-12 pupil (also called per ADA, or average daily attendance)) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this was a block grant of about $50 per pupil for any one-time purpose. For the first time in several years, a full 2.7 percent cost of living allowance was funded. The budget was based on the settlement of the CTA v. Gould litigation. Cuts in health and welfare costs totaled about $220 million, almost $700 million less than had been anticipated, because of the failure by the federal government to approve certain of these actions in a timely manner. The federal government also failed to appropriate all but $31 million of an anticipated $500 million in new federal aid for incarceration and health care costs of illegal immigrants. Funding from the general fund for the University of California was increased by $106 million and for the California State University system by $97 million, with no increases in student fees.

  1996-97 Fiscal Year. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both general fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projected that, on June 30, 1997, the State's available internal borrowing (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

  Revenues--The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year were estimated to total $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special Fund revenues were estimated to be $13.3 billion.

  Expenditures--The Budget Act contained general fund appropriations totaling $47.251 billion, a 4.0% increase over the final estimated 1995-96 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

  The following are principal features of the 1996-97 Budget Act:

    Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (general fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2%) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per ADA, an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

    Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school

                                     III-3
  site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which were allocated to each school site.

    The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.

    A 4.9% increase in funding for the University of California ($130 million general fund) and the California State University system ($101 million general fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

    The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the general fund. (For purposes of cash flow projections, the State Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

    General fund support for the State Department of Corrections was increased by about 7% over the prior year, reflecting estimates of increased prison population.

    With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

  Federal Welfare Reform--Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

  The Law requires states to implement the new TANF program not later than October 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97 for the provisions of the Law. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan was approved November 27, 1996 to allow grant reductions to be implemented effective January 1, 1997 and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed, it is now projected that savings will total approximately $320 million.

  A preliminary analysis of the Laws by the State Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's general fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid, provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

  Other Subsequent Developments--With the continued strong economic recovery in the State, the Department of Finance has estimated, in connection with the release of the Governor's 1997-98 Budget Proposal, that revenues for the 1996-97 Fiscal Year will exceed initial projections by about $760 million. This increase

                                     III-4
will be offset by higher expenditures for K-14 school aid (pursuant to Proposition 98) and for health and welfare costs, because federal law changes and other federal actions did not provide as much assistance to the State as was initially planned in the Budget Act. The Department's updated projections show a balance in the SFEU of $197 million, slightly lower than projected in July, 1996. The Department also projects the State's cash position will be stronger than originally estimated, with unused internal borrowable resources at June 30, 1997 of about $4.3 billion.

  1997-98 Fiscal Year Proposed Budget. On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects general fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projects a balance in the SFEU of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.

  Among the major initiatives and features of the Governor's Budget are the following:

    1. A proposed 10% cut in the Bank and Corporation Tax rate, to be phased in over two years.

    2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it will cover K-3rd grade.

    3. Funding for higher education will be increased consistent with a four-year "compact" established in 1995-96. There is not projected to be any increase in student fees at any of the three levels of the State higher education system.

    4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Budget assumes that federal law will be enacted to remove the maintenance-of-effort requirement for Supplemental Security Income (SSI) payments, thereby enabling the state to reduce grant levels pursuant to previously enacted state law ($279 million). The Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.

  The May Revision of the Governor's Budget on May 14, 1997 projected that revenues will be $2.3 billion higher than estimated in January. However, as has been the case in a number of the last several years, no budget has been adopted by the July 1 commencement of the fiscal year. On July 29, 1997 the Governor rescinded his proposed $1 billion tax cut and ordered $1.2 billion be paid to the State's retirement system to settle a judgment against the State. As a result, unanticipated budget cuts to the Proposed Budget are scheduled to be made.

LOCAL GOVERNMENTS

  The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.

  In the aftermath of Proposition 13, the State provided aid from the general fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue

                                     III-5
to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy.

  Additionally, the State has not adopted legislation implementing Federal Welfare Reform. Projections of the impact at the county level estimate increased costs of $1.7 billion, further constraining the financial flexibility of California counties.

  On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees and assessments to changes through local initiatives.

  Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the State Legislature. The State Legislature Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars a year under this proposition.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING
LEGISLATION

  Constitutional and Statutory Limitations. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment". The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

  Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

  At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 Fiscal Year, money to be applied by the State for the support of school districts

                                     III-6
and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in Fiscal Year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

  During the recent recession, general fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

  In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

  Substantially increased general fund revenues, above initial budget projections, in the 1994-95, 1995-96 and 1996-97 fiscal years have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

  On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments), with first-year costs potentially in excess of $100 million.

  The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive Federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving Federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirements in Proposition 187 could jeopardize the ability of school districts to receive these funds.

                                     III-7

  Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. On November 2, 1995, a United States District Court judge struck down the central provisions of Proposition 187 by ruling that parts of Proposition 187 conflict with Federal power over immigration. The ruling concluded that states may not enact their own schemes to "regulate immigration or devise immigration regulations which run parallel or purport to supplement Federal immigration law". As a consequence of the ruling, students may not be denied public education and may not be asked about their immigration status when enrolling in public schools. Further, the ruling struck down the requirements of Proposition 187 that teachers and district employees report information on the immigrant status of students, parents and guardians. An appeal has been filed.

  Article XIIIA, Article XIIIB and a number of other propositions were adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.

  Pending Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein.

  The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates (Commission)). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission for redetermination. The Commission has since expanded the claim to include supplemental claims filed by seven other educational institutions; the issuance of a final consolidated decision is anticipated sometime in early 1997. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion.

  The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J. B. Stringfellow, Jr., et al., the State is seeking recovery for post costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $200 million to $800 million.

  The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. An appeal has been filed.

  In Professional Engineers in California Government v. Wilson, the petitioners are challenging several appropriations in the 1993, 1994, and 1995 Budget Acts. The appropriations mandate the transfer of approximately $262 million from the State Highway Account and $113 million from the Motor Vehicle Account to the general fund and appropriate approximately $6 million from the State Highway Account to fund a highway-grade crossing program administered by the Public Utilities Commission. Petitioners contend that the transfers violate several constitutional provisions and request that the moneys be returned to the State Highway Account and Motor Vehicle Account.

  The State is a defendant in Just Say No To Tobacco Dough Campaign v. State of California, where the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995 for programs which were allegedly not health education or tobacco-related disease research. If the State loses, the general fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund for approximately $166 million.

                                     III-8

  The State is a defendant in the case of Kurt Hathaway, et al. v. Wilson, et al., where the plaintiffs are challenging the legality of various budget action transfers and appropriations from particular special funds for years ended June 30, 1995, and June 30, 1996. The plaintiffs allege that the transfers and appropriations are contrary to the substantive law establishing the funds and providing for interest accruals to the funds, violate the single subject requirement of the State Constitution, and is an invalid "special law." Plaintiffs seek to have monies totaling approximately $335 million returned to the special funds.

  The State is a defendant in two related cases, Beno vs. Sullivan (Beno) and Welch v. Anderson (Welch), concerning reductions in Aid to Families with Dependent Children (AFDC) grant payments. In the Beno case, plaintiffs seek to invalidate AFDC grant reductions and in the Welch case, plaintiffs contend that AFDC grant reductions are not authorized by state law. The Beno case concerns the total grant reductions while the Welch case concerns the period of time the State did not have a waiver for those reductions. The State's potential liability for retroactive AFDC grant reductions is estimated at $831 million if the plaintiffs are awarded the full amount in both cases.

  In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System ("PERS") beginning in Fiscal Year 1992-93. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation were found to be unconstitutional and to transfer to PERS the 1993-94 and 1994-95 contributions that are unpaid to date. On February 19, 1997, the State Court of Appeals affirmed the decision of the Superior Court. The 1993-94 and 1994-95 transfers to PERS were made pursuant to the legislation deferring payment. A transfer to PERS of $1.2 billion was ordered by the Governor on July 29, 1997, representing the transfers for 1995-96 and for a portion of the 1996-97 fiscal year, including any interest that may be awarded.

                                     III-9

                                    PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

  Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws and the Registrant's Investment Advisory Agreement with Fund Asset Management, Inc., now known as Fund Asset Management, L.P. (the "Investment Adviser") provide for indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be provided to directors, officers and controlling persons of each Fund, pursuant to the foregoing provisions or otherwise, each Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Fund of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  Reference is made to (i) Section Six of the Purchase Agreement relating to the Registrant's Common Stock, a form of which previously was filed as an exhibit to the Common Stock Registration Statement (as defined below), and
(ii) Section Seven of the Purchase Agreement relating to the Registrant's AMPS, a form of which previously was filed as an exhibit to the AMPS Registration Statement (as defined below), for provisions relating to the indemnification of the underwriter.

ITEM 16. EXHIBITS.

  (1)(a) --Articles of Incorporation of the Registrant(a)
     (b) --Articles of Amendment to the Articles of Incorporation(b)
     (c) --Form of Articles Supplementary creating the AMPS(c)
     (d) --Form of Articles Supplementary creating the Series C AMPS
  (2)    --By-Laws of the Registrant(d)
  (3)    --Not applicable
  (4) --Form of Agreement and Plan of Reorganization between the Registrant and Taurus MuniCalifornia Holdings, Inc.(e)
  (5)(a) --Specimen certificate for Common Stock(d)
     (b) --Form of Certificate for AMPS(c)
     (c) --Portions of the Articles of Incorporation and the By-Laws of the Registrant defining the rights of holders of shares of the Registrant(f)
  (6)    --Form of Investment Advisory Agreement between the Registrant and the
          Investment Adviser(e)
  (7)(a) --Form of Purchase Agreement between the Registrant, the Investment
          Adviser and Merrill Lynch, Pierce, Fenner & Smith Incorporated
          ("Merrill Lynch") relating to the Registrant's Common Stock(b)
     (b) --Form of Purchase Agreement between the Registrant, the Investment
          Adviser and Merrill Lynch relating to the Registrant's AMPS(c)
     (c) --Form of Merrill Lynch Standard Dealer Agreement(a)
  (8)    --Not applicable
  (9)    --Form of Custody Agreement between the Registrant and The Bank of New
          York(d)
 (10)    --Not applicable

 (11)    --Opinion and Consent of Brown & Wood LLP, counsel for the
          Registrant(g)
 (12)    --Private Letter Ruling from the Internal Revenue Service(g)
 (13)(a) --Form of Transfer Agency and Service Agreement between the Registrant and The Bank of New York(d)
     (b) --Form of Auction Agent Agreement(c)
     (c) --Form of Broker-Dealer Agreement(c)
     (d) --Form of Depository Agreement(c)
 (14)(a) --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant
     (b) --Consent of Ernst & Young LLP, independent auditors for Taurus
          MuniCalifornia Holdings, Inc.
 (15)    --Not applicable
 (16)    --Power of Attorney(h)

--------
(a) Incorporated by reference to the Registrant's registration statement on Form N-2 relating to the Registrant's Common Stock (File Nos. 33-44445 and 811-6499), filed with the Securities and Exchange Commission (the "Commission") on December 18, 1991 (the "Common Stock Registration Statement").
(b) Incorporated by reference to Pre-Effective Amendment No. 1 to the Common Stock Registration Statement filed with the Commission on January 23, 1992.
(c) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 relating to the Registrant's Series A and Series B Auction Market Preferred Shares (File Nos. 33-45622 and 811-6499), filed with the Commission on March 19, 1992.
(d) Incorporated by reference to Pre-Effective Amendment No. 2 to the Common Stock Registration Statement ("Pre-Effective Amendment No. 2"), filed with the Commission on February 21, 1992.
(e) Included as Exhibit I to the Proxy Statement and Prospectus included in this Registration Statement.
(f) Reference is made to Article V, Article VI (section 6), Article VII,
    Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit 1 to the Common Stock Registration Statement; and to Article II, Article III (sections 1, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and
    Article XIV of the Registrant's By-Laws, filed as Exhibit 1 to Pre-Effective Amendment No. 2.
(g) To be filed by amendment.
(h) Included on the signature page of this Registration Statement on Form N-
    14.

ITEM 17. UNDERTAKINGS.

  (a) The Registrant undertakes to suspend offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10 percent from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (2) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

  (b) The Registrant undertakes that: (1) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be a part of the registration statement as of the time it was declared effective. (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  As required by the Securities Act of 1993, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 4th day of August, 1997.

                                          MuniYield California Fund, Inc.
                                           (Registrant)

                                                     /s/ Arthur Zeikel
                                          By __________________________________
                                                (ARTHUR ZEIKEL, PRESIDENT)

  Each person whose signature appears below hereby authorizes Arthur Zeikel, Terry K. Glenn and Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURES                        TITLE                 DATE

          /s/ Arthur Zeikel            President (Principal     August 4, 1997
-------------------------------------   Executive Officer)
           (ARTHUR ZEIKEL)              and Director

        /s/ Gerald M. Richard          Treasurer (Principal     August 4, 1997
-------------------------------------   Financial and
         (GERALD M. RICHARD)            Accounting Officer)

        /s/ James H. Bodurtha          Director                 August 4, 1997
-------------------------------------
         (JAMES H. BODURTHA)

        /s/ Herbert I. London          Director                 August 4, 1997
-------------------------------------
         (HERBERT I. LONDON)

        /s/ Robert R. Martin           Director                 August 4, 1997
-------------------------------------
         (ROBERT R. MARTIN)

          /s/ Joseph L. May            Director                 August 4, 1997
-------------------------------------
           (JOSEPH L. MAY)

         /s/ Andre F. Perold           Director                 August 4, 1997
-------------------------------------
          (ANDRE F. PEROLD)

[Proxy Card Front]                                                 COMMON STOCK

                        MUNIYIELD CALIFORNIA FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Fund, Inc. (the "Fund") held of record by the undersigned on August 25, 1997 at the Annual Meeting of Stockholders of the Fund to be held on October 20, 1997, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and Taurus MuniCalifornia Holdings, Inc.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

2. To consider and act upon a proposal to elect the following persons as Directors of the Fund:

     FOR all nominees listed below        WITHHOLD AUTHORITY to vote
     (except as marked to                for all nominees listed below [_]
     the contrary below)[_]



     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

3. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year ending October 31, 1997.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated:  ______________________________, 1997

                         X _____________________________________________
                                        Signature

                         X _____________________________________________
                                    Signature, if held jointly

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]                                               AUCTION MARKET
                                                                 PREFERRED STOCK

                        MUNIYIELD CALIFORNIA FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield California Fund, Inc. (the "Fund") held of record by the undersigned on August 25, 1997 at the Annual Meeting of Stockholders of the Fund to be held on October 20, 1997, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                (Continued and to be signed on the reverse side)

                                                            [Proxy Card Reverse]

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and Taurus MuniCalifornia Holdings, Inc.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

2. To consider and act upon a proposal to elect the following persons as Directors of the Fund:

     FOR all nominees listed below        WITHHOLD AUTHORITY to vote
     (except as marked to                for all nominees listed below [_]
     the contrary below) [_]


     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

3. To consider and act upon a proposal to ratify the selection of Deloitte & Touche llp as the independent auditors of the Fund to serve for the current fiscal year ending October 31, 1997.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated:  ______________________________, 1997

                         X _____________________________________________
                                        Signature

                         X _____________________________________________
                                    Signature, if held jointly


PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]                                                 COMMON STOCK

                      TAURUS MUNICALIFORNIA HOLDINGS, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Taurus MuniCalifornia Holdings, Inc. (the "Fund") held of record by the undersigned on August 25, 1997 at a Special Meeting of Stockholders of the Fund to be held on October 20, 1997, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield California Fund, Inc.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated:  ______________________________, 1997

                         X _____________________________________________
                                        Signature

                         X _____________________________________________
                                    Signature, if held jointly

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]                                               AUCTION MARKET
                                                                 PREFERRED STOCK
                      TAURUS MUNICALIFORNIA HOLDINGS, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of Taurus MuniCalifornia Holdings, Inc. (the "Fund") held of record by the undersigned on August 25, 1997 at a Special Meeting of Stockholders of the Fund to be held on October 20, 1997, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]


1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield California Fund, Inc.

     FOR [_]     AGAINST [_]     ABSTAIN [_]

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated:  ______________________________, 1997

                         X _____________________________________________
                                        Signature

                         X _____________________________________________
                                    Signature, if held jointly

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.